AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON September 26, 2011
Registration No. 811-09689
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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM N-1A
AMENDMENT NO. 82 TO THE REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [x]
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WELLS FARGO MASTER TRUST (FORMERLY NAMED WELLS FARGO CORE TRUST)
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

525 MARKET STREET
SAN FRANCISCO, CA 94105
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

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REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 222-8222
C. DAVID MESSMAN
WELLS FARGO FUNDS MANAGEMENT, LLC
525 MARKET STREET, 12TH FLOOR
SAN FRANCISCO, CA 94105
(NAME AND ADDRESS OF AGENT FOR SERVICE)

WITH A COPY TO:

MARCO E. ADELFIO, ESQ.
GOODWIN PROCTER LLP
901 NEW YORK AVENUE, N.W.
WASHINGTON, D.C. 20001

Explanatory Note: This Registration Statement has been filed by the Registrant pursuant to Section 8(b) of the Investment Company Act of 1940, as amended, in order to update the May Portfolios of the Trust, and to make certain non-material changes to the Registration Statement. Beneficial interests in the Registrant have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), since such interests are issued solely in private placement transactions which do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act. Investments in the Registrant may only be made by investment companies or certain other entities which are "accredited investors" within the meaning of Regulation D under the 1933 Act. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, any beneficial interests in the Registrant.

WELLS FARGO MASTER TRUST

PART A

Wells Fargo Advantage Funds	|	September 28, 2011

Wells Fargo Master Trust

Part A

C&B Large Cap Value Portfolio	International Index Portfolio

Diversified Fixed Income Portfolio	International Value Portfolio

Diversified Large Cap Growth Portfolio	Large Company Value Portfolio
(formerly Disciplined Value Portfolio)
Diversified Stock Portfolio	Managed Fixed Income Portfolio

Emerging Growth Portfolio	Short-Term Investment Portfolio

Equity Value Portfolio	Small Cap Value Portfolio
(formerly Strategic Small Cap Value Portfolio)
Index Portfolio	Small Company Growth Portfolio

Inflation-Protected Bond Portfolio	Small Company Value Portfolio

International Equity Portfolio	Stable Income Portfolio

International Growth Portfolio	Total Return Bond Portfolio

NOTE: Responses to Form N-1A Items 1, 2, 3, 4 and 13 have been omitted pursuant to Paragraph (B)(2)(b) of the General
Instructions to Form N-1A.

C&B Large Cap Value Portfolio Summary

Item 5: Fund Management

Adviser	Sub-Adviser	Portfolio Manager, Title/Managed Since
Wells Fargo Funds Management, LLC	Cooke & Bieler, L.P.

Kermit S. Eck, CFA (through December 31, 2011), Portfolio Manager / 1992
Daren C. Heitman, CFA, Portfolio Manager / 2005
Steve Lyons, CFA, Portfolio Manager / 2009
Michael M. Meyer, CFA, Portfolio Manager / 1993
Edward W. O'Connor, CFA, Portfolio Manager / 2002
R. James O'Neil, CFA, Portfolio Manager / 1990
Mehul Trivedi, CFA, Portfolio Manager / 1998
William Weber, CFA, Portfolio Manager / 2011

For important information about purchase and sale of Portfolio interests and tax information, please turn to "Summary of Important Information Regarding Purchase and Sale of Portfolio Interests" beginning on page 23.

Diversified Fixed Income Portfolio Summary

Item 5: Fund Management

Adviser	Sub-Adviser	Portfolio Manager, Title/Managed Since
Wells Fargo Funds Management, LLC	SSgA Funds Management, Inc.	Michael J. Brunell, CFA, Portfolio Manager / 2006 Allen Kwong, Portfolio Manager / 2006

For important information about purchase and sale of Portfolio interests and tax information, please turn to "Summary of Important Information Regarding Purchase and Sale of Portfolio Interests" beginning on page 23.

Diversified Large Cap Growth Portfolio Summary

Item 5: Fund Management

Adviser	Sub-Adviser	Portfolio Manager, Title/Managed Since
Wells Fargo Funds Management, LLC	Wells Capital Management Incorporated

Joseph M. Eberhardy, CFA, CPA, Portfolio Manager / 2011
Michael Harris, CFA, Portfolio Manager / 2011
Thomas C. Ognar, CFA, Portfolio Manager / 2011
Bruce C. Olson, CFA, Portfolio Manager / 2011
Thomas J. Pence, CFA, Portfolio Manager / 2011
Michael T. Smith, CFA, Portfolio Manager / 2011

For important information about purchase and sale of Portfolio interests and tax information, please turn to "Summary of Important Information Regarding Purchase and Sale of Portfolio Interests" beginning on page 23.

Diversified Stock Portfolio Summary

Item 5: Fund Management

Adviser	Sub-Adviser	Portfolio Manager, Title/Managed Since
Wells Fargo Funds Management, LLC	SSgA Funds Management, Inc.	Lynn Blake, CFA, Portfolio Manager / 2005 Dwayne Hancock, CFA, Portfolio Manager / 2005

For important information about purchase and sale of Portfolio interests and tax information, please turn to "Summary of Important Information Regarding Purchase and Sale of Portfolio Interests" beginning on page 23.

Emerging Growth Portfolio Summary

Item 5: Fund Management

Adviser	Sub-Adviser	Portfolio Manager, Title/Managed Since
Wells Fargo Funds Management, LLC	Wells Capital Management Incorporated	Joseph M. Eberhardy, CFA, CPA, Portfolio Manager / 2008 Thomas C. Ognar, CFA, Portfolio Manager / 2007 Bruce C. Olson, CFA, Portfolio Manager / 2007

For important information about purchase and sale of Portfolio interests and tax information, please turn to "Summary of Important Information Regarding Purchase and Sale of Portfolio Interests" beginning on page 23.

Equity Value Portfolio Summary

Item 5: Fund Management

Adviser	Sub-Adviser	Portfolio Manager, Title/Managed Since
Wells Fargo Funds Management, LLC	Systematic Financial Management, LP	D. Kevin McCreesh, CFA, Portfolio Manager / 2003 Ronald M. Mushock, CFA, Portfolio Manager / 2003

For important information about purchase and sale of Portfolio interests and tax information, please turn to "Summary of Important Information Regarding Purchase and Sale of Portfolio Interests" beginning on page 23.

Index Portfolio Summary

Item 5: Fund Management

Adviser	Sub-Adviser	Portfolio Manager, Title/Managed Since
Wells Fargo Funds Management, LLC	Golden Capital Management, LLC[1]	Weidong Li, CFA[1], Portfolio Manager / 2011 Bradley J. Ursillo, CFA[1], Portfolio Manager/ 2011
1.	Effective October 1, 2011.

For important information about purchase and sale of Portfolio interests and tax information, please turn to "Summary of Important Information Regarding Purchase and Sale of Portfolio Interests" beginning on page 23.

Inflation-Protected Bond Portfolio Summary

Item 5: Fund Management

Adviser	Sub-Adviser	Portfolio Manager, Title/Managed Since
Wells Fargo Funds Management, LLC	Wells Capital Management Incorporated	Michael J. Bray, CFA, Portfolio Manager / 2005 Jay N. Mueller, CFA, Portfolio Manager / 2005

For important information about purchase and sale of Portfolio interests and tax information, please turn to "Summary of Important Information Regarding Purchase and Sale of Portfolio Interests" beginning on page 23.

International Equity Portfolio Summary

Item 5: Fund Management

Adviser	Sub-Adviser	Portfolio Manager, Title/Managed Since
Wells Fargo Funds Management, LLC	Wells Capital Management Incorporated	Francis Claró, CFA, Portfolio Manager / 2009

For important information about purchase and sale of Portfolio interests and tax information, please turn to "Summary of Important Information Regarding Purchase and Sale of Portfolio Interests" beginning on page 23.

International Growth Portfolio Summary

Item 5: Fund Management

Adviser	Sub-Adviser	Portfolio Manager, Title/Managed Since
Wells Fargo Funds Management, LLC	Artisan Partners Limited Partnership	Mark L. Yockey, CFA, Portfolio Manager / 2004

For important information about purchase and sale of Portfolio interests and tax information, please turn to "Summary of Important Information Regarding Purchase and Sale of Portfolio Interests" beginning on page 23.

International Index Portfolio Summary

Item 5: Fund Management

Adviser	Sub-Adviser	Portfolio Manager, Title/Managed Since
Wells Fargo Funds Management, LLC	SSgA Funds Management, Inc.	Lynn Blake, CFA, Portfolio Manager / 2005 Dwayne Hancock, CFA, Portfolio Manager /2005

For important information about purchase and sale of Portfolio interests and tax information, please turn to "Summary of Important Information Regarding Purchase and Sale of Portfolio Interests" beginning on page 23.

International Value Portfolio Summary

Item 5: Fund Management

Adviser	Sub-Adviser	Portfolio Manager, Title/Managed Since
Wells Fargo Funds Management, LLC	LSV Asset Management	Josef Lakonishok, Portfolio Manager / 2003 Puneet Mansharamani, CFA, Portfolio Manager / 2006 Menno Vermeulen, CFA, Portfolio Manager / 2003

For important information about purchase and sale of Portfolio interests and tax information, please turn to "Summary of Important Information Regarding Purchase and Sale of Portfolio Interests" beginning on page 23.

Large Company Value Portfolio Summary

Item 5: Fund Management

Adviser	Sub-Adviser	Portfolio Manager, Title/Managed Since
Wells Fargo Funds Management, LLC	Phocas Financial Corporation	Stephen L. Block, CFA, Portfolio Manager / 2011 William F.K. Schaff, CFA, Portfolio Manager / 2011

For important information about purchase and sale of Portfolio interests and tax information, please turn to "Summary of Important Information Regarding Purchase and Sale of Portfolio Interests" beginning on page 23.

Managed Fixed Income Portfolio Summary

Item 5: Fund Management

Adviser	Sub-Adviser	Portfolio Manager, Title/Managed Since
Wells Fargo Funds Management, LLC	Galliard Capital Management, Inc.	Richard Merriam, CFA, Portfolio Manager / 2004 Ajay Mizra, CFA, Portfolio Manager / 2004

For important information about purchase and sale of Portfolio interests and tax information, please turn to "Summary of Important Information Regarding Purchase and Sale of Portfolio Interests" beginning on page 23.

Short-Term Investment Portfolio Summary

Item 5: Fund Management

Adviser	Sub-Adviser	Portfolio Manager, Title/Managed Since
Wells Fargo Funds Management, LLC	Wells Capital Management Incorporated	David D. Sylvester, Portfolio Manager / 1997

For important information about purchase and sale of Portfolio interests and tax information, please turn to "Summary of Important Information Regarding Purchase and Sale of Portfolio Interests" beginning on page 23.

Small Cap Value Portfolio Summary

Item 5: Fund Management

Adviser	Sub-Adviser	Portfolio Manager, Title/Managed Since
Wells Fargo Funds Management, LLC	Wells Capital Management Incorporated	I. Charles Rinaldi, Portfolio Manager / 2006 Erik C. Astheimer, Portfolio Manager / 2011 Michael Schneider, CFA, Portfolio Manager / 2011

For important information about purchase and sale of Portfolio interests and tax information, please turn to "Summary of Important Information Regarding Purchase and Sale of Portfolio Interests" beginning on page 23.

Small Company Growth Portfolio Summary

Item 5: Fund Management

Adviser	Sub-Adviser	Portfolio Manager, Title/Managed Since
Wells Fargo Funds Management, LLC	Peregrine Capital Management, Inc.

William A. Grierson, CFA, Portfolio Manager / 2005
Daniel J. Hagen, CFA, Portfolio Manager / 2003
Robert B. Mersky, CFA, Portfolio Manager / 1984
James P. Ross, CFA, Portfolio Manager / 2005
Paul E. von Kuster, CFA, Portfolio Manger/  1984

For important information about purchase and sale of Portfolio interests and tax information, please turn to "Summary of Important Information Regarding Purchase and Sale of Portfolio Interests" beginning on page 23.

Small Company Value Portfolio Summary

Item 5: Fund Management

Adviser	Sub-Adviser	Portfolio Manager, Title/Managed Since
Wells Fargo Funds Management, LLC	Peregrine Capital Management, Inc.	Jason R. Ballsrud, CFA, Portfolio Manager / 2005 Tasso H. Coin, Jr., CFA, Portfolio Manager / 2002 Douglas G. Pugh, CFA, Portfolio Manager / 2002

For important information about purchase and sale of Portfolio interests and tax information, please turn to "Summary of Important Information Regarding Purchase and Sale of Portfolio Interests" beginning on page 23.

Stable Income Portfolio Summary

Item 5: Fund Management

Adviser	Sub-Adviser	Portfolio Manager, Title/Managed Since
Wells Fargo Funds Management, LLC	Galliard Capital Management, Inc.	Richard Merriam, CFA, Portfolio Manager / 2004 Ajay Mizra, CFA, Portfolio Manager / 2004

For important information about purchase and sale of Portfolio interests and tax information, please turn to "Summary of Important Information Regarding Purchase and Sale of Portfolio Interests" beginning on page 23.

Total Return Bond Portfolio Summary

Item 5: Fund Management

Adviser	Sub-Adviser	Portfolio Manager, Title/Managed Since
Wells Fargo Funds Management, LLC	Wells Capital Management Incorporated	Troy Ludgood, Portfolio Manager / 2007 Thomas O'Connor, CFA, Portfolio Manager / 2003

For important information about purchase and sale of Portfolio interests and tax information, please turn to "Summary of Important Information Regarding Purchase and Sale of Portfolio Interests" beginning on page 23.

Summary of Important Information Regarding Purchase and Sale of Portfolio Interests

Item 6: Transaction Policies

Investments in the Portfolios may only be made by certain institutional investors, whether organized within or outside the United States (excluding individuals, S corporations, partnerships, and grantor trusts beneficially owned by any individuals, S corporations, or partnerships). An investor in a Portfolio must also be an"accredited investor," as that term is defined under Rule 501(a) of Regulation D under the 1933 Act.
There is no minimum initial or subsequent investment amount in a Portfolio. However, since each Portfolio intends to be as fully invested at all times as is reasonably practicable in order to enhance the return on its assets, investments must be made in federal funds (i.e., monies credited to the account of the Trust's custodian by a Federal Reserve Bank).
An investor in a Portfolio may withdraw all or any portion of its investment in the Portfolio at the NAV next determined after a withdrawal request in proper form is furnished by the investor to the Trust.

Item 7: Tax Information

Each investor in the Portfolio will be taxable on its distributive share of the Portfolio's taxable income in determining its federal income tax liability. As a non-publicly traded partnership, the Portfolio will be deemed to have"passed through" to interestholders any interest, dividends, gains and losses which may be taxable as ordinary income or capital gains.

Item 8: Not Applicable

Overview of Wells Fargo Master Trust

Wells Fargo Master Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust is currently comprised of twenty separate series (each a "Portfolio" and collectively the "Portfolios"), seventeen of which have a fiscal year-end of May 31 ("May Portfolios") and three of which have a fiscal year-end of February 28 (or February 29 as the case may be) ("February Portfolios") as shown in the table below:

Fiscal Year End	Portfolio
May 31

C&B Large Cap Value Portfolio
Diversified Large Cap Growth Portfolio
Emerging Growth Portfolio
Equity Value Portfolio
Index Portfolio
Inflation-Protected Bond Porfolio
International Equity Portfolio
International Growth Portfolio
International Index Portfolio
International Value Portfolio
Large Company Value Portfolio
Managed Fixed Income Portfolio
Small Cap Value Portfolio
Small Company Growth Portfolio
Small Company Value Portfolio
Stable Income Portfolio
Total Return Bond Portfolio

February 28 (or February 29 as the case may be)	Diversified Fixed Income Portfolio Diversified Stock Portfolio Short-Term Investment Portfolio

The Trust's Amended and Restated Declaration of Trust authorizes the Board of Trustees (the "Board") to issue an unlimited number of beneficial interests ("Interests") and to establish and designate such Interests into one or more Portfolios. Wells Fargo Funds Management, LLC ("Funds Management" or the "Adviser") serves as the adviser to each of the Portfolios. The Portfolios' Adviser is responsible for implementing the investment policies and guidelines for the Portfolios, and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Portfolios. References to the Adviser also may be considered to be references to the individual sub-advisers who have day-to-day portfolio management responsibilities for the Portfolios, as applicable.

ITEM 9: Investment Objectives, Principal Investments and Strategies, Related Risks and Disclosure of Portfolio Holdings

The investment objective of each Portfolio is non-fundamental, and may be changed by a vote of the Board. Percentages of the "Portfolio's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of the C&B Large Cap Value Portfolio, Diversified Fixed Income Portfolio, Diversified Large Cap Growth Portfolio, Diversified Stock Portfolio, Equity Value Portfolio, Index Portfolio, Inflation-Protected Bond Portfolio, International Index Portfolio, Large Company Value Portfolio, Managed Fixed Income Portfolio, Small Cap Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Stable Income Portfolio and Total Return Bond Portfolio concerning "80% of the Portfolio's net assets" may be changed by the Board without interestholder approval, but interestholders would be given 60 days notice. The following pages contain the investment objectives, principal investments, principal investment strategies, and related risks for each of the Portfolios.

C&B Large Cap Value Portfolio

Adviser	Wells Fargo Funds Management, LLC
Sub-Adviser	Cooke & Bieler, L.P.
Portfolio Managers	Kermit S. Eck, CFA (through December 31, 2011) Daren C. Heitman, CFA Steve Lyons, CFA Michael M. Meyer, CFA Edward W. O'Connor, CFA R. James O'Neil, CFA Mehul Trivedi, CFA William Weber, CFA

Investment Objective

The Portfolio seeks maximum long-term total return (current income and capital appreciation), consistent with minimizing risk to principal.

The Portfolio's Board of Trustees can change this investment objective without a shareholder vote.

Principal Investments

Under normal circumstances, the Adviser invests:

  at least 80% of the Portfolio's net assets in equity securities of large-capitalization companies.

Principal Investment Strategies

The Portfolio invests principally in equity securities of large-capitalization companies, which we define as companies with market capitalizations within the range of the Russell 1000® Index. The market capitalization range of the Russell 1000® Index was approximately $526 million to $384 billion, as of June 27, 2011, and is expected to change frequently. The Adviser manages a relatively focused portfolio of 30 to 50 companies that enables the Adviser to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market.
The Adviser selects securities for the portfolio based on an analysis of a company's financial characteristics and an assessment of the quality of a company's management. In selecting a company, the Adviser considers criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections. The Adviser further narrows the universe of acceptable investments by undertaking intensive research including interviews with a company's top management, customers and suppliers. The Adviser believes its assessment of business quality and emphasis on valuation will protect the portfolio's assets in down markets, while its insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets. The Adviser regularly reviews the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamentals of the business, or the Adviser has identified a more attractive investment opportunity. The Adviser may actively trade portfolio securities.

The Portfolio may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when the Adviser believes it is in the best interests of the interestholders to do so. During these periods, the Portfolio may not achieve its objective.

Principal Risk Factors

The Portfolio is primarily subject to the risks mentioned below.

Focused Portfolio Risk Issuer Risk Larger Company Securities Risk Liquidity Risk	Management Risk Market Risk Regulatory Risk Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Portfolio and could adversely affect the Portfolio's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

Diversified Fixed Income Portfolio

Adviser	Wells Fargo Funds Management, LLC
Sub-Adviser	SSgA Funds Management, Inc.
Portfolio Managers	Michael J. Brunell, CFA Allen Kwong

Investment Objective

The Portfolio seeks to approximate the total return (consisting of income and capital appreciation) of the fixed income portion of the Dow Jones Target Date Indexes.

The Portfolio's Board of Trustees can change this investment objective without a shareholder vote.

Principal Investments

Under normal circumstances, the Adviser invests:

  at least 80% of the Portfolio's net assets in fixed income securities.

Principal Investment Strategies

The Portfolio invests principally in securities comprising the fixed income portion of the Dow Jones Target Date Indexes. The Adviser attempts to achieve a correlation of at least 95% between the performance of the fixed income portion of the Dow Jones Target Date Indexes and the Portfolio's investment results, before expenses. The fixed income portion is represented by the Barclays Capital Government Bond Index, Barclays Capital Corporate Bond Index, Barclays Capital Mortgage Bond Index, Barclays Capital Majors (ex U.S.) Index.
The Portfolio seeks to approximate, before expenses, the total return of the fixed income portion of the Dow Jones Target Date Indexes by investing in the securities that comprise the sub-indexes representing the fixed income asset class. These fixed income sub-indexes include exposure to non-U.S. Treasury bonds, U.S. Treasury bonds, U.S. Agency debt, U.S.-dollar denominated corporate debt, and U.S. Agency mortgage-backed securities with a weighted average maturity of at least one year. The Portfolio uses an optimization process which seeks to balance the replication of index performance and security transaction costs. Using a statistical sampling technique, the Portfolio purchases the most liquid securities in the index in approximately the same proportion as the index. To replicate the performance of the less liquid securities, the Portfolio attempts to match the industry and risk characteristics of those securities, without incurring the transaction costs associated with purchasing every security in the index. This approach attempts to balance the goal of maximizing the replication of index performance, against the goal of trying to manage transaction costs. Furthermore, the Adviser may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. The Adviser may actively trade portfolio securities.
The Portfolio may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when the Adviser believes it is in the best interests of the interestholders to do so. During these periods, the Portfolio may not achieve its objective.

Principal Risk Factors

The Portfolio is primarily subject to the risks mentioned below.

Counter-Party Risk Debt Securities Risk Derivatives Risk Foreign Investment Risk Index Tracking Risk Issuer Risk Leverage Risk	Liquidity Risk Management Risk Market Risk Mortgage- and Asset-Backed Securities Risk Regulatory Risk U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Portfolio and could adversely affect the Portfolio's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

Diversified Large Cap Growth Portfolio

Adviser	Wells Fargo Funds Management, LLC
Sub-Adviser	Wells Capital Management Incorporated
Portfolio Managers	Joseph M. Eberhardy, CFA, CPA Michael Harris, CFA Thomas C. Ognar, CFA Bruce C. Olson, CFA Thomas J. Pence, CFA Michael T. Smith, CFA

Investment Objective

The Portfolio seeks long-term capital appreciation.

The Portfolio's Board of Trustees can change this investment objective without a shareholder vote.

Principal Investments

Under normal circumstances, the Adviser invests:

  at least 80% of the Portfolio's net assets in equity securities of large-capitalization companies; and

  up to 25% of the Portfolio's total assets in equity securities of foreign issuers through ADRs and similar investments

Principal Investment Strategies

The Adviser invests principally in equity securities of large-capitalization companies that the Adviser defines as companies with market capitalizations within the range of the Russell 1000® Index. The market capitalization range of the Russell 1000® Index was approximately $526 million to $384 billion, as of June 27, 2011, and is expected to change frequently. The Adviser may also invest in equity securities of foreign issuers, through ADRs and similar investments.
The Adviser utilizes several different large cap growth investment strategies to pursue the Portfolio's objective.
A portion of the Portfolio's assets is invested in a strategy that seeks companies that have the prospect for improving sales and earnings growth rates, enjoy a competitive advantage (for example, dominant market share) and that the Adviser believes have effective management with a history of making investments that are in the best interests of shareholders (for example, companies with a history of earnings and sales growth that are in excess of total asset growth). The Adviser pays particular attention to balance sheet metrics such as changes in working capital, property, plant and equipment growth, inventory levels, accounts receivable, and acquisitions. The Adviser also looks at how management teams allocate capital in order to drive future cash flow. Price objectives are determined based on industry specific valuation methodologies including relative price-to-earnings multiples, price-to-book value, operating profit margin trends, enterprise value to EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) and free cash flow yield. In addition to meeting with management, the Adviser takes a surround the company approach by surveying a company's vendors, distributors, competitors and customers to obtain multiple perspectives that help the Adviser make better investment decisions. Portfolio holdings are continuously monitored for changes in fundamentals. The Adviser seeks a favorable risk/reward relationship to fair valuation, which the Adviser defines as the value of the company (i.e., the Adviser's price target for the stock) relative to where the stock is currently trading. The Adviser may choose to sell a holding when it no longer offers favorable growth prospects or to take advantage of a better investment opportunity.
The remaining portion of the Portfolio's assets is invested in a strategy that looks for companies that dominate their market, are establishing new markets or are undergoing dynamic change. The Adviser believes earnings and revenue growth relative to expectations are critical factors in determining stock price movements. Thus, the Adviser's investment process is centered around finding companies with under-appreciated prospects for robust and sustainable growth in earnings and revenue. To find that growth, the Adviser uses bottom-up research, emphasizing companies whose management teams have a history of successfully executing their strategy and whose business model has sufficient profit potential. The Adviser forecasts revenue and earnings revision opportunities, along with other key financial metrics to assess investment potential. The Adviser then combines that company-specific analysis with their assessment of secular and timeliness trends to form a buy/sell decision about a particular stock. The Adviser sells a company's securities when the Adviser sees deterioration in fundamentals that leads the Adviser to become suspicious of a company's prospective growth profile or the profitability potential of its business model, as this often leads to lower valuation potential. The Adviser may also sell or trim a position when the Adviser needs to raise money to fund the purchase of a better idea or when valuation is extended beyond the Adviser's bullish expectations. The Adviser may actively trade portfolio securities.
Because the Portfolio's assets are managed by multiple portfolio managers within the Portfolio using the investment strategies as described above, the Portfolio could experience overlapping security transactions where certain portfolio managers purchase securities at the same time other portfolio managers are selling those securities. This could lead to higher costs compared to other Portfolio's using a single investment management style. The Adviser may rebalance and reallocate assets across the portfolio strategies and may choose to further divide the Portfolio's assets to allow for additional portions to be managed using other investment approaches that meet the objective and investment parameters of the Portfolio. The Adviser may invest in any sector, and at times may emphasize one or more particular sectors.
The Portfolio may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when the Adviser believes it is in the best interests of the interest holders to do so. During these periods, the Portfolio may not achieve its objective.

Principal Risk Factors

The Portfolio is primarily subject to the risks mentioned below.

Foreign Investment Risk Growth Style Investment Risk Issuer Risk Large Company Securities Risk Liquidity Risk	Management Risk Market Risk Regulatory Risk Sector Emphasis Risk

These and other risks could cause you to lose money in your investment in the Portfolio and could adversely affect the Portfolio's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

Diversified Stock Portfolio

Adviser	Wells Fargo Funds Management, LLC
Sub-Adviser	SSgA Funds Management, Inc.
Portfolio Managers	Lynn Blake, CFA Dwayne Hancock, CFA

Investment Objective

The Portfolio seeks to approximate the total return (consisting of income and capital appreciation) of the equity portion of the Dow Jones Target Date Indexes.

The Portfolio's Board of Trustees can change this investment objective without a shareholder vote.

Principal Investments

Under normal circumstances, the Adviser invests:

  at least 80% of the Portfolio's net assets in equity securities.

Principal Investment Strategies

The Portfolio invests principally in securities comprising the equity portion of the Dow Jones Target Date Indexes. The Adviser attempts to achieve a correlation of at least 95% between the performance of the equity portion of the Dow Jones Target Date Indexes and the Portfolio's investment results, before expenses. The equity portion is represented by the Dow Jones U.S. Large-Cap Growth Index, Dow Jones U.S. Large-Cap Value Index, Dow Jones U.S. Mid-Cap Growth Index, Dow Jones U.S. Mid-Cap Value Index, Dow Jones U.S. Small-Cap Growth Index, Dow Jones U.S. Small-Cap Value Index, Dow Jones Europe/Canada/Middle East Developed Markets Index, Dow Jones Asia/Pacific Developed Markets Index, Dow Jones Emerging Markets Large-Cap TSM Specialty Index.
The Portfolio seeks to approximate, before expenses, the total return of the equity portion of the Dow Jones Target Date Indexes by investing in the securities that comprise the sub-indexes representing the equity asset class. The sub-indexes include exposure to large, mid and small cap U.S. securities as well as securities in international developed and emerging markets. The Portfolio uses an optimization process, which seeks to balance the replication of index performance and security transaction costs. Using a statistical sampling technique, the Portfolio purchases the most liquid securities in the index, in approximately the same proportion as the index. To replicate the performance of the less liquid securities, the Portfolio attempts to match the industry and risk characteristics of those securities, without incurring the transaction costs associated with purchasing every security in the index. This approach attempts to balance the goal of maximizing the replication of index performance, against the goal of trying to manage transaction costs. Furthermore, the Adviser may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. The Adviser may actively trade portfolio securities.
The Portfolio may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when the Adviser believes it is in the best interests of the interestholders to do so. During these periods, the Portfolio may not achieve its objective.

Principal Risk Factors

The Portfolio is primarily subject to the risks mentioned below.

Counter-Party Risk Derivatives Risk Emerging Markets Risk Foreign Investment Risk Growth Style Investment Risk Index Tracking Risk Issuer Risk Larger Company Securities Risk	Leverage Risk Liquidity Risk Management Risk Market Risk Regulatory Risk Smaller Company Securities Risk Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Portfolio and could adversely affect the Portfolio's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

Emerging Growth Portfolio

Adviser	Wells Fargo Funds Management, LLC
Sub-Adviser	Wells Capital Management Incorporated
Portfolio Managers	Joseph M. Eberhardy, CFA, CPA Thomas C. Ognar, CFA Bruce C. Olson, CFA

Investment Objective

The Portfolio seeks long-term capital appreciation.

The Portfolio's Board of Trustees can change this investment objective without a shareholder vote.

Principal Investments

Under normal circumstances, the Adviser invests:

  at least 80% of the Portfolio's total assets in equity securities of small-capitalization companies; and

  up to 25% of the Portfolio's total assets in equity securities of foreign issuers through ADRs and similar investments.

Principal Investment Strategies

The Portfolio invests principally in equity securities of small-capitalization companies that the Adviser believes have prospects for robust and sustainable growth of revenues and earnings. The Adviser defines small-capitalization companies as those with market capitalizations of $3 billion or less. Small-capitalization companies may include both domestic and foreign small-capitalization companies. The Adviser may also invest in equity securities of foreign issuers through ADRs and similar investments.
The Adviser seeks small-capitalization companies that are in their emerging phase of their life cycle. The Adviser believes earnings and revenue growth relative to expectations are critical factors in determining stock price movements. Thus, their investment process is centered around finding emerging growth companies with under-appreciated prospects for robust and sustainable growth in earnings and revenue. To find that growth, the Adviser uses bottom-up research, emphasizing companies whose management teams have a history of successfully executing their strategy and whose business model has sufficient profit potential. The Adviser forecasts revenue and earnings revision opportunities, along with other key financial metrics to assess investment potential. The Adviser then combines that company-specific analysis with their assessment of secular and timeliness trends to form a buy/sell decision about a particular stock. The Adviser may invest in any sector and at times the Adviser may emphasize one or more particular sectors. The Adviser sells a company's securities when they see deterioration in fundamentals that leads them to become suspicious of a company's prospective growth profile or the profitability potential of its business model, as this often leads to lower valuation potential. The Adviser may also sell or trim a position when they need to raise money to fund the purchase of a better idea or when valuation is extended beyond their bullish expectations. The Adviser may actively trade portfolio securities.

The Portfolio may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

Principal Risk Factors

The Portfolio is primarily subject to the risks mentioned below.

Foreign Investment Risk Growth Style Investment Risk Issuer Risk Liquidity Risk	Management Risk Market Risk Regulatory Risk Smaller Company Securities Risk

These and other risks could cause you to lose money in your investment in the Portfolio and could adversely affect the Portfolio's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

Equity Value Portfolio

Adviser	Wells Fargo Funds Management, LLC
Sub-Adviser	Systematic Financial Management, LP
Portfolio Managers	D. Kevin McCreesh, CFA Ronald M. Mushock, CFA

Investment Objective

The Portfolio seeks long-term capital appreciation.

The Portfolio's Board of Trustees can change this investment objective without a shareholder vote.

Principal Investments

Under normal circumstances, the Adviser invests:

  at least 80% of the Portfolio's net assets in equity securities of large-capitalization companies.

Principal Investment Strategies

The Adviser invests principally in equity securities of large-capitalization companies, which the Adviser defines as companies with market capitalizations within the range of the Russell 1000® Index. The market capitalization range of the Russell 1000® Index was $526 million to $384 billion, as of June 27, 2011, and is expected to change frequently.
In making investment decisions for the Portfolio, the Adviser applies a fundamentals-driven, company-specific analysis.As part of the analysis, the Adviser evaluates criteria such as price to earnings, price to book, and price to sales ratios, and cash flow. The Adviser also evaluates the companies' sales and expense trends, changes in earnings estimates and market position, as well as the industry outlook. The Adviser looks for catalysts that could positively, or negatively, affect prices of current and potential companies for the Portfolio. Additionally, the Adviser seeks confirmation of earnings potential before investing in a security. The Adviser also applies a rigorous screening process to manage the portfolio's overall risk profile. The Adviser generally considers selling a stock when it has achieved its fair value,when the issuer's business fundamentals have deteriorated, or if the potential for positive change is no longer evident. The Adviser may actively trade portfolio securities.
The Portfolio may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when the Adviser believes it is in the best interests of the interestholders to do so. During these periods, the Portfolio may not achieve its objective.

Principal Risk Factors

The Portfolio is primarily subject to the risks mentioned below.

Issuer Risk Larger Company Securities Risk Liquidity Risk Management Risk	Market Risk Regulatory Risk Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Portfolio and could adversely affect the Portfolio's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

Index Portfolio

Adviser	Wells Fargo Funds Management, LLC
Sub-Adviser	Golden Capital Management, LLC[1]
Portfolio Managers	Weidong Li, CFA[1] Bradley J. Ursillo, CFA[1]
1.	Effective October 1, 2011.

Investment Objective

The Portfolio seeks to replicate the total return of the Standard & Poor's 500 Composite Stock Index (the "S&P 500 Index"), before expenses.

The Portfolio's Board of Trustees can change this investment objective without a shareholder vote.

Principal Investments

Under normal circumstances, the Adviser invests:

  at least 80% of the Portfolio's net assets in a diversified portfolio of equity securities designed to replicate the holdings and weightings of the stocks comprising the S&P 500 Index.

Principal Investment Strategies

The Portfolio invests in substantially all of the common stocks comprising the S&P 500 Index and attempts to achieve at least a 95% correlation between the performance of the S&P 500 Index and the Portfolio's investment results, before expenses. This correlation is sought regardless of market conditions. If the Adviser is unable to achieve this correlation, the Adviser will closely monitor the performance and composition of the S&P 500 Index and adjust the Portfolio's securities holdings as as necessary to seek the correlation.
A precise duplication of the performance of the S&P 500 Index would mean that the net asset value ("NAV") of Interests, including dividends and capital gains,would increase or decrease in exact proportion to changes in the S&P 500 Index. Such a 100% correlation is not feasible. The Adviser's ability to track the performance of the S&P 500 Index may be affected by,among other things, transaction costs and interestholder purchases and redemptions. The Adviser continuously monitors the performance and composition of the S&P 500 Index and adjusts the Portfolio's securities as necessary to reflect any changes to the S&P 500 Index and to maintain a 95% or better performance correlation, before expenses. The Adviser may actively trade portfolio securities.
Furthermore, the Adviser may use futures to manage risk or to enhance return.
The Portfolio may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when the Adviser believes it is in the best interests of the interestholders to do so. During these periods, the Portfolio may not achieve its objective.

Principal Risk Factors

The Portfolio is primarily subject to the risks mentioned below.

Counter-Party Risk Derivatives Risk Futures Risk Index Tracking Risk Issuer Risk Larger Company Securities Risk	Leverage Risk Liquidity Risk Management Risk Market Risk Regulatory Risk

These and other risks could cause you to lose money in your investment in the Portfolio and could adversely affect the Portfolio's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

Inflation-Protected Bond Portfolio

Adviser	Wells Fargo Funds Management, LLC
Sub-Adviser	Wells Capital Management Incorporated
Portfolio Managers	Michael J. Bray, CFA Jay N. Mueller, CFA

Investment Objective

The Portfolio seeks returns that exceed inflation over the long-term.

The Portfolio's Board of Trustees can change this investment objective without a shareholder vote.

Principal Investments

Under normal circumstances, the Adviser invests:

  at least 80% of the Portfolio's net assets in inflation-protected debt securities issued or guaranteed by the U.S.Treasury, U.S. Government agencies or government-sponsored entities; and

  up to 20% of the Portfolio's net assets in adjustable or variable rate debt securities, including mortgage- and asset-backed securities.

Principal Investment Strategies

The Portfolio invests principally in inflation-protected debt securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies or government-sponsored entities. Returns from inflation-protected debt securities generally include interest paid on the principal amount of the security, adjustments made to the principal amount based on an official inflation measure, as well as changes in market value. The Adviser will purchase only securities that are rated, at the time of purchase, within the two highest rating categories assigned by a Nationally Recognized Statistical Ratings Organization, or are deemed by the Adviser to be of comparable quality. The Adviser may also use futures to manage risk or to enhance return.
The Adviser generally will purchase securities that the Adviser believes have strong relative value based on an analysis of a security's characteristics (such as its principal value, coupon rate, maturity, duration and yield) in light of the current market environment. The Adviser may sell a security due to changes in its outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile. The Adviser may actively trade portfolio securities.
The Portfolio may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when the Adviser believes it is in the best interests of the interestholders to do so. During these periods, the Portfolio may not achieve its objective.

Principal Risk Factors

The Portfolio is primarily subject to the risks mentioned below.

Counter-Party Risk Debt Securities Risk Derivatives Risk Futures Risk Inflation-Protected Debt Securities Risk Issuer Risk Leverage Risk	Liquidity Risk Management Risk Market Risk Mortgage- and Asset-Backed Securities Risk Regulatory Risk U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Portfolio and could adversely affect the Portfolio's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

International Equity Portfolio

Adviser	Wells Fargo Funds Management, LLC
Sub-Adviser	Wells Capital Management Incorporated
Portfolio Managers	Francis Claró, CFA

Investment Objective

The Portfolio seeks long-term capital appreciation.

The Portfolio's Board of Trustees can change this investment objective without a shareholder vote.

Principal Investments

Under normal circumstances, the Adviser invests:

  at least 80% of the Portfolio's net assets in equity securities; and

  up to 20% of the Portfolio's total assets in emerging markets equity securities.

Principal Investment Strategies

The Adviser uses bottom-up stock selection, based on in-depth fundamental research as the cornerstone of its investment process. During each stage of the process, the Adviser also considers the influence on the investment theses of top-down factors such as macroeconomic forecasts, real economic growth prospects, fiscal and monetary policy, currency issues, and demographic and political risks. Sector and country weights result from rather than determine the Adviser's stock-selection decisions. The Adviser's investment process seeks both growth and value opportunities. For growth investments, the Adviser targets companies that it believes have strong business franchises, experienced and proven management, and accelerating cash flow growth rates. For value investments, the Adviser targets companies that it believes are undervalued in the marketplace compared to their intrinsic value. Additionally, the Adviser seeks to identify catalysts that will unlock value, which will then be recognized by the market. The Adviser may purchase securities across all market capitalizations. The Adviser conducts ongoing review, research, and analysis of its portfolio holdings. The Adviser may sell a stock if it achieves its investment objective for the position, if a stock's fundamentals or price change significantly, if the Adviser changes its view of a country or sector, or if the stock no longer fits within the risk characteristics of the Adviser's Portfolio. The Adviser considers equity securities of foreign issuers (or foreign securities) to be equity securities: (1) issued by companies with their principal place of business or principal office, or both, as determined in the Adviser's reasonable discretion, in a country other than the U.S.; or (2) issued by companies for which the principal securities trading market is a country other than the U.S. The types of securities in which the Adviser normally invests include common stock, preferred stock, rights, warrants and American Depositary Receipts (ADRs). The Adviser may use futures, options, participation notes or forward foreign currency contracts to manage risk or to enhance return. The Adviser may also actively trade portfolio securities.
The Portfolio may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when the Adviser believes it is in the best interests of the interestholders to do so. During these periods, the Portfolio may not achieve its objective.

Principal Risk Factors

The Portfolio is primarily subject to the risks mentioned below.

Counter-Party Risk Derivatives Risk Emerging Markets Risk Foreign Currency Transactions Risk Foreign Investment Risk Futures Risk Growth Style Investment Risk Issuer Risk Leverage Risk	Liquidity Risk Management Risk Market Risk Options Risk Participation Notes Risk Regulatory Risk Smaller Company Securities Risk Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Portfolio and could adversely affect the Portfolio's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

International Growth Portfolio

Adviser	Wells Fargo Funds Management, LLC
Sub-Adviser	Artisan Partners Limited Partnership
Portfolio Managers	Mark L.Yockey, CFA

Investment Objective

The Portfolio seeks long-term capital appreciation.

The Portfolio's Board of Trustees can change this investment objective without a shareholder vote.

Principal Investments

Under normal circumstances, the Adviser invests:

  at least 80% of the Portfolio's total assets in equity securities of foreign issuers; and

  up to 20% of the Portfolio's total assets in emerging markets equity securities.

Principal Investment Strategies

The Adviser invests principally in the equity securities of foreign issuers. The Adviser invests primarily in developed countries, but may invest in emerging markets. The Adviser considers equity securities of foreign issuers (or foreign securities) to be equity securities: (1) issued by companies with their principal place of business or principal office, or both, as determined in the Adviser's reasonable discretion, in a country other than the U.S.; or (2) issued by companies for which the principal securities trading market is a country other than the U.S. Furthermore, the Adviser may use futures or participation notes to manage risk or to enhance return.
In constructing a portfolio of international growth companies, the Adviser employs a fundamental stock selection process focused on identifying long-term growth opportunities. The Adviser's thematic approach identifies catalysts for change and develops investment themes with the objective of capitalizing on them globally.

  Themes. Changing demographics, developing technology, privatization of economic resources, outsourcing and infrastructure are among the long-term catalysts for change that currently form the basis for the Adviser's investment themes. The Adviser incorporates these catalysts along with sector and regional fundamentals into a long-term global framework for investment analysis and decision-making.

  Sustainable Growth. The Adviser applies a fundamental approach to identifying the long-term, sustainable growth characteristics of potential investments. The Adviser seeks high quality companies that are well managed, have a dominant or improving market position and competitive advantages compared to industry and regional peers.

  Valuation. The Adviser assesses the relationship between the Adviser's estimate of a company's sustainable growth prospects and its stock price. The Adviser utilizes multiple valuation metrics to establish price targets.

The Adviser may choose to sell a stock when a company exhibits deteriorating fundamentals, changing circumstances affect the original reasons for its purchase, or the Adviser chooses to take advantage of a better opportunity. The Adviser reserves the right to hedge the Portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, the Adviser will not engage in extensive foreign currency hedging. The Adviser may actively trade portfolio securities.
The Portfolio may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when the Adviser believes it is in the best interests of the interestholders to do so. During these periods, the Portfolio may not achieve its objective.

Principal Risk Factors

The Portfolio is primarily subject to the risks mentioned below.

Counter-Party Risk Derivatives Risk Emerging Markets Risk Foreign Currency Transactions Risk Foreign Investment Risk Futures Risk Growth Style Investment Risk Issuer Risk	Larger Company Securities Risk Leverage Risk Liquidity Risk Management Risk Market Risk Participation Notes Risk Regulatory Risk Smaller Company Securities Risk

These and other risks could cause you to lose money in your investment in the Portfolio and could adversely affect the Portfolio's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

International Index Portfolio

Adviser	Wells Fargo Funds Management, LLC
Sub-Adviser	SSgA Funds Management, Inc.
Portfolio Managers	Lynn Blake, CFA Dwayne Hancock, CFA

Investment Objective

The Portfolio seeks to approximate the total return of an international portfolio of common stocks represented by the Morgan Stanley Capital International Europe, Australia, Far East Index (the "MSCI EAFE Index," or the "Index") before expenses.

The Portfolio's Board of Trustees can change this investment objective without a shareholder vote.

Principal Investments

Under normal circumstances, the Adviser invests:

  at least 80% of the Portfolio's net assets in equity securities comprising the MSCI EAFE Index.

Principal Investment Strategies

The Adviser considers investments that provide substantially similar exposure to securities comprising the MSCI EAFE Index. Furthermore, the Adviser may use futures to manage risk or to enhance return. The Adviser attempts to achieve a correlation of at least 95% between the performance of the MSCI EAFE Index and the Adviser's investment results, before expenses. This correlation is sought regardless of market conditions.
A precise duplication of the performance of the MSCI EAFE Index would mean that the net asset value ("NAV") of Interests, including dividends and capital gains would increase and decrease in exact proportion to changes in the MSCI EAFE Index. Such a 100% correlation is not feasible. The Adviser's ability to track the performance of the MSCI EAFE Index may be affected by, among other things: the Portfolio's expenses; the amount of cash and cash equivalents held by the Portfolio; the manner in which the performance of the MSCI EAFE Index is calculated; the size of the Portfolio's investment portfolio; and the timing, frequency and size of interestholder purchases and redemptions. The Adviser uses cash flows from interestholder purchase and redemption activity to maintain, to the extent feasible, the similarity of its performance to that of the MSCI EAFE Index. The Adviser regularly monitors the Portfolio's correlation to the MSCI EAFE Index and adjusts the Portfolio's investments to the extent necessary to pursue a performance correlation of at least 95% with the Index. Inclusion of a security in the MSCI EAFE Index in no way implies an opinion by Morgan Stanley as to its attractiveness as an investment. The Adviser reserves the right to hedge the Portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, the Adviser will not engage in extensive foreign currency hedging. The Adviser may actively trade portfolio securities.
The Portfolio may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to maintain liquidity when the Adviser believes it is in the best interests of the interestholders to do so. During these periods, the Portfolio may not achieve its objective.

Principal Risk Factors

The Portfolio is primarily subject to the risks mentioned below.

Counter-Party Risk Derivatives Risk Emerging Markets Risk Foreign Currency Transactions Risk Foreign Investment Risk Futures Risk Index Tracking Risk	Issuer Risk Leverage Risk Liquidity Risk Management Risk Market Risk Regulatory Risk

These and other risks could cause you to lose money in your investment in the Portfolio and could adversely affect the Portfolio's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

International Value Portfolio

Adviser	Wells Fargo Funds Management, LLC
Sub-Adviser	LSV Asset Management
Portfolio Managers	Josef Lakonishok Puneet Mansharamani, CFA Menno Vermeulen, CFA

Investment Objective

The Portfolio seeks long-term capital appreciation.

The Portfolio's Board of Trustees can change this investment objective without a shareholder vote.

Principal Investments

Under normal circumstances, the Adviser invests:

  at least 80% of the Portfolio's total assets in equity securities of foreign issuers; and

  up to 20% of the Portfolio's total assets in emerging markets equity securities.

Principal Investment Strategies

The Adviser invests principally in the equity securities of foreign issuers.
The Adviser invests in equity securities of foreign issuers which the Adviser believes are undervalued in the marketplace at the time of purchase and show recent positive signals, such as an appreciation in prices and increase in earnings. The Adviser considers equity securities of foreign issuers (or foreign securities) to be equity securities: (1) issued by companies with their principal place of business or principal office, or both, as determined in the Adviser's reasonable discretion, in a country other than the U.S.; or (2) issued by companies for which the principal securities trading market is a country other than the U.S. The Adviser invests in the securities of companies located in at least three countries, not including the U.S. The types of securities in which the Adviser normally invests include common stock, preferred stock, rights, warrants and American Depositary Receipts (ADRs). The Adviser may use futures or options to manage risk or to enhance return. The Adviser may also actively trade portfolio securities. Factors the Adviser considers in determining undervaluation include dividend yield, earnings relative to price, cash flow relative to price and book value relative to market value. The Adviser believes that these securities have the potential to produce future returns if their future growth exceeds the market's low expectations. The Adviser uses a quantitative investment model to make investment decisions for the Portfolio. The investment model is designed to take advantage of judgmental biases that influence the decisions of many investors, such as the tendency to develop a "mindset" about a company or to wrongly equate a good company with a good investment irrespective of price. The investment model ranks securities based on fundamental measures of value (such as the dividend yield) and indicators of near-term recovery (such as recent price appreciation). This investment strategy seeks to manage overall portfolio risk while attempting to increase the expected return.

A stock is typically sold if the model indicates a decline in its ranking or if a stock's relative portfolio weight has appreciated significantly (relative to the benchmark).
The Portfolio may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when the Adviser believes it is in the best interests of the interestholders to do so. During these periods, the Portfolio may not achieve its objective.

Principal Risk Factors

The Portfolio is primarily subject to the risks mentioned below.

Counter-Party Risk Derivatives Risk Emerging Markets Risk Foreign Currency Transactions Risk Foreign Investment Risk Futures Risk Issuer Risk Leverage Risk	Liquidity Risk Management Risk Market Risk Options Risk Regulatory Risk Smaller Company Securities Risk Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Portfolio and could adversely affect the Portfolio's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

Large Company Value Portfolio (formerly Disciplined Value Portfolio)

Adviser	Wells Fargo Funds Management, LLC
Sub-Adviser	Phocas Financial Corporation
Portfolio Manager	Stephen L. Block, CFA William F.K. Schaff, CFA

Investment Objective

The Portfolio seeks long-term capital appreciation.

The Portfolio's Board of Trustees can change this investment objective without a shareholder vote.

Principal Investments

Under normal circumstances, the Adviser invests:

  at least 80% of the Portfolio's net assets in equity securities of large-capitalization companies; and

  up to 25% of the Portfolio's total assets in equity securities of foreign issuers through ADRs and similar investments.

Principal Investment Strategies

The Adviser invests principally in equity securities of large-capitalization companies, which are defined as companies with market capitalizations within the range of the Russell 1000® Index. The market capitalization range of the Russell 1000® Index was approximately $526 million to $384 billion, as of June 27, 2011, and is expected to change frequently. The Adviser may also invest in equity securities of foreign issuers through ADRs and similar investments.
Our investment process is highly aware of our sector allocations against our benchmark because we seek outperformance through stock selection rather than overweighting or underweighting certain sectors. We begin our process by ranking approximately 5,000 stocks by market capitalization. Stocks that pass this screen for us will be in the top 20% of market capitalization. We then use our own predetermined criteria (e.g., debt as a portion of firms' total value; net profits as a portion of firms' total revenue; and price-to-earnings ratios) to refine the resulting investment candidates. From there, we perform quantitative financial statement analyses focusing on the strengths and trends in income statements, cash flow statements and balance sheets. Next, using proprietary modeling that determines the valuation of each stock relative to its peers in its respective business sector, we filter the remaining stocks. Our last filter consists of our qualitative assessments for each stock combining inputs that include our assessments of management teams, competitive strengths, business trends, and catalysts in companies' respective businesses. The resulting final portfolio consists of a diverse group of stocks, each of which is believed to have compelling valuations relative to its respective business sector peers and attractive metrics in terms of its appreciation potential.

The Adviser regularly reviews the investments of the Portfolio and may sell a portfolio holding when, among other reasons, the Adviser believes there is a deterioration in the underlying fundamentals of the business, or the Adviser has identified a more attractive investment opportunity. Specifically, a stock may be sold if its valuation rises significantly within its respective industry peer group, if its position appreciates above 4% of the portfolio's total market value, if a company's management strategy deviates negatively from the Adviser's expectations, or if a company's financial statements start to degrade materially. The Adviser may actively trade portfolio securities.

The Portfolio may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Portfolio may not achieve its objective.

Principal Risk Factors

The Portfolio is primarily subject to the risks mentioned below.

Foreign Investment Risk Issuer Risk Larger Company Securities Risk Liquidity Risk	Management Risk Market Risk Regulatory Risk Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Portfolio and could adversely affect the Portfolio's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

Managed Fixed Income Portfolio

Adviser	Wells Fargo Funds Management, LLC
Sub-Adviser	Galliard Capital Management, Inc.
Portfolio Managers	Richard Merriam, CFA Ajay Mirza, CFA

Investment Objective

The Portfolio seeks consistent fixed-income returns.

The Portfolio's Board of Trustees can change this investment objective without a shareholder vote.

Principal Investments

Under normal circumstances, the Adviser invests:

  at least 80% of the Portfolio's net assets in investment grade fixed income securities.

Principal Investment Strategies

The Adviser invests in a diversified portfolio of investment grade fixed- and variable-rate U.S. dollar denominated, fixed-income securities of a broad spectrum of U.S. and foreign issuers, including U.S. Government obligations and the debt securities of financial institutions, corporations and others. The Adviser emphasizes the use of intermediate maturity securities to lessen duration and employs lower risk yield enhancement techniques to enhance return over a complete economic or interest rate cycle. The Adviser considers intermediate-term securities to be those with maturities of between 2 and 20 years. The Adviser may use futures, options or swaps to manage risk and enhance returns.
The Portfolio will limit its investment in mortgage-backed securities to not more than 65% of total assets and its investment in other asset-backed securities to not more than 25% of total assets. In addition, the Portfolio may not invest more than 30% of total assets in securities issued or guaranteed by any single agency or instrumentality of the U.S. Government, except the U.S. Treasury. Under normal circumstances, the Adviser expects the Portfolio's dollar-weighted average effective maturity to be between 3 and 12 years with a duration ranging between 2 to 6 years.
While not a principal strategy, the Adviser also may invest up to 10% of the Portfolio's total assets in securities issued or guaranteed by foreign governments the Adviser deems stable, or their subdivisions, agencies, or instrumentalities; in loan or security participations; in securities of supranational organizations; and in municipal securities.
The Adviser may actively trade portfolio securities.
The Portfolio may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when the Adviser believes it is in the best interests of the interestholders to do so. During these periods, the Portfolio may not achieve its objective.

Principal Risk Factors

The Portfolio is primarily subject to the risks mentioned below.

Counter-Party Risk Debt Securities Risk Derivatives Risk Foreign Investment Risk Futures Risk Issuer Risk Leverage Risk Liquidity Risk	Management Risk Market Risk Mortgage- and Asset-Backed Securities Risk Options Risk Regulatory Risk Swaps Risk U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Portfolio and could adversely affect the Portfolio's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

Short-Term Investment Portfolio

Adviser	Wells Fargo Funds Management, LLC
Sub-Adviser	Wells Capital Management Incorporated
Portfolio Managers	David D. Sylvester

Investment Objective

The Portfolio seeks current income while preserving capital and liquidity.

The Portfolio's Board of Trustees can change this investment objective without a shareholder vote.

Principal Investments

Under normal circumstances, the Adviser invests exclusively in high-quality, short-term U.S. dollar-denominated money market instruments of domestic and foreign issuers.

Principal Investment Strategies

The Adviser actively manages a portfolio of high-quality, short-term, U.S. dollar-denominated money market instruments. The Adviser will only purchase First Tier securities. These include, but are not limited to, bank obligations such as time deposits and certificates of deposit, government securities, asset-backed securities, commercial paper, corporate bonds, municipal securities and repurchase agreements. These investments may have fixed, floating, or variable rates of interest and may be obligations of U.S. or foreign issuers. The Adviser may invest more than 25% of the Portfolio's total assets in U.S. dollar-denominated obligations of U.S. banks.
The Adviser's security selection is based on several factors, including credit quality, yield and maturity, while taking into account the Portfolio's overall level of liquidity and average maturity.

Principal Risk Factors

The Portfolio is primarily subject to the risks mentioned below.

Counter-Party Risk Debt Securities Risk Foreign Investment Risk Issuer Risk Management Risk	Market Risk Municipal Securities Risk Regulatory Risk U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Portfolio and could adversely affect the Portfolio's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

Small Cap Value Portfolio (formerly Strategic Small Cap Value Portfolio)

Adviser	Wells Fargo Funds Management, LLC
Sub-Adviser	Wells Capital Management Incorporated
Portfolio Managers	I. Charles Rinaldi Erik C. Astheimer Michael Schneider, CFA

Investment Objective

The Portfolio seeks long-term capital appreciation by investing primarily in small capitalization securities.

The Portfolio's Board of Trustees can change this investment objective without a shareholder vote.

Principal Investments

Under normal circumstances, the Adviser invests:

  at least 80% of the Portfolio's net assets in securities of small-capitalization companies; and

  up to 25% of the Portfolio's total assets in equity securities of foreign issuers, including ADRs and similar investments.

Principal Investment Strategies

We invest principally in equity securities of small-capitalization companies, which we define as companies with market capitalizations within the range of the Russell 2500TM Index. The market capitalization range of the Russell 2500TM Index was approximately $22 million to $7.3 billion, as of June 27, 2011, and is expected to change frequently. We may also invest in equity securities of foreign issuers, including ADRs and similar investments. We may use options to manage risk or to enhance return. As a hedging strategy, the Portfolio may write put and call options, meaning that the Portfolio sells an option to another party giving that party the right to either sell a stock to (put) or buy a stock from (call) the Portfolio at a predetermined price in the future. Whether or not this hedging strategy is successful depends on a variety of factors, particularly our ability to predict movements of the price of the hedged stock.
The Adviser employs a multi-faceted investment process that consists of quantitative idea generation and rigorous fundamental research. This process involves identifying companies that the Adviser believes exhibit attractive valuation characteristics and warrant further research. The Adviser then conducts fundamental research to find securities in small-capitalization companies with a positive dynamic for change that could move the price of such securities higher. The positive dynamic may include a change in management team, a new product or service, corporate restructuring, an improved business plan, a change in the regulatory environment, or the right time for the industry in its market cycle. The Adviser typically sells a security when its fundamentals deteriorate, its relative valuation versus the peer group and market becomes expensive, or for risk management considerations. We believe the combination of buying the securities of undervalued small-capitalization companies with positive dynamics for change limits our downside risk while allowing us to potentially participate in significant upside appreciation in the price of such securities. The Adviser may actively trade portfolio securities.
The Portfolio may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Portfolio may not achieve its objective.

Principal Risk Factors

The Portfolio is primarily subject to the risks mentioned below.

Counter-Party Risk Derivatives Risk Issuer Risk Foreign Currency Transactions Risk Foreign Investment Risk Leverage Risk Liquidity Risk	Management Risk Market Risk Multi-Style Management Risk Options Risk Regulatory Risk Smaller Company Securities Risk Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Portfolio and could adversely affect the Portfolio's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

Small Company Growth Portfolio

Adviser	Wells Fargo Funds Management, LLC
Sub-Adviser	Peregrine Capital Management, Inc.
Portfolio Managers	William A. Grierson, CFA Daniel J. Hagen, CFA Robert B. Mersky, CFA James P. Ross, CFA Paul E. von Kuster, CFA

Investment Objective

The Portfolio seeks long-term capital appreciation.

The Portfolio's Board of Trustees can change this investment objective without a shareholder vote.

Principal Investments

Under normal circumstances, the Adviser invests:

  at least 80% of the Portfolio's net assets in equity securities of small-capitalization companies.

Principal Investment Strategies

The Adviser invests principally in equity securities of small-capitalization companies, which the Adviser defines as companies with market capitalizations of $3 billion or less. The Adviser may also invest in equity securities of foreign issuers through ADRs and similar investments.

In selecting securities for the Portfolio, the Adviser conducts rigorous research to identify companies where the prospects for rapid earnings growth (Discovery phase) or significant change (Rediscovery phase) have yet to be well understood, and are therefore not reflected in the current stock price. This research includes meeting with the management of several hundred companies each year and conducting independent external research. Companies that fit into the Discovery phase are those with rapid long-term (3-5 year) earnings growth prospects. Companies that fit into the Rediscovery phase, are those that have the prospect for sharply accelerating near-term earnings (next 12-18 months), or companies selling at a meaningful discount to their underlying asset value. The Adviser may decrease certain stock holdings when their positions rise relative to the overall portfolio. The Adviser may sell a stock in its entirety when it reaches their sell target price, which is set at the time of purchase. The Adviser may also sell stocks that experience adverse fundamental news, have significant short-term price declines, or in order to provide funds for new stock purchases. The Adviser may actively trade portfolio securities.

The Portfolio may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when the Adviser believes it is in the best interests of the interestholders to do so. During these periods, the Portfolio may not achieve its objective.

Principal Risk Factors

The Portfolio is primarily subject to the risks mentioned below.

Foreign Investment Risk Growth Style Investment Risk Issuer Risk Liquidity Risk	Management Risk Market Risk Regulatory Risk Smaller Company Securities Risk

These and other risks could cause you to lose money in your investment in the Portfolio and could adversely affect the Portfolio's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

Small Company Value Portfolio

Adviser	Wells Fargo Funds Management, LLC
Sub-Adviser	Peregrine Capital Management, Inc.
Portfolio Managers	Jason R. Ballsrud, CFA Tasso H. Coin, Jr., CFA Douglas G. Pugh, CFA

Investment Objective

The Portfolio seeks long-term capital appreciation.

The Portfolio's Board of Trustees can change this investment objective without a shareholder vote.

Principal Investments

Under normal circumstances, the Adviser invests:

  at least 80% of the Portfolio's net assets in equity securities of small-capitalization companies.

Principal Investment Strategies

The Adviser invests principally in equity securities of small-capitalization companies, which the Adviser defines as companies with market capitalizations within the range of the Russell 2000® Index. The market capitalization range of the Russell 2000® Index was $22 million to $3.1 billion, as of June 27, 2011, and is expected to change frequently.
The Adviser seeks to identify the least expensive small cap stocks across different sectors. To narrow the universe of possible candidates, the Adviser uses a proprietary, quantitative screening process to emphasize companies exhibiting traditional value characteristics and to rank stocks within each sector based on these criteria. This valuation analysis allows the Adviser to focus its fundamental research efforts on the stocks that the Adviser believes are the most undervalued relative to their respective small cap peer group. The Adviser analyzes each company's fundamental operating characteristics (such as price to earnings ratios, cash flows, company operations, including company prospects and profitability) to identify those companies that are the most promising within their peer group based on factors that have historically determined subsequent outperformance for a given sector. Fundamental research is primarily conducted through financial statement analysis and meetings with company management, however, third-party research is also used for due diligence purposes. The Adviser may sell a stock when it becomes fairly valued or when signs of fundamental deterioration appear. The Adviser may actively trade portfolio securities.
The Portfolio may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when the Adviser believes it is in the best interests of the interestholders to do so. During these periods, the Portfolio may not achieve its objective.

Principal Risk Factors

The Portfolio is primarily subject to the risks mentioned below.

Issuer Risk Liquidity Risk Management Risk Market Risk	Regulatory Risk Smaller Company Securities Risk Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Portfolio and could adversely affect the Portfolio's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

Stable Income Portfolio

Adviser	Wells Fargo Funds Management, LLC
Sub-Adviser	Galliard Capital Management, Inc.
Portfolio Managers	Richard Merriam, CFA Ajay Mirza, CFA

Investment Objective

The Portfolio seeks current income consistent with capital preservation.

The Portfolio's Board of Trustees can change this investment objective without a shareholder vote.

Principal Investments

Under normal circumstances, the Adviser invests:

  at least 80% of the Portfolio's net assets in income-producing debt securities; and

  up to 20% of the Portfolio's total assets in U.S. dollar-denominated debt securities of foreign issuers.

Principal Investment Strategies

The Portfolio invests principally in income-producing debt securities. The Adviser may invest in a variety of debt securities, including corporate, mortgage- and asset-backed securities, and U.S. Government obligations. These securities may have fixed, floating or variable rates and may include U.S. dollar-denominated debt securities of foreign issuers. The Adviser only purchases investment-grade securities, though the Adviser may continue to hold a security that falls below investment-grade. The Adviser may use futures or swap agreements to manage risk or to enhance return. While the Adviser may purchase securities of any maturity or duration, under normal circumstances, the Adviser expects the Portfolio's overall dollar-weighted average effective duration to be between 0.7 and 1.2 years.
The Adviser emphasizes investments in the debt securities market with higher yield and return expectations than U.S. Treasury securities. The Adviser's security selection process is based on a disciplined valuation process that considers cash flow, liquidity, quality and general economic sentiment. The Adviser then purchases those securities that the Adviser believes offer the best relative value. The Adviser tends to buy and hold these securities, which results in a relatively lower turnover strategy. The Adviser will sell securities based on deteriorating credit, over valuation or to replace them with more attractively valued issues. The Adviser may actively trade portfolio securities.
The Portfolio may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when the Adviser believes it is in the best interests of the interestholders to do so. During these periods, the Portfolio may not achieve its objective.

Principal Risk Factors

The Portfolio is primarily subject to the risks mentioned below.

Counter-Party Risk Debt Securities Risk Derivatives Risk Foreign Investment Risk Futures Risk Issuer Risk Leverage Risk	Liquidity Risk Management Risk Market Risk Mortgage- and Asset-Backed Securities Risk Regulatory Risk Swaps Risk U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Portfolio and could adversely affect the Portfolio's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

Total Return Bond Portfolio

Adviser	Wells Fargo Funds Management, LLC
Sub-Adviser	Wells Capital Management Incorporated
Portfolio Managers	Troy Ludgood Thomas O'Connor, CFA

Investment Objective

The Portfolio seeks total return, consisting of income and capital appreciation.

The Portfolio's Board of Trustees can change this investment objective without a shareholder vote.

Principal Investments

Under normal circumstances, the Adviser invests:

  at least 80% of the Portfolio's net assets in bonds;

  at least 80% of the Portfolio's total assets in investment-grade debt securities;

  up to 25% of the Portfolio's total assets in asset-backed securities, other than mortgage-backed securities; and

  up to 20% of the Portfolio's total assets in U.S. dollar-denominated debt securities of foreign issuers.

Principal Investment Strategies

The Adviser invests principally in investment-grade debt securities, including U.S. Government obligations, corporate bonds and mortgage- and asset-backed securities. As part of the Adviser's investment strategy, the Adviser may invest in stripped securities or enter into mortgage dollar rolls and reverse repurchase agreements, as well as invest in U.S. dollar-denominated debt securities of foreign issuers. The Adviser may also use futures, options or swap agreements to manage risk or to enhance return or as a substitute for purchasing the underlying security. While the Adviser may purchase securities of any maturity or duration, under normal circumstances, the Adviser expects to maintain an overall dollar-weighted average effective duration range between 4 and 5½ years.
The Adviser invests in debt securities that the Adviser believes offer competitive returns and are undervalued, offering additional income and/or price appreciation potential relative to other debt securities of similar credit quality and interest rate sensitivity. From time to time, the Adviser may also invest in unrated bonds that the Adviser believes are comparable to investment-grade debt securities. The Adviser may sell a security that has achieved its desired return or if the Adviser believes the security or its sector has become overvalued. The Adviser may also sell a security if a more attractive opportunity becomes available or if the security is no longer attractive due to its risk profile or as a result of changes in the overall market environment. The Adviser may actively trade portfolio securities.
The Portfolio may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when the Adviser believes it is in the best interests of the interestholders to do so. During these periods, the Portfolio may not achieve its objective.

Principal Risk Factors

The Portfolio is primarily subject to the risks mentioned below.

Counter-Party Risk Debt Securities Risk Derivatives Risk Foreign Investment Risk Futures Risk Issuer Risk Leverage Risk Liquidity Risk	Management Risk Market Risk Mortgage- and Asset-Backed Securities Risk Options Risk Regulatory Risk Stripped Securities Risk Swaps Risk U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Portfolio and could adversely affect the Portfolio's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

Description of Principal Investment Risks

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Portfolio as a whole are called "principal risks." The principal risks for each Portfolio have been previously identified and are described below. Additional information about the principal risks is included in the Statement of Additional Information.

Counter-Party Risk
When a Fund enters into an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, the Fund is exposed to the risk that the other party will not fulfill its contractual obligation. For example, in a repurchase agreement, there exists the risk that where the Fund buys a security from a seller that agrees to repurchase the security at an agreed upon price and time, the seller will not repurchase the security. Similarly, the Fund is exposed to counter-party risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.

Debt Securities Risk
Debt securities, such as notes and bonds, are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer or credit support provider of an instrument will be unable to make interest payments or repay principal when due. Changes in the financial strength of an issuer or credit support provider or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that market interest rates may increase, which tends to reduce the resale value of certain debt securities, including U.S. Government obligations. Debt securities with longer durations are generally more sensitive to interest rate changes than those with shorter durations. Changes in market interest rates do not affect the rate payable on an existing debt security, unless the instrument has adjustable or variable rate features, which can reduce its exposure to interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and returns. Debt securities may also have, or become subject to, liquidity constraints.

Derivatives Risk
The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will also be affected by its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Certain derivative positions may be difficult to close out when a Fund's portfolio manager may believe it would be appropriate to do so. Certain derivative positions (e.g., over-the-counter swaps) are subject to counterparty risk.

The U.S. government recently enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict a Fund's ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

Emerging Markets Risk
Emerging markets securities typically present even greater exposure to the risks described under "Foreign Investment Risk" and may be particularly sensitive to certain economic changes. For example, emerging market countries are typically more dependent on exports and are therefore more vulnerable to recessions in other countries. Emerging markets may be under-capitalized and have less developed legal and financial systems than markets in the developed world. Additionally, emerging markets may have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities also may be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

Focused Portfolio Risk
Since the Fund tends to invest in a smaller number of stocks than do many other similar mutual funds, changes in the value of individual stocks held by the Fund may have a larger impact on the Fund's net asset value than if the Fund were more broadly invested.

Foreign Currency Transactions Risk
 Foreign securities are often denominated in foreign currencies. As a result, the value of a Fund's shares is affected by changes in exchange rates. To manage this risk, a Fund may enter into foreign currency futures contracts and foreign currency exchange contracts to hedge against a decline in the U.S. dollar value of a security it already owns or against an increase in the value of an asset it expects to purchase. Use of hedging techniques cannot protect against exchange rate risk perfectly. If a Fund's advisor is incorrect in its judgment of future exchange rate relationships, a Fund could be in a less advantageous position than if such a hedge had not been established. Losses on foreign currency transactions used for hedging purposes may be reduced by gains on the assets that are the subject of a hedge. A Fund may also purchase a foreign currency on a spot or forward basis in order to benefit from potential appreciation of such currency relative to the U.S. dollar or to other currencies in which a Fund's holdings are denominated. Losses on such transactions may not be reduced by gains from other Fund assets. A Fund's gains from its positions in foreign currencies may accelerate and/or recharacterize the Fund's income or gains and its distributions to shareholders. The Fund's losses from such positions may also recharacterize the Fund's income and its distributions to shareholders and may cause a return of capital to Fund shareholders.

Foreign Investment Risk
Foreign investments, including American Depositary Receipts (ADRs) and similar investments, are subject to more risks than U.S. domestic investments. These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. In addition, amounts realized on sales or distributions of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities. Investments in foreign securities involve exposure to changes in foreign currency exchange rates. Such changes may reduce the U.S. dollar value of the investment. Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.

Futures Risk
Because the futures utilized by a Fund are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts, the primary credit risk on futures contracts is the creditworthiness of the exchange itself. Futures are also subject to market risk, interest rate risk (in the case of futures contracts relating to income producing securities) and index tracking risk (in the case of stock index futures).

Growth Style Investment Risk
Growth stocks can perform differently from the market as a whole and from other types of stocks. Growth stocks may be designated as such and purchased based on the premise that the market will eventually reward a given company's long-term earnings growth with a higher stock price when that company's earnings grow faster than both inflation and the economy in general. Thus a growth style investment strategy attempts to identify companies whose earnings may or are growing at a rate faster than inflation and the economy. While growth stocks may react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks by rising in price in certain environments, growth stocks also tend to be sensitive to changes in the earnings of their underlying companies and more volatile than other types of stocks, particularly over the short term. Furthermore, growth stocks may be more expensive relative to their current earnings or assets compared to the values of other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall. Finally, during periods of adverse economic and market conditions, the stock prices of growth stocks may fall despite favorable earnings trends.

Index Tracking Risk
 The ability to track an index may be affected by, among other things, transaction costs and shareholder purchases and redemptions.

Inflation-Protected Debt Securities Risk
Inflation-protected debt securities are structured to provide protection against the negative effects of inflation. Inflation is a general rise in the prices of goods and services which can erode an investor's purchasing power. Unlike traditional debt securities whose return is based on the payment of interest on a fixed principal amount, the principal value of inflation-protected debt securities is periodically adjusted according to the rate of inflation and as a result, interest payments will vary. For example, if the index measuring the rate of inflation falls, the principal value of an inflation-protected debt security will fall and the amount of interest payable on such security will consequently be reduced. Conversely, if the index measuring the rate of inflation rises, the principal value on such securities will rise and the amount of interest payable will also increase. The value of inflation-protected debt securities is expected to change in response to changes in real interest rates. Generally, the value of an inflation-protected debt security will fall when real interest rates rise and inversely, rise when real interest rates fall.

Issuer Risk
The value of a security may decline for a number of reasons that directly relate to the issuer or an entity providing credit support or liquidity support, such as management performance, financial leverage, and reduced demand for the issuer's goods, services or securities.

Larger Company Securities Risk
Securities of companies with larger market capitalizations may underperform securities of companies with smaller and mid-sized market capitalizations in certain economic environments. Larger, more established companies might be unable to react as quickly to new competitive challenges, such as changes in technology and consumer tastes. Some larger companies may be unable to grow at rates higher than the fastest growing smaller companies, especially during extended periods of economic expansion.

Leverage Risk
Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. Certain derivatives may also create leverage. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk
A security may not be able to be sold at the time desired or without adversely affecting the price.

Management Risk
We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor does anyone we contract with to provide services promise to make good on any such losses.

Market Risk
The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value or become illiquid due to factors affecting securities markets generally or particular industries represented in the securities markets, such as labor shortages or increased production costs and competitive conditions within an industry. A security may decline in value or become illiquid due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. During a general downturn in the securities markets, multiple asset classes may decline in value or become illiquid simultaneously. Equity securities generally have greater price volatility than debt securities.

Mortgage- and Asset-Backed Securities Risk
 Mortgage- and asset-backed securities represent interests in "pools" of mortgages or other assets, including consumer loans or receivables held in trust. In addition, mortgage dollar rolls are transactions in which a Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. Mortgage- and asset-backed securities, including mortgage dollar roll transactions, are subject to certain additional risks. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility. This is known as extension risk. In addition, these securities are subject to prepayment risk, which is the risk that when interest rates decline or are low but are expected to rise, borrowers may pay off their debts sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest such prepaid funds at the lower prevailing interest rates. This is also known as contraction risk. These securities also are subject to risk of default on the underlying mortgage or assets, particularly during periods of economic downturn.

Multi-Style Management Risk
 Because certain portions of a Fund's assets are managed by different portfolio managers using different styles, a Fund could experience overlapping security transactions. Certain portfolio managers may be purchasing securities at the same time other portfolio managers may be selling those same securities.This may lead to higher transaction expenses and may generate higher short-term capital gains compared to a Fund using a single investment management style.

Municipal Securities Risk
Municipal securities rely on the creditworthiness or revenue production of their issuers or auxiliary credit enhancement features. Municipal securities may be difficult to obtain because of limited supply, which may increase the cost of such securities and effectively reduce a portfolio's yield. Typically, less information is available about a municipal issuer than is available for other types of securities issuers. Each Fund may invest 25% or more of its total assets in municipal securities that are related in such a way that political, economic or business developments affecting one obligation would affect the others. For example, a Fund may own different obligations that pay interest based on the revenue of similar projects. In addition, certain municipal securities are special revenue obligations, which are payable from revenue generated by a particular project or other revenue source. Investors can look only to the revenue generated by the project or other revenue source rather than the revenue of a state or local government authority. Although a Fund may strive to invest in municipal securities and other securities with interest that is exempt from certain taxes (i.e. federal, federal alternative minimum tax and/or state taxes as applicable), some income earned by Fund investments may be subject to such taxes. Each Fund takes advantage of tax laws that allow the income from certain investments to be exempted from federal income tax and, in some cases, state individual income tax. Tax authorities are paying increased attention to whether interest on municipal obligations is exempt from taxation, and we cannot assure you that a tax authority will not successfully challenge the exemption of a bond held by each Fund. Capital gains, whether declared by a Fund or realized by the shareholder through the selling of Fund shares, are generally taxable. The ongoing issues facing the national economy are broadly and negatively impacting the economic and revenue performance of many states and their agencies and municipalities and the revenue production of certain issuers of municipal securities. These factors in turn may increase the likelihood that issuers of securities in which each Fund may invest will be unable to meet their obligations, that the values of securities in which each Fund invests will decline significantly, and that the liquidity of such securities will be impaired.

Options Risk
Options trading is a highly specialized investment activity which entails additional risks than those resulting from trading in traditional securities. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. A Fund that purchases options is subject to the risk of a complete loss of the amounts paid as premiums to the writer of the option. A Fund that writes options is subject to the risk that its forecast of market value or other relevant factors is incorrect, which could cause the Fund to be in a worse position than it would have been had if it had not written the option. In addition, there can be no assurance that a liquid market will exist when a Fund seeks to close out an option position.

Participation Notes Risk
Participation notes are designed to replicate the performance of the securities of foreign companies or foreign securities markets and can be used by a Fund as an alternative means to access the securities market of a country. The performance results of participation notes will not replicate exactly the performance of the securities of the foreign companies or foreign securities markets that they seek to replicate due to transaction and other expenses. There can be no assurance that the trading price of participation notes will equal the underlying value of the securities of the foreign companies or foreign securities markets that they seek to replicate. Investments in participation notes involve the same risks associated with a direct investment in the securities of the underlying foreign companies or foreign securities markets that they seek to replicate. Participation notes are subject to counterparty risk, which is the risk that the issuer of the participation note (a bank or a broker-dealer) will not fulfill its contractual obligation to complete the transaction with the Fund. Moreover, the Fund has no rights under a participation note against the issuer of the underlying security.

Regulatory Risk
Changes in government regulations may adversely affect the value of a security. An insufficiently regulated industry or market might also permit inappropriate practices that adversely affect an investment.

Sector Emphasis Risk
 Investing a substantial portion of a Fund's assets in related industries or sectors may have greater risks because companies in these sectors may share common characteristics and may react similarly to market developments.

Smaller Company Securities Risk
Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than larger company stocks. Smaller companies may have no or relatively short operating histories, or be newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.

Stripped Securities Risk
Stripped securities are the separate income or principal components of debt securities. These securities are particularly sensitive to changes in interest rates, and therefore subject to greater fluctuations in price than typical interest bearing debt securities. For example, stripped mortgage-backed securities have greater interest rate risk than mortgage-backed securities with like maturities, and stripped treasury securities have greater interest rate risk than traditional government securities with identical credit ratings.

Swaps Risk
Swap agreements are derivative instruments that can be individually negotiated and structured to address exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. A Fund also may enter into swaptions, which are options to enter into a swap agreement. Since these transactions generally do not involve the delivery of securities or other underlying assets or principal, the risk of loss with respect to swap agreements and swaptions generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap agreement or swaption, in which case a Fund may not receive the net amount of payments that such Fund contractually is entitled to receive.

U.S. Government Obligations Risk
U.S. Government obligations include securities issued by the U.S. Treasury, U.S. Government agencies or government-sponsored entities. While U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government, securities issued by U.S. Government agencies or government-sponsored entities may not be backed by the full faith and credit of the U.S. Government. The Government National Mortgage Association (GNMA), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or the Department of Veterans Affairs. Government-sponsored entities (whose obligations are not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection or scheduled payment of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations or its creditworthiness declines, the performance of a Fund that holds securities issued or guaranteed by the entity will be adversely impacted. U.S. Government obligations are subject to low but varying degrees of credit risk, and are still subject to interest rate and market risk.

Value Style Investment Risk
Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks may be purchased based upon the belief that a given security may be out of favor. Value investing seeks to identify stocks that have depressed valuations, based upon a number of factors which are thought to be temporary in nature, and to sell them at superior profits when their prices rise in response to resolution of the issues which caused the valuation of the stock to be depressed. While certain value stocks may increase in value more quickly during periods of anticipated economic upturn, they may also lose value more quickly in periods of anticipated economic downturn. Furthermore, there is the risk that the factors which caused the depressed valuations are longer term or even permanent in nature, and that there will not be any rise in valuation. Finally, there is the increased risk in such situations that such companies may not have sufficient resources to continue as ongoing businesses, which would result in the stock of such companies potentially becoming worthless.

Portfolio Holdings Information

The Statement of Additional Information (Part B) contains a description of the Portfolios' policies and procedures with respect to the disclosure of the portfolio holdings of securities for each Portfolio.

ITEM 10: Management, Organization and Capital Structure

About Wells Fargo Master Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board supervises each Portfolio's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Adviser

Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco,CA 94105, serves as the adviser for the Portfolios. Funds Management, an indirect wholly-owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, N.A. (Wells Fargo Bank) was created in early 2001 to succeed to the mutual fund advisory and administrative responsibilities of Wells Fargo Bank. The Portfolios' Adviser is responsible for implementing the investment policies and guidelines for the Portfolios, and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Portfolios. A discussion regarding the basis for the Board's approval of the advisory and sub-advisory agreements for the May Portfolios is available with the May Portfolios' semi-annual reports for the fiscal half-year ended March 31, 2011 (except for the Index Portfolio, Inflation-Protected Bond Portfolio, Managed Fixed Income Portfolio, Stable Income Portfolio and Total Return Bond Portfolio) contained in the annual report of certain gateway funds that invest all or a portion of their assets in the May Portfolios for the same fiscal year period; and for the February Portfolios is available with the February Portfolios' semi-annual reports for the fiscal half-year ended August 31, 2010 contained in the semi-annual report of certain gateway funds that invest all or a portion of their assets in the February Portfolios for the same fiscal half-year period. The discussion regarding the basis for the Board's approval of the advisory and sub-advisory agreements for the Index Portfolio, Inflation-Protected Bond Portfolio, Managed Fixed Income Portfolio, Stable Income Portfolio and Total Return Bond Portfoliois is available with the annual reports for the fiscal year ended May 31, 2011 contained in the annual report of certain gateway funds that invest all or a portion of their assets in these Funds for the same fiscal year period.

For a Portfolio's most recent fiscal year end, the advisory fee paid to Funds Management, LLC, net of any applicable waivers and reimbursements, was as follows:

Advisory Fees Paid as % of Net Assets
May 31	As a % of average daily net assets
C&B Large Cap Value Portfolio	0.65%
Diversified Large Cap Growth Portfolio	0.58%
Emerging Growth Portfolio	0.77%
Equity Value Portfolio	0.65%
Index Portfolio	0.09%
Inflation-Protected Bond Portfolio	0.39%
International Equity Portfolio	0.85%
International Growth Portfolio	0.85%
International Index Portfolio	0.35%
International Value Portfolio	0.85%
Large Company Value Portfolio	0.61%
Managed Fixed Income Portfolio	0.34%
Small Cap Value Portfolio	0.77%
Small Company Growth Portfolio	0.80%
Small Company Value Portfolio	0.80%
Stable Income Portfolio	0.26%
Total Return Bond Portfolio	0.34%

February 28	As a % of average daily net assets
Diversified Fixed Income Portfolio	0.25%
Diversified Stock Portfolio	0.25%
Short Term Investments Portfolio	0.10%

For providing advisory services to the Diversified Large Cap Growth Portfolio, the Adviser is entitled to receive a monthly fee at the annual rates indicated below of the Portfolio's average daily net assets.

Master Trust Portfolios	Funds Management Advisory Fees
Diversified Large Cap Growth Portfolio	First $500M	0.650%
	Next $500M	0.625%
	Next $1B	0.600%
	Next $2B	0.575%
	Over $4B	0.550%

Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services.The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Portfolios and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.
For example, certain investments may be appropriate for a Portfolio and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Portfolio. Funds Management applies various policies to address these situations, but a Portfolio may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.
Wells Fargo & Company may have interests in or provide services to portfolio companies or Portfolio interestholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as adviser and, for most Portfolios, sub-adviser, as well as principal underwriter.
These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Portfolio. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.

The Sub-Adviser and Portfolio Managers

The following sub-advisers and portfolio managers perform day-to-day investment management activities for the Portfolios. Each sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Portfolios. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolios.

Artisan Partners Limited Partnership (Artisan), located at 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202, is a Milwaukee-based registered investment adviser. Artisan sub-advises the International Growth Portfolio. In this capacity, it is responsible for the day-to-day investment management of the Portfolio. Artisan provides investment management services to other mutual funds, corporate clients, endowments and foundations and multi-employer and public retirement plans.

Mark L. Yockey, CFA International Growth Portfolio

Mr.Yockey is responsible for managing the International Growth Portfolio, which he has managed since 2004. Mr.Yockey joined Artisan in 1995 where he is Managing Director and Portfolio Manager for Artisan's non-U.S. growth equity portfolios. Education: B.A., Finance, Michigan State University; M.B.A., Finance, Michigan State University.

Cooke & Bieler, L.P. (Cooke & Bieler), a Pennsylvania limited partnership, is located at 1700 Market Street, Philadelphia, PA 19103. Cooke & Bieler is the sub-adviser for the C&B Large Cap Value Portfolio. Accordingly, Cooke & Bieler is responsible for the day-to-day investment management activities of the C&B Large Cap Value Portfolio. Cooke & Bieler is a registered investment adviser that provides investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1951.
The following portfolio managers work as a team, each having equal responsibility and accountability in managing the C&B Large Cap Value Portfolio, with no limitations on their respective roles. Each portfolio manager's responsibilities include the generation of investment ideas as well as research and monitoring of stock valuation and performance. The impact of each portfolio manager's investment decisions on the overall portfolio is closely monitored by all portfolio managers on the team.

Kermit S. Eck, CFA (through December 31, 2011) C&B Large Cap Value Portfolio

Mr. Eck is jointly responsible for managing the C&B Large Cap Value Portfolio, which he has managed since 1992. Mr. Eck joined Cooke & Bieler in 1992 and currently serves as a partner, portfolio manager and research analyst. Education: B.S., Computer Science, Montana State University; M.B.A., Stanford University.

Daren C. Heitman, CFA C&B Large Cap Value Portfolio

Mr. Heitman is jointly responsible for managing the C&B Large Cap Value Portfolio, which he has managed since 2005. Mr. Heitman joined Cooke & Bieler in 2005, and currently serves as a partner, research analyst, and portfolio manager. Before joining Cooke & Bieler, Mr. Heitman was with Schneider Capital Management as a senior analyst from 2000 until 2005. Education: B.S., Finance, Iowa State University; M.B.A., University of Chicago.

Steve Lyons, CFA C&B Large Cap Value Portfolio

Mr. Lyons is jointly responsible for Managing the C&B Large Cap Value Portfolio, which he has managed since 2009. Mr. Lyons currently serves as a Principal, Analyst and Portfolio Manager. He has been with Cooke & Bieler since 2006. Prior to business school, Mr. Lyons worked in the investment services industry specializing in private equity and business valuation. Education: B.S. in Finance, Arizona State University; M.B.A., University of Chicago.

Michael M. Meyer, CFA C&B Large Cap Value Portfolio

Mr. Meyer is jointly responsible for managing the C&B Large Cap Value Portfolio, which he has managed since 1993. Mr. Meyer joined Cooke & Bieler in 1993 where he is currently a partner, portfolio manager and research analyst. Education: B.A., Economics, Davidson College; M.B.A.,The Wharton School of Business.

Edward W. O'Connor, CFA C&B Large Cap Value Portfolio

Mr. O'Connor is jointly responsible for managing the C&B Large Cap Value Portfolio, which he has managed since 2002. Mr. O'Connor joined Cooke & Bieler in 2002 where he is currently a partner, portfolio manager and research analyst. Prior to joining Cooke & Bieler, Mr. O'Connor was with Cambiar Investors where he served as an equity analyst and portfolio manager and participated in Cambiar's 2001 management buyout. Education: B.A., Economics and Philosophy, Colgate University; M.B.A., University of Chicago.

R. James O'Neil, CFA C&B Large Cap Value Portfolio

Mr. O'Neil is jointly responsible for managing the C&B Large Cap Value Portfolio, which he has managed since 1990. Mr.O'Neil joined Cooke & Bieler in 1988 where he is currently a partner, portfolio manager and research analyst. Education: B.A., Economics, Colby College; M.B.A., Harvard School of Business.

Mehul Trivedi, CFA C&B Large Cap Value Portfolio

Mr. Trivedi is jointly responsible for managing the C&B Large Cap Value Portfolio, which he has managed since 1998. Mr. Trivedi joined Cooke & Bieler in 1998 where he is currently a partner, portfolio manager and research analyst. Education: B.A., International Relations, University of Pennsylvania; B.S., Economics, Wharton School of Business; M.B.A., Wharton School of Business.

William Weber, CFA C&B Large Cap Value Portfolio

Mr. Weber is jointly responsible for managing the C&B Large Cap Value Portfolio, which he has managed since 2011. Mr. Weber rejoined Cooke & Bieler in August 2010 where he currently serves as principal, research analyst and portfolio manager. Prior to business school, Mr. Weber was with Cooke & Bieler where he served as an associate analyst. Education: B.S. Finance, B.A. English, Villanova University; M.B.A., University of Chicago.

Galliard Capital Management, Inc. (Galliard), an affiliate of Funds Management and indirect wholly owned subsidiary of Wells Fargo & Company, located at 800 LaSalle Avenue, Suite 1100, Minneapolis, MN 55402, is the sub-adviser for the Managed Fixed Income Portfolio and the Stable Income Portfolio. In this capacity, Galliard is responsible for the day-to-day investment management of the Portfolios. Galliard is a registered investment adviser that provides investment advisory services to bank and thrift institutions, pension and profit sharing plans, trusts and charitable organizations and corporate and other business entities.

Richard Merriam, CFA Managed Fixed Income Portfolio Stable Income Portfolio

Mr. Merriam is jointly responsible for managing the Managed Fixed Income Portfolio and the Stable Income Portfolio, both of which he has managed since 2004. Mr. Merriam joined Galliard at the firm's inception in 1995 as a managing partner and has since been responsible for investment process and strategy. Education: B.A., Economics and English, University of Michigan; M.B.A., University of Minnesota.

Ajay Mirza, CFA Managed Fixed Income Portfolio Stable Income Portfolio

Mr. Mirza is jointly responsible for managing the Managed Fixed Income Portfolio and the Stable Income Portfolio, both of which he has managed since 2004. Mr. Mirza joined Galliard at the firm's inception in 1995 and has since been serving as a portfolio manager and mortgage specialist. Education: B.E., Instrumentation, Birla Institute of Technology (India), M.A., Economics, Tulane University; M.B.A., University of Minnesota.

Golden Capital Management, LLC ("Golden Capital") is the sub-adviser to the Index Portfolio (effective October 1, 2011). Golden Capital (originally Golden Capital Management, a division of Smith Asset Management Group) was founded in 1999 by Greg W. Golden, currently President, CEO and member of the investment team, and Jeffrey Moser, currently Chief Operating Officer and member of the investment team. Golden Capital is located at 5 Resource Square, Suite 400, 10715 David Taylor Drive, Charlotte, North Carolina 28262.

Wells Fargo Bank, N.A. ("Wells Fargo Bank"), an affiliate of Funds Management, a wholly owned subsidiary of Wells Fargo & Company, owns a 65% majority stake interest in Golden Capital. Per agreement, another affiliate of Funds Management has the ability, through subsequent transactions, to acquire additional ownership in Golden Capital in stages over a period of time up until December 31, 2016, at which time Golden Capital could become indirectly wholly-owned by Wells Fargo & Company. If and to the extent exemptive relief or guidance is available from the SEC or its staff, shareholder approval would not be sought for these subsequent transactions. For additional information about Wells Fargo Bank's ownership interest in Golden Capital, please see the section entitled "Sub-Advisers" in the Statement of Additional Information.

Weidong Li, CFA Index Portfolio

Mr. Li is jointly responsible for managing the Index Fund, which he has managed since 2011. Mr. Li is a portfolio manager with Golden Capital. Prior to becoming portfolio manager, Mr. Li served as a senior portfolio analyst with the Global Strategic Products team at Wells Capital Management. He joined Wells Capital Management from Evergreen Investments, where he served in a similar role beginning in 2005. Previously, he served as a senior manager with PanAgora Asset Management. He began his investment industry career in 1994 as a quantitative analyst with Invesco Management and Research. Education: Bachelor's degree in mathematics, Jiaxing Teachers College; Master's degree in systems engineering, Shanghai Science & Technology; Master's degree in computer science, University of Massachusetts; Master's degree in finance, Bentley College.

Bradley Ursillo, CFA Index Portfolio

Mr. Ursillo is jointly responsible for managing the Index Portfolio, which he has managed since 2011. Mr. Ursillo is a portfolio manager with Golden Capital. Prior to becoming portfolio manager, Mr. Ursillo served as an analyst with the Global Strategic Products team at Wells Capital Management. He joined Wells Capital Management from Evergreen Investments, where he served in a similar role since 2007. His prior responsibilities with Evergreen from 2000-2006 included risk management and sales analysis. He began his investment industry career in 1998 as a client service associate with Nvest Retirement Services. Education: Bachelor's degree in psychology, Dartmouth College; Masters degree in mathematical finance, University of North Carolina at Charlotte.

LSV Asset Management (LSV), located at 155 North Wacker Drive, Suite 4600, Chicago, IL 60606, is the sub-adviser for the International Value Portfolio. In this capacity, it is responsible for the day-to-day investment management of the Portfolio. LSV is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans.

Josef Lakonishok International Value Portfolio

Dr. Lakonishok is jointly responsible for managing the International Value Portfolio, which he has managed since 2003. Dr. Lakonishok has served as CEO, Partner and Portfolio Manager for LSV since its founding in 1994. Education: B.A., Economics and Statistics, Tel Aviv University; M.B.A., Tel Aviv University; M.S. and Ph.D., Business Administration,Cornell University.

Puneet Mansharamani, CFA International Value Portfolio

Mr. Mansharamani is jointly responsible for managing the International Value Portfolio, which he has managed since 2006. Mr. Mansharamani has served as a Partner and Portfolio Manager of LSV since 2006 and as a Quantitative Analyst since 2000. Education: B.S., Engineering, Delhi University, Delhi College of Engineering; M.S., Engineering, Case Western Reserve University, Case School of Engineering.

Menno Vermeulen, CFA International Value Portfolio

Mr. Vermeulen is jointly responsible for managing the International Value Portfolio, which he has managed since 2003. Mr.Vermeulen has served as a Portfolio Manager and Senior Quantitative Analyst for LSV since 1995 and as a Partner for LSV since 1998. Education: M.S., Econometrics, Erasmus University at Rotterdam.

Peregrine Capital Management, Inc. (Peregrine), an affiliate of Funds Management and direct wholly owned subsidiary of Wells Fargo & Company, located at 800 LaSalle Avenue, Suite 1850, Minneapolis, MN 55402, is the sub-adviser for the Small Company Growth Portfolio and Small Company Value Portfolio. Accordingly, Peregrine is responsible for the day-to-day investment management activities of these Portfolios. Peregrine is a registered investment adviser that provides investment advisory services to corporate and public pension plans, profit sharing plans, savings investment plans, 401(k) Plans, foundations and endowments.

Jason R. Ballsrud, CFA Small Company Value Portfolio

Mr. Ballsrud is jointly responsible for managing the Small Company Value Portfolio, which he has managed since 2005. Mr. Ballsrud is a principal and portfolio manager for the Small Cap Value style. He joined Peregrine in 1997 as a research analyst. Education: B.S., Finance, University of Minnesota; M.B.A., Finance, University of Minnesota.

Tasso H. Coin, Jr., CFA Small Company Value Portfolio

Mr. Coin is jointly responsible for managing the Small Company Value Portfolio, which he has managed since 2002. Mr. Coin is a principal and portfolio manager for the Small Cap Value style. Mr. Coin joined Peregrine in 1995 as a senior vice president. Education: B.A., Economics, Loyola University.

William A. Grierson, CFA Small Company Growth Portfolio

Mr. Grierson is jointly responsible for managing the Small Company Growth Portfolio, which he has managed since 2005. Mr. Grierson is a principal and portfolio manager for the Small Cap Growth strategy.  Mr. Grierson joined Peregrine in 2000 as a securities analyst on the Small Cap Growth Equity team. In 2005, he became a member of the portfolio management team responsible for the Small Company Growth Portfolio. Education: B.A., Lawrence University.

Daniel J. Hagen, CFA Small Company Growth Portfolio

Mr. Hagen is jointly responsible for managing the Small Company Growth Portfolio, which he has managed since 2003. Mr. Hagen is a principal and portfolio manager of the Small Cap Growth strategy. Mr. Hagen joined Peregrine in 1996 as a securities analyst on the Small Cap Growth Equity team and became a member of the portfolio management team in 2001. Education: B.S., Finance, University of Minnesota.

Robert B. Mersky, CFA Small Company Growth Portfolio

Mr. Mersky is jointly responsible for managing the Small Company Growth Portfolio, which he has managed since 1984. Mr. Mersky is a founder, principal and portfolio manager at Peregrine. He co-manages Peregrine's Small Cap Growth Equity style and oversees the Small Company Growth Portfolio. Mr. Mersky has actively managed small cap stocks since 1973. Education: B.S.,Accounting, University of Minnesota.

Douglas J. Pugh, CFA Small Company Value Portfolio

Mr. Pugh is jointly responsible for managing the Small Company Value Portfolio, which he has managed since 2002. Mr. Pugh is a principal and portfolio manager for the Small Cap Value style.  Mr. Pugh joined Peregrine in 1997 as a Senior Vice President. Education: B.S.B.A., Drake University; M.B.A., University of Minnesota.

James P. Ross, CFA Small Company Growth Portfolio

Mr. Ross is jointly responsible for managing the Small Company Growth Portfolio, which he has managed since 2005. Mr. Ross is a principal and portfolio manager for the Small Cap Growth strategy. Mr. Ross joined Peregrine in 1996 as a Senior Portfolio Advisor on the Small Cap Growth team, which is responsible for the Small Company Growth Portfolio. Education: B.B.A., University of Iowa; M.B.A., University of Iowa.

Paul E. von Kuster, CFA Small Company Growth Portfolio

Mr. von Kuster is jointly responsible for managing the Small Company Growth Portfolio, which he has managed since 1984. Mr. von Kuster is a principal and portfolio manager for the Small Cap Growth strategy. Mr. von Kuster joined Peregrine in 1984 as a senior vice president and portfolio manager. Education: B.A., Philosophy, Princeton University.

Phocas Financial Corporation (Phocas Financial), located at 980 Atlantic Avenue, Suite 106, Alameda, CA 94501, is the sub-adviser for the Large Company Value Portfolio. Phocas Financial is an employee-owned, SEC registered, investment adviser serving state and municipal pensions funds, corporate retirement plans, trusts and individual investors.

Stephen L. Block, CFA Large Company Value Portfolio

Mr. Block is jointly responsible for managing the Large Company Value Portfolio, which he has managed since 2011. Prior to joining Phocas Financial in March 2006, Mr. Block worked at Bay Isle Financial, LLC ("Bay Isle"), where he served as a Senior Portfolio Manager for private clients, and as a co-Portfolio Manager of Bay Isle's Large Cap Value and REIT institutional products. Education: B.A., Quantitative Economic Decision Science, University of California, San Diego; M.B.A., Accounting and Finance, University of Michigan's Ross School of Business.

William F.K. Schaff, CFA Large Company Value Portfolio

Mr. Schaff is jointly responsible for managing the Large Company Value Portfolio, which he has managed since 2011. Mr. Schaff is Founder and CEO of Phocas Financial, and has jointly managed the Phocas Real Estate Fund and Phocas Small Cap Value Fund since 2006. Prior to 2006, for the last twenty years, Mr. Schaff has managed institutional equity portfolios and mutual funds for Bay Isle Financial LLC, Janus Capital Group, Berger LLC, and the Undiscovered Managers organization. Education: B.A., Chemistry, University of California, Santa Barbara; M.S., Engineering, University of California, Davis.

SSgA Funds Management, Inc. (SSgA FM), located at One Lincoln Street, Boston, MA 02111, is the sub-adviser for the Diversified Fixed Income Portfolio, Diversified Stock Portfolio and International Index Portfolio. In this capacity, SSgA FM is responsible for the day-to-day investment management activities of the Portfolios. SSgA FM, an SEC registered investment adviser, is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. As of December 31, 2010, SSgA FM had over $200.8 billion in assets under management. SSgA FM and other State Street advisory affiliates make up State Street Global Advisors ("SSgA"), the investment management arm of State Street Corporation. With over $2.01 trillion under management as of December 31, 2010, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East.

Lynn Blake, CFA Diversified Stock Portfolio International Index Portfolio

Ms. Blake is a back-up portfolio manager for the Diversified Stock Portfolio and the International Index Portfolio, both of which she has managed since 2006. Ms. Blake is a Senior Managing Director of SSgA FM and State Street Global Advisors and is CIO of Global Equity Beta Solutions. In this capacity, Lynn oversees a team of 60 portfolio managers globally, and over 1,000 portfolios with assets in excess of $800 billion. In addition, Lynn Co-Chairs the SSgA Fiduciary Committee and is a member of the Investment Committee, the North American Product Development Committee, the IT Steering Committee, and the Executive Management Group. She has been in the investment management field since she joined SSgA in 1987. Education: B.S., Carroll School of Management at Boston College; M.B.A., Northeastern University.

Michael J. Brunell, CFA Diversified Fixed Income Portfolio

Mr. Brunell is jointly responsible for managing the Diversified Fixed Income Portfolio, which he has managed since 2006. He is a Vice President of SSgA FM and State Street Global Advisors and has been a member of the Passive Fixed Income Portfolio Management Group since January 2004. Mr. Brunell is responsible for developing and managing various ETF's against a variety of conventional and custom bond index strategies. Previously, Mr. Brunell was responsible for managing the U.S. Bond Operation group from January 2000 to December 2003. Education: B.S., Business Administration, Saint Michael's College; M.S.F., Boston College. Additionally he earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Institute and the Boston Securities Analyst Society.

Dwayne Hancock, CFA Diversified Stock Portfolio International Index Portfolio

Mr. Hancock is the lead portfolio manager of the Diversified Stock Portfolio and the International Index Portfolio, both of which he has managed since 2006. He is a Vice President of SSgA FM and State Street Global Advisors and is a Senior Manager in the firm's Global Equity Beta Solutions ("GEBS") Team. Within the group, he is currently the strategy leader for their non-U.S. passive products. Prior to taking on this responsibility, Mr. Hancock was the ETF product specialist for the GEBS group. He is also a member of the SSgA Valuation Committee. He currently manages a number of domestic and international portfolios. Additionally, he has played a primary role in determining trading strategies for benchmark changes such as the annual Russell reconstitution. Mr. Hancock joined SSgA in 1996. Education: B.S., Business Administration, Framingham State College; M.B.A., Boston College.

Allen Kwong Diversified Fixed Income Portfolio

Allen Kwong is jointly responsible for managing the the Diversified Fixed Income Portfolio. Mr. Kwong is a Principal of SSgA, a Principal of SSgA FM, and Portfolio Manager in the Passive Fixed Income Portfolio Management Group. He joined SSgA in 1997 and is responsible for developing and managing portfolios against a variety of fixed income indices. He has been in this role since 2004. Education: dual BS degrees in Economics and Strategic Management, Boston College; MBA, Carroll School of Management, Boston College. Mr. Kwong is currently a Level II Candidate for the Chartered Financial Analyst designation.

Systematic Financial Management, L.P. (Systematic), located at 300 Frank W. Burr Boulevard, Glenpointe East, Teaneck, NJ 07666, is the sub-adviser for the Equity Value Portfolio. In this capacity, it is responsible for the day-to-day investment management of the Portfolio. Systematic is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans.

D. Kevin McCreesh, CFA Equity Value Portfolio

Mr. McCreesh is jointly responsible for managing the Equity Value Portfolio, which he has managed since 2003. Mr. McCreesh joined Systematic in 1996. He is Systematic's chief investment officer and maintains primary portfolio responsibility for the firm's small and large cap portfolios. Education: B.S., Geology, University of Delaware; M.B.A., Drexel University. Mr. McCreesh is a member of the New York Society of Security Analysts (NYSSA) and the CFA Institute.

Ronald M. Mushock, CFA Equity Value Portfolio

Mr. Mushock is jointly responsible for managing the Equity Value Portfolio, which he has managed since 2003. Mr. Mushock joined Systematic in 1997 as an equity analyst and was promoted to portfolio manager in 2000. He maintains primary portfolio management responsibility for all mid and small/mid cap portfolios. Education: B.S., Finance, Seton Hall University; M.B.A.,New York University. Mr. Mushock is a member of the CFA Institute and the New York Society of Security Analysts (NYSSA).

Wells Capital Management Incorporated (Wells Capital Management), an affiliate of Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Diversified Large Cap Growth, Emerging Growth, Inflation-Protected Bond, International Equity, Short-Term Investment, Small Cap Value and Total Return Bond Portfolios. Accordingly, Wells Capital Management is responsible for the day-to-day investment management activities of these Portfolios. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.

Erik Astheimer Small Cap Value Portfolio

Mr. Astheimer is jointly responsible for managing the Small Cap Value Portfolio, which he has managed since 2011. Mr. Astheimer serves as a senior research analyst and co-portfolio manager for the Value Equity team at Wells Capital Management. Prior to joining Wells Capital Management, Mr. Astheimer served as senior analyst at Strong Capital Management Inc. (SCM), which he joined in 2004. Prior to SCM, he worked at Gabelli & Co. as a research analyst. Before that, he was a financial analyst at Salomon Smith Barney in their investment banking department. During his final year with the firm, his assignments were undertaken in the Asia-Pacific region. Education: B.A., Finance, Duquesne University.

Michael J. Bray, CFA Inflation-Protected Bond Portfolio

Mr. Bray is jointly responsible for managing the Inflation-Protected Bond Portfolio, which he has managed since 2005. Mr. Bray joined Wells Capital Management in 2005 as a portfolio manager on the Customized Fixed Income Team specializing in government, agency and interest rate derivative instruments. Prior to joining Wells Capital Management, Mr. Bray was a principal responsible for multi-currency yield curve arbitrage business at Windward Capital, LLC from 2004 to 2005. From 1996 to 2004, he was the managing director at State Street Research and Management, focusing on mutual fund and institutional account management. Education: B.S., Math and Actuarial Science, University of Connecticut, Storrs; M.B.A., Pennsylvania State University.

Francis Claró, CFA International Equity Portfolio

Mr. Claró is responsible for managing the International Equity Portfolio, which he has managed since 2009. Mr. Claró is a managing director, senior portfolio manager and head of Wells Capital Management's International Developed Markets Equity team, where he manages the international developed market equities strategies. He has been with Wells Capital Management or one of its predecessor firms since 1994. Education: B.S., Business, ESADE, Barcelona, Spain; M.S., Economics, London School of Economics; M.B.A., Harvard Business School.

Joseph M. Eberhardy, CFA, CPA Diversified Large Cap Growth Portfolio Emerging Growth Portfolio

Mr. Eberhardy is jointly responsible for managing the Diversified Large Cap Growth Portfolio, which he has managed since 2011, and  the Emerging Growth Portfolio, which he has managed since 2008, when he became a portfolio manager with the Growth Equity Team at Wells Capital Management. Prior to his current role, he was a senior research analyst with the Growth Equity Team since 2000. Prior to joining Wells Capital Management, Mr. Eberhardy was with Strong Capital Management, Inc., since 1994. Education: B.A., Accounting, University of Wisconsin-Milwaukee.

Michael Harris, CFA Diversified Large Cap Growth Portfolio

Mr. Harris is jointly responsible for managing the Diversified Large Cap Growth Portfolio, which he has managed since 2011. Mr. Harris joined Wells Capital Management in 2005 serving as a portfolio manager for certain portfolios and as a research analyst with primary responsibilities for the financial and energy sectors. Prior to joining Wells Capital Management, Mr. Harris was a research analyst with Strong Capital Management, Inc. since 2000. Education: B.S., Business Administration with a major in Finance, Southeast Missouri State University; M.B.A., Finance, Indiana University.

Troy Ludgood Total Return Bond Portfolio

Mr. Ludgood is jointly responsible for managing the Total Return Bond Portfolio, which he has managed since 2007. In 2008, Mr. Ludgood was named as co-head and senior portfolio manager of the Montgomery Fixed Income Strategies Team at Wells Capital Management, where he has also served as a portfolio manager since 2007, Director of Credit Trading since 2006, and a senior credit trader since 2004. Prior to joining Wells Capital Management, he was a trader at Lehman Brothers since 2000. Education: B.S., Industrial Engineering, Georgia Institute of Technology; M.B.A., The Wharton School at the University of Pennsylvania.

Jay N. Mueller, CFA Inflation-Protected Bond Portfolio

Mr. Mueller is jointly responsible for managing the Inflation-Protected Bond Portfolio, which he has managed since 2005. Mr. Mueller joined Wells Capital Management in 2005 as a portfolio manager specializing in macroeconomic analysis. Prior to joining Wells Capital Management, he served as a portfolio manager with Strong Capital Management, Inc. (SCM) since 1991. Additional responsibilities at SCM included, serving as director of fixed income from 2002 to 2004. Education: B.A., Economics, University of Chicago.

Thomas O'Connor, CFA Total Return Bond Portfolio

Mr. O'Connor is jointly responsible for managing the Total Return Bond Portfolio which he has managed since 2003. In 2008, Mr. O'Connor was named as co-head of the Montgomery Fixed Income Strategies Team at Wells Capital Management, where he has also served as a senior portfolio manager since 2007 and portfolio manager since 2003. Mr. O'Connor is responsible for identifying relative value in the mortgage and structural product sectors of the market. Prior to joining Wells Capital Management, Mr. O'Connor was a portfolio manager in the Fixed Income Division of Montgomery Asset Management from 2000 to 2003. Education: B.A., Business Administration, University of Vermont.

Thomas C. Ognar, CFA Diversified Large Cap Growth Portfolio Emerging Growth Portfolio

Mr. Ognar is jointly responsible for managing the Diversified Large Cap Growth Portfolio, which he has managed since 2011, and the Emerging Growth Portfolio, which he has managed since 2007. Mr. Ognar joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management, Mr. Ognar was a portfolio manager with Strong Capital Management, Inc. since May 2002 and managed separate and institutional accounts since 2001. Mr. Ognar joined Strong Capital Management, Inc. in 1998, and served as a senior equity research analyst from 1998 to 2002. Education: B.S., Finance, Miami University; M.S., Finance, University of Wisconsin, Madison.

Bruce C. Olson, CFA Diversified Large Cap Growth Portfolio Emerging Growth Portfolio

Mr. Olson is jointly responsible for managing the Diversified Large Cap Growth Portfolio, which he has managed since 2011, and the Emerging Growth Portfolio, which he has managed since 2007. Mr. Olson joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management, he was a portfolio manager with Strong Capital Management, Inc. and managed separate and institutional accounts since January 1998. Mr. Olson joined Strong Capital Management, Inc. in 1994. Education: B.A., Finance and History, Gustavus Adolphus College.

Thomas J. Pence, CFA Diversified Large Cap Growth Portfolio

Mr. Pence is jointly responsible for managing the Diversified Large Cap Growth Portfolio, which he has managed since 2011. Mr. Pence joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management, he was a portfolio manager at Strong Capital Management, Inc. since October 2000. Education: B.S., Business, Indiana University; M.B.A., Finance, University of Notre Dame.

I. Charles Rinaldi Small Cap Value Portfolio

Mr. Rinaldi is jointly responsible for managing the Small Cap Value Portfolio, which he has managed since 2006. Mr. Rinaldi joined Wells Capital Management in 2005 as senior portfolio manager responsible for day-to-day management of its small value and small/mid cap value strategies. Prior to joining Wells Capital Management, he was a portfolio manager with Strong Capital Management, Inc. since 1997. Education: B.A., Biology, St. Michael's College; M.B.A., Finance, Babson College.

Michael Schneider, CFA Small Cap Value Portfolio

Mr. Schneider is jointly responsible for managing the Small Cap Value Portfolio, which he has managed since 2011. Mr. Schneider serves as a senior research analyst and co-portfolio manager for the Value Equity team at Wells Capital Management. Prior to joining Wells Capital Management, Mr. Schneider worked as a research analyst at Gabelli & Co., Standard & Poor's, and R.L Renck & Co., Inc. Education: B.S., Finance, St. John's University; M.B.A., Business Administration, Columbia Business School.

Michael T. Smith, CFA Diversified Large Cap Growth Portfolio

Mr. Smith is jointly responsible for managing the Diversified Large Cap Growth Portfolio, which he has managed since 2011. Mr. Smith has served as a Portfolio Manager at Wells Capital Management since 2006, and also served as a research analyst with primary responsibilities covering the health care sector. Mr. Smith joined Wells Capital Management from Strong Capital Management, having joined Strong in 2000. Education: B.S., Economics, DePauw University.

David D. Sylvester Short-Term Investment Portfolio

Mr. Sylvester is responsible for managing the Short-Term Investment Portfolio, which he has managed since its inception. He currently serves as Head of Money Markets at Wells Capital Management. In this role, he manages the money market investment team and specializes in managing short duration fixed income assets. He joined Norwest Corporation in 1979 as a portfolio manger and trader, and became manager of the Liquidity Management portfolio management group following the merger of Norwest and Wells Fargo in 2000. Education: Attended University of Detroit-Mercy.

ITEMS 11 AND 12: Interestholder Information and Distribution Arrangements

The following pages provide information regarding how Portfolio Interests are priced, how Interests can be purchased and redeemed and how distributions are paid from the Portfolios. Information is also provided explaining that Interests are sold without a sales load or other fees.

Purchasing Portfolio Interests

Interests in the Portfolios are issued solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the Securities Act of 1933, as amended ("1933 Act"). All investments in the Portfolios are made without a sales load, at the NAV next determined after an order is received by the Portfolio. Investments in the Portfolios may only be made by certain institutional investors, whether organized within or outside the United States (excluding individuals, S corporations, partnerships, and grantor trusts beneficially owned by any individuals, S corporations, or partnerships). An investor in a Portfolio must also be an"accredited investor," as that term is defined under Rule 501(a) of Regulation D under the 1933 Act.
The Trust reserves the right to reject purchase orders for any reason. At the Valuation Time on each Business Day, the value of each investor's interest in a Portfolio will be determined by multiplying the Portfolio's NAV by the percentage, effective for that day, that represents that investor's share of the aggregate Interests in the Portfolio. Any additions to or withdrawals of those Interests which are to be effected on that day will then be effected. Each investor's share of the aggregate Interests in the Portfolio then will be recomputed using the percentage equal to the fraction (1) the numerator of which is the value of the investor's investment in the Portfolio as of the Valuation Time on that day plus or minus, as the case may be, the amount of any additions to or withdrawals from such investment effected on that day and (2) the denominator of which is the Portfolio's aggregate NAV as of the Valuation Time on that day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors. The percentages so determined then will be applied to determine the value of each investor's respective interest in the Portfolio as of the Valuation Time on the following Business Day.
There is no minimum initial or subsequent investment amount in a Portfolio. However, since each Portfolio intends to be as fully invested at all times as is reasonably practicable in order to enhance the return on its assets, investments must be made in federal funds (i.e., monies credited to the account of the Trust's custodian by a Federal Reserve Bank).

Pricing Portfolio Interests

The NAV of each Portfolio is determined as of 4:00 P.M. Eastern Time (Valuation Time), on all weekdays that the New York Stock Exchange is open for business (Business Day). NAV Interest is calculated by dividing the aggregate value of the Portfolio's assets less all liabilities by the number of units of Interests outstanding.
Each Portfolio's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange ("closing price"). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.
The Portfolio is required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if it believes that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Portfolio calculates its NAV. In addition,we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available.The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before the Portfolio calculates its NAV that materially affects the value of the security.We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.With respect to any portion of the Portfolio's assets that are invested in other mutual funds, the Portfolio's NAV is calculated based upon the net asset values of the other mutual funds in which the Portfolio invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Portfolio could obtain for that security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.
Trading in securities on European, Far Eastern and other international securities exchanges and over-the-counter markets is normally completed well before the close of business on each Business Day. Trading in foreign securities, however, may not take place on all Business Days or may take place on days other than Business Days. The determination of the prices of foreign securities may be based on the latest market quotations for the securities markets. If events occur that affect the securities' value after the close of the markets on which they trade, the Portfolios may make adjustments to the value of the securities for purposes of determining NAV.
For purposes of determining NAV, the Portfolios convert all assets and liabilities denominated in foreign currencies into U.S. dollars at the mean of the bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank prior to the time of conversion.

Redeeming or Repurchasing Portfolio Interests

An investor in a Portfolio may withdraw all or any portion of its investment in the Portfolio at the NAV next determined after a withdrawal request in proper form is furnished by the investor to the Trust. The proceeds of a withdrawal generally will be paid by the Portfolio in federal funds normally on the business day after the withdrawal is effected, but in any event within seven days. Investments in a Portfolio may not be transferred. The right of redemption may not be suspended nor the payment dates postponed for more than seven days except when the New York Stock Exchange is closed (or when trading thereon is restricted) for any reason other than its customary weekend or holiday closings or under any emergency or other circumstances as determined by the SEC.
Redemptions from a Portfolio may be made wholly or partially in portfolio securities. The Trust has filed an election with the SEC pursuant to which each Portfolio will only consider effecting a redemption in portfolio securities if the particular interestholder is redeeming more than the lesser of $250,000 or 1% of the Portfolio's NAV over a 90-day period.
The Portfolios reserve the right to reject any purchase for any reason. The Portfolios are not designed to serve as a vehicle for frequent trading. Purchases or exchanges that a Portfolio determines could harm the Portfolio may be rejected.
Excessive trading by Portfolio interestholders can negatively impact a Portfolio and its long-term interestholders in several ways, including by disrupting Portfolio investment strategies, increasing transaction costs, decreasing tax efficiency and diluting the value of shares held by long-term interestholders. Excessive trading in Portfolio interests can negatively impact a Portfolio's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Portfolios may be more susceptible than others to these negative effects. For example, Portfolios that have a greater percentage of their investments in securities of foreign issuers may be more susceptible than other Portfolios to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Portfolios that have a greater percentage of their investments in small company securities may be more susceptible than other Portfolios to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Portfolios also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing the additional risk of the negative effects of excessive trading.
The Portfolios, except the Short-Term Investment Portfolio, actively discourage the portfolio disruption and negative effects on long-term interestholders that can result from excessive trading activity by Portfolio interestholders.The Board has approved the Portfolios'policy and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Portfolio by increasing expenses or lowering returns. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Portfolio and the type of Portfolio involved.Although the policies adopted by the Portfolios do not prohibit frequent trading in the Short-Term Investment Portfolio, Funds Management will seek to prevent an interestholder from utilizing the Short-Term Investment Portfolio to facilitate frequent purchases and redemptions of shares in portfolios other than the Short-Term Investment Portfolio.

Distributions

A Portfolio's net income consists of (1) all dividends, interest (including earned discount, both original issue and market discount), and other income, including any net realized gains on the Portfolio's assets, less (2) all actual and accrued expenses of the Portfolio, amortization of any premium, and net realized losses on the Portfolio's assets, all as determined in accordance with generally accepted accounting principles. In general, all of a Portfolio's net income is allocated pro rata among the investors in the Portfolio. However, allocations of a Portfolio's taxable income, gain, loss and deduction as determined for federal income tax purposes shall be made in a different manner. A Portfolio's net income generally is not distributed to the investors in the Portfolio, except as determined by the Board from time to time, but instead is included in the NAV of the investors' respective Interests in the Portfolio.

Taxes

Each Portfolio has been and will continue to be operated in a manner so as to qualify it as a non-publicly traded partnership for federal income tax purposes. Provided that a Portfolio so qualifies, it will not be subject to any federal income tax on its income and gain (if any). However, each investor in the Portfolio will be taxable on its distributive share of the Portfolio's taxable income in determining its federal income tax liability. As a non-publicly traded partnership, the Portfolio will be deemed to have"passed through" to interestholders any interest, dividends, gains and losses. The determination of such share will be made in accordance with the Internal Revenue Code of 1986, as amended (the"Code"), and regulations promulgated thereunder.All Portfolios will have fewer than 100 investors. The Trust's taxable year-end for all Portfolios is the last day of May, except for the Diversified Fixed Income, Diversified Stock, and the Short-Term Investment Portfolios, each of which has a taxable year end on the last day of February. Although the Trust will not be subject to federal income tax, it will file all required federal income tax returns.
It is intended that each Portfolio's assets, income and distribution will be managed in such a way that an entity electing and qualifying as a "regulated investment company" under the Code can continue to so qualify by investing substantially all of its assets through a Portfolio, provided that the regulated investment company meets other requirements for such qualification not within the control of the Portfolio (e.g., distributing at least 90% of the regulated investment company's "investment company taxable income" annually).

WELLS FARGO MASTER TRUST

PART B

Part B - Statement of Additional Information

September 28, 2011

WELLS FARGO MASTER TRUST

Wells Fargo Advantage C&B Large Cap Value Portfolio
Wells Fargo Advantage Diversified Fixed Income Portfolio
Wells Fargo Advantage Diversified Large Cap Growth Portfolio
Wells Fargo Advantage Diversified Stock Portfolio
Wells Fargo Advantage Emerging Growth Portfolio
Wells Fargo Advantage Equity Value Portfolio
Wells Fargo Advantage Index Portfolio
Wells Fargo Advantage Inflation-Protected Bond Portfolio
Wells Fargo Advantage International Equity Portfolio
Wells Fargo Advantage International Growth Portfolio
Wells Fargo Advantage International Index Portfolio
Wells Fargo Advantage International Value Portfolio
Wells Fargo Advantage Large Company Value Portfolio (formerly Disciplined Value Portfolio)
Wells Fargo Advantage Managed Fixed Income Portfolio
Wells Fargo Advantage Short-Term Investment Portfolio
Wells Fargo Advantage Small Cap Value Portfolio (formerly Strategic Small Cap Value Portfolio)
Wells Fargo Advantage Small Company Growth Portfolio
Wells Fargo Advantage Small Company Value Portfolio
Wells Fargo Advantage Stable Income Portfolio
Wells Fargo Advantage Total Return Bond Portfolio

ITEM 14. COVER PAGE AND TABLE OF CONTENTS

This Part B is intended to provide additional information regarding the twenty Portfolios of Wells Fargo Master Trust (the "Trust") and should be read in conjunction with the Trust's Part A dated September 28, 2011. All terms used in Part B that are defined in Part A will have the same meanings assigned in Part A. The audited financial statements for the Portfolios, which include the portfolios of investments and independent registered public accounting firm's report for each Portfolio with the fiscal year ended May 31, 2011, as shown in the table that follows ("May Portfolios"), and for each Portfolio with the fiscal year ended February 28, 2011, as shown in the table that follows ("February Portfolios"), are hereby incorporated by reference to the Portfolios' Annual Reports and Semi-Annual Reports, respectively. Copies of Part A, Annual Reports and Semi-Annual Report may be obtained without charge by calling 1-800-222-8222 or writing to Wells Fargo Advantage Funds®, P.O. Box 8266, Boston, MA 02266-8266.

Fiscal Year End	Portfolio
May 31

C&B Large Cap Value Portfolio
Diversified Large Cap Growth Portfolio
Emerging Growth Portfolio
Equity Value Portfolio
Index Portfolio
Inflation-Protected Bond Porfolio
International Equity Portfolio
International Growth Portfolio
International Index Portfolio
International Value Portfolio
Large Company Value Portfolio
Managed Fixed Income Portfolio
Small Cap Value Portfolio
Small Company Growth Portfolio
Small Company Value Portfolio
Stable Income Portfolio
Total Return Bond Portfolio

February 28 (or February 29 as the case may be)	Diversified Fixed Income Portfolio Diversified Stock Portfolio Short-Term Investment Portfolio

License Information about the S&P 500 Index
The Trust (the "Licensee") has entered into a license agreement with S&P authorizing the use of various S&P trademarks and trade names in connection with the marketing and/or promotion of certain of the Portfolios (collectively referred to, herein, as the "Products").
The Products are not sponsored, endorsed, sold, or promoted by S&P, a division of The McGraw-Hill Companies, Inc. S&P makes no representation or warranty, express or implied, to the owners of the Products or any member of the public regarding the advisability of investing in securities generally or in the Products particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed, and calculated by S&P without regard to the Licensee or the Products. S&P has no obligation to take the needs of the Licensee or the owners of the Products into consideration in determining, composing, or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the timing of this issuance or sale of the Products or in the determination or calculation of the equation by which the Products are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of the Products.
S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by Licensee, owners of the product, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits).

ITEM 15. TRUST HISTORY

In November 1998, the parent holding company of Wells Fargo Bank, N.A. ("Wells Fargo Bank"), adviser to the Stagecoach funds, merged with the parent holding company of Norwest Investment Management, Inc. ("NIM"), the adviser to the Norwest Advantage funds. Management and shareholders of both the Stagecoach Funds Family and the Norwest Advantage Funds Family approved a merger of the existing funds from both fund families into successor funds that are series of three newly formed investment companies registered under the 1940 Act. The Trust was established to continue the operations of certain existing portfolios of Wells Fargo Core Trust (Delaware) ("CT" or the "Trust"). The Trust's Board of Trustees (the "Board" or "Trustees") approved the change of the name of the Trust from "Wells Fargo Core Trust" to "Wells Fargo Master Trust" on November 5, 2002. The Trustees established fourteen portfolios of the Trust, each having a direct correlation to one predecessor CT portfolio, not including the following Portfolios:

Portfolio	Date Portfolio Commenced Operations
Equity Value Portfolio	August 29, 2003
International Value Portfolio	October 31, 2003
International Index Portfolio	October 6, 2004
International Growth Portfolio	October 6, 2004
C&B Large Cap Value Portfolio	December 6, 2004
Inflation-Protected Bond Portfolio	July 25, 2005
Total Return Bond Portfolio	July 25, 2005
Small Cap Value Portfolio (formerly named the Strategic Small Cap Value Portfolio)	January 31, 2006
Diversified Fixed Income Portfolio	June 26, 2006
Diversified Stock Portfolio	June 26, 2006
Short-Term Investment Portfolio (formerly named the Money Market Portfolio)	June 26, 2006
Emerging Growth Portfolio	January 31, 2007
Diversified Large Cap Growth Portfolio	January 28, 2011

ITEM 16. DESCRIPTION OF THE TRUST, PORTFOLIOS, INVESTMENTS AND RISKS

Fundamental Investment Policies

Each Portfolio has adopted the following fundamental investment policies; that is, they may not be changed without approval by the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of each Portfolio.
The Portfolios may not:
(1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Portfolio's investments in that industry would equal or exceed 25% of the current value of the Portfolio's total assets, provided that this restriction does not limit a Portfolio's investments in (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) securities of other investment companies, (iii) municipal securities, or (iv) repurchase agreements, and provided further that (v) the Index Portfolio reserves the right to concentrate in any industry in which the S&P 500 Index becomes concentrated to the same degree during the same period and (vi) the International Index Portfolio reserves the right to concentrate in any industry in which the Morgan Stanley Capital International ("MSCI") EAFE Index becomes concentrated to approximately the same degree during the same period;
(2) purchase securities of any issuer if, as a result, with respect to 75% of a Portfolio's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Portfolio's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Portfolio's investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;
(3) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder;
(4) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder;
(5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Portfolio's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;
(6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Portfolio's investment program may be deemed to be an underwriting;
(7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(8) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

Non-Fundamental Investment Policies

Each Portfolio has adopted the following non-fundamental policies; that is, they may be changed by the Trustees at any time without approval of such Portfolio's Interestholders.
(1) Each Portfolio may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder, provided however, that no Portfolio that has knowledge that its Interests are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.
(2) Each Portfolio may not invest or hold more than 15% (5% for the Short-Term Investment Portfolio) of the Portfolio's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.
(3) Each Portfolio may invest in futures or options contracts consistent with its investment policies and the 1940 Act, including the rules, regulations and interpretations of the Securities and Exchange Commission (the "SEC") thereunder or any exemptive orders obtained thereunder, and consistent with investment in futures or options contracts that would allow the Portfolio to claim an exclusion from being a "commodity pool operator" as defined by the Commodity Exchange Act.
(4) Each Portfolio may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Portfolio's total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

(5) Each Portfolio may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Portfolio's investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.
(6) Each Portfolio may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).
(7) Each Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(8) Each Portfolio that is subject to Rule 35d-1 (the "Names Rule") under the 1940 Act, and that has a non-fundamental policy or policies in place to comply with the Names Rule, has adopted the following policy:
Interestholders will receive at least 60 days' notice of any change to a Portfolio's non-fundamental policy complying with the Names Rule. The notice will be provided in Plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: "Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

General
Notwithstanding the foregoing policies, any other investment companies in which the Portfolios may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Portfolio to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

ADDITIONAL APPROVED PRINCIPAL INVESTMENT STRATEGIES

In addition to the principal investment strategies set forth in Part A, the Portfolios may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Such use of derivatives has been approved by the Board of Trustees as a principal investment strategy of the Portfolios, although any particular Portfolio may not necessarily be using derivatives at this time. Please refer to Part A for information regarding the Portfolio's anticipated use of derivatives, if any, as a principal investment strategy. Please note that even if Part A does not currently include information for a certain Portfolio regarding derivatives, or only includes information regarding certain derivative instruments, the Portfolio may use any of the derivative described below, at any time, and to any extent consistent with the Portfolio's other principal investment strategies.

DERIVATIVES

Derivative Securities
Derivative securities are securities that derive their value, at least in part, from the price of another security or asset, or the level of an index, such as the S&P 500 Index, or a rate, such as the London Interbank Offered Rate ("LIBOR"), including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators ("References") or the relative change in two or more References. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, are traded on regulated exchanges. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Futures contracts and options are also considered types of derivative securities, and are described more fully under the heading "Futures and Options Contracts" below. Other common types of derivatives include forward foreign currency exchange contracts, forward contracts on securities and securities indices, linked securities and structured products, collateralized mortgage obligations, stripped securities, warrants, swap agreements, and swaptions.
An investment is often made in derivative securities as a "hedge" against fluctuations in the market value of the other securities in a Portfolio's portfolio due to currency exchange rate fluctuations or other factors in the securities markets, although a Portfolio may also invest in certain derivative securities for investment purposes only. Other reasons why a Portfolio may use derivative securities include protecting its unrealized gains reflected in the value of its portfolio of securities, facilitating the sale of such securities for investment purposes, reducing transaction costs, and/or managing the effective maturity or duration of its portfolio.
While derivative securities are useful for hedging and investment, they also carry additional risks. A hedging policy may fail if the correlation between the value of the derivative securities and the other investments in a Portfolio's portfolio does not follow the adviser's expectations. If the adviser's expectations are not met, it is possible that the hedging strategy will not only fail to protect the value of a Portfolio's investments, but the Portfolio may also lose money on the derivative security itself. In addition, some derivative securities represent relatively recent innovations in the bond markets. The trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these derivative securities will perform under different economic interest-rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of securities and may present greater potential for capital gain or loss. Derivative securities and their underlying instruments may experience periods of illiquidity, which could cause a Portfolio to hold a security it might otherwise sell or a Portfolio could be forced to sell a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for structured and derivative instruments than for other types of instruments. As new types of derivative securities are developed and offered to investors, the adviser will, consistent with a Portfolio's investment objective, policies, restrictions and quality standards, consider making investments in such new types of derivative securities.
Additional risks of derivative securities include, but are not limited to: the risk of disruption of a Portfolio's ability to trade in derivative securities because of regulatory compliance problems or regulatory changes; credit risk of counterparties to derivative contracts, and market risk (i.e., exposure to adverse price changes).
The adviser uses a variety of internal risk management procedures to ensure that derivatives are closely monitored and that their use is consistent with a particular Portfolio's investment objective, policies, restrictions and quality standards, and does not expose such Portfolio to undue risk.
A Portfolio's use of derivatives also is subject to broadly applicable investment policies. For example, a Portfolio may not invest more than a specified percentage of its assets in "illiquid securities," including those derivatives that do not have active secondary markets. A Portfolio also may not use certain derivatives without establishing adequate "cover" in compliance with the SEC rules limiting the use of leverage.
Derivatives, both equity and credit, include options, futures and options on futures, which may be used to hedge a Portfolio's portfolio, increase returns or maintain exposure to a market without buying individual securities. These investments may pose risks in addition to those associated with investing directly in securities or other investments. Such risks may include illiquidity of the derivative and imperfect correlation of the derivative with underlying investments for which it is being substituted or the Portfolio's other portfolio holdings. Accordingly, there is the risk that such practices may fail to serve their intended purposes, and may reduce returns or increase volatility. These practices also entail transactional expenses.
Additionally, the use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when a Portfolio uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by a Portfolio. A Portfolio's use of derivatives to leverage risk also may exaggerate a loss, potentially causing a Portfolio to lose more money than if it had invested in the underlying security, or limit a potential gain.
The success of management's derivative strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying security, asset, index or reference rate and the derivative itself, without necessarily the benefit of observing the performance of the derivative under all possible market conditions. Other risks arise from a Portfolio's potential inability to terminate or sell its derivative positions as a liquid secondary market for such positions may not exist at times when a Portfolio may wish to terminate or sell them. Over-the-counter instruments (investments not traded on an exchange) may be illiquid. Derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. Also, with some derivative strategies, there is the risk that a Portfolio may not be able to find a suitable counterparty for the derivative transaction, and therefore may be unable to invest in derivatives altogether. The use of derivatives may also increase the amount and accelerate the timing of taxes payable by Interestholders.

Futures and Options Contracts

In General. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (i.e., exposure to adverse price changes).
Initially, when purchasing or selling futures contracts, a Portfolio will be required to deposit with the Portfolio's custodian in the broker's name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded, and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Portfolio upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, a Portfolio may elect to close the position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract.
Although a Portfolio intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a
 Portfolio to substantial losses. If it is not possible, or a Portfolio determines not to close a futures position in anticipation of adverse price movements, the Portfolio will be required to make daily cash payments of variation margin.
An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer (i.e., seller) of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by both the writer and the holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account in the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily, and that change would be reflected in the net asset value ("NAV") of the Portfolio.
A Portfolio may trade futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. Pursuant to regulations and/or published positions of the SEC, a Portfolio may be required to segregate cash or high-quality money-market instruments in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.
Pursuant to a notice of eligibility claiming exclusion from the definition of Commodity Pool Operator filed with the National Futures Association on behalf of the Portfolios, neither the Trust nor any of the individual Portfolios is deemed to be a "commodity pool operator" under the Commodity Exchange Act ("CEA"), and, accordingly, they are not subject to registration or regulation as such under the CEA.
A Portfolio may engage in futures contracts sales to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term security prices. If, however, securities prices rise, a Portfolio would realize a loss in closing out its futures contract sales that would offset any increases in prices of the long-term securities they hold.
Another risk in employing futures contracts and options thereon to protect against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in such portfolio (the portfolio securities will not be identical to the debt instruments underlying the futures contracts).

Options Trading. Options on individual securities or options on indices of securities may be purchased or sold. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify the exercise of such option. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.
A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer the option to buy, the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.
A Portfolio will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Portfolio owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, cash, U.S. Government securities or other liquid high-grade debt obligations, in such amount are held in a segregated account by such Portfolio's custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Portfolio maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value. A call option is also covered if a Portfolio holds an offsetting call on the same instrument or index as the call written. A Portfolio will write put options only if they are "secured" by liquid assets maintained in a segregated account by the Portfolio's custodian in an amount not less than the exercise price of the option at all times during the option period.
A Portfolio may buy put and call options and write covered call and secured put options. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option. If the adviser is incorrect in its forecast of market value or other factors when writing options, the Portfolio would be in a worse position than it would have been had if it had not written the option. If a Portfolio wishes to sell an underlying instrument (in the case of a covered call option) or liquidate assets in a segregated account (in the case of a secured put option), the Portfolio must purchase an offsetting option if available, thereby incurring additional transactions costs.
Below is a description of some of the types of futures and options in which the Portfolios may invest.

Stock Index Options. A Portfolio may purchase and write (i.e., sell) put and call options on stock indices only as a substitute for comparable market positions in the underlying securities. A stock index fluctuates with changes of the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements of the securities in a Portfolio's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Portfolio will realize a gain or loss from purchasing or writing stock index options depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of particular stock. When a Portfolio writes an option on a stock index, such Portfolios will place in a segregated account with the Portfolios' custodian cash or liquid securities in an amount at least equal to the market value of the  underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.
Stock Index Futures and Options on Stock Index Futures. A Portfolio may invest in stock index futures and options on stock index futures only as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Portfolio intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.
Foreign Currency Futures Contracts. A Portfolio may invest in foreign currency futures contracts which entail the same risks as other futures contracts as described above, but have the additional risks associated with international investing (see "Foreign Obligations and Securities" below). Similar to other futures contracts, a foreign currency futures contract is an agreement for the future delivery of a specified currency at a specified time and at a specified price that will be secured by margin deposits, is regulated by the CFTC and is traded on designated exchanges. A Portfolio will incur brokerage fees when it purchases and sells futures contracts.
To the extent that a Portfolio may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, it may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. The international balance of payments and other economic and financial conditions, government intervention, speculation and other factors affect these forces.
If a fall in exchange rates for a particular currency is anticipated, a Portfolio may sell a foreign currency futures contract as a hedge. If it is anticipated that exchange rates will rise, a Portfolio may purchase a foreign currency futures contract to protect against an increase in the price of securities denominated in a particular currency the Portfolio intends to purchase. These foreign currency futures contracts will be used only as a hedge against anticipated currency rate changes. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.
The use of foreign currency futures contracts involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of foreign currency futures contracts also depends on the ability of the adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the adviser's judgment will be accurate. The use of foreign currency futures contracts also exposes a Portfolio to the general risks of investing in futures contracts, including: the risk of an illiquid market for the foreign currency futures contracts and the risk of adverse regulatory actions. Any of these events may cause a Portfolio to be unable to hedge its currency risks, and may cause a Portfolio to lose money on its investments in foreign currency futures contracts.
Interest Rate Futures Contracts and Options on Interest Rate Futures Contracts. A Portfolio may invest in interest rate futures contracts and options on interest rate futures contracts as a substitute for a comparable market position in the underlying securities. The Portfolio may also sell options on interest rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or as to the degree of correlation between price movements in the options on interest rate futures and price movements in the Portfolios' portfolio securities which are the subject of the transaction.
Future Developments. A Portfolio may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Portfolio or which are not currently available but which may be developed, to the extent such opportunities are both consistent with a Portfolio's investment objective and legally permissible for the Portfolio.

Swap Agreements and Swaptions
Swap agreements are derivative instruments that can be individually negotiated and structured to address exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Portfolio's exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. A Portfolio may enter into a variety of swap agreements, including interest rate, index, commodity, equity, credit default and currency exchange rate swap agreements, and other types of swap agreements such as caps, collars and floors. A Portfolio also may enter into swaptions, which are options to enter into a swap agreement. In a swaption, in exchange for an option premium, the purchaser of the swaption acquires the right, but not the obligation, to enter into a specified swap agreement with a counterparty on a specified future date. If there is a default by the other party to a swap agreement or swaption, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction.
The use of swaps and swaptions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swap agreements and swaptions generally is limited to the net amount of payments that the Portfolio is contractually obligated to make. There is also a risk of a default by the other party to a swap agreement or swaption, in which case a Portfolio may not receive the net amount of payments that such Portfolio contractually is entitled to receive.
Interest Rate Swap Agreements. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. The exchange commitment can involve payments to be made in the same currency or in different currencies. A Portfolio will usually enter into swap agreements on a net basis. In so doing, the two payment streams under the swap agreement are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. If the Portfolio enters into a swap agreement, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. In a total return swap agreement, the non-floating rate side of the swap is based on the total return of an individual security, a basket of securities, an index or another reference asset. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.
In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. Caps and floors have an effect similar to buying or writing options. A collar combines elements of buying a cap and selling a floor.
Swap agreements will tend to shift a Portfolio's investment exposure from one type of investment to another. For example, if a Portfolio agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease a Portfolio's exposure to long-term interest rates. Another example is if a Portfolio agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease a Portfolio's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.
Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a Portfolio's performance. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Portfolio's investments and its share price and yield. Additionally, whether a Portfolio's use of swap agreements will be successful infurthering its investment objective will depend on the adviser's ability correctly to predict whether certain types of investments likely are to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factor that determines the amounts of payments due to and from a Portfolio. If a swap agreement calls for payments by a Portfolio, a Portfolio must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declines, the value of a swap agreement likely would decline, potentially resulting in losses for a Portfolio. A Portfolio will closely monitor the credit of a swap agreement counterparty in order to attempt to minimize this risk. A Portfolio may also suffer losses if it is unable to terminate outstanding swap agreements (either by assignment or other disposition) or reduce its exposure through offsetting transactions (i.e., by entering into an offsetting swap agreement with the same party or a similarly creditworthy party).

Credit Default Swap Agreements. A Portfolio may enter into credit default swap agreements, which may have as reference obligations one or more securities or a basket of securities that are or are not currently held by a Portfolio. The protection "buyer" in a credit default contract is generally obligated to pay the protection "seller" an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Portfolio may be either the buyer or seller in the transaction. If a Portfolio is a buyer and no credit event occurs, a Portfolio may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements may involve greater risks than if a Portfolio had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Portfolio will enter into credit default swap agreements generally with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller.

Equity Swaps. A Portfolio may engage in equity swaps. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (e.g., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps also may be used for other purposes, such as hedging or seeking to increase total return.

The values of equity swaps can be very volatile. To the extent that the adviser does not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, a Portfolio may suffer a loss. The value of some components of an equity swap (such as the dividend on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, a Portfolio may suffer a loss if the counterparty defaults.

Total Return Swap Agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to a Portfolio's portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to a Portfolio thereunder, and conversely, that a Portfolio will not be able to meet its obligation to the counterparty. Generally, a Portfolio will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by a Portfolio. If the total return swap transaction is entered into on other than a net basis, the full amount of a Portfolio's obligations will be accrued on a daily basis, and the full amount of a Portfolio's obligations will be segregated by a Portfolio in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost a Portfolio initially to make an equivalent direct investment, plus or minus any amount a Portfolio is obligated to pay or is to receive under the total return swap agreement.

Variance, Volatility and Correlation Swap Agreements. Variance and volatility swaps are contracts that provide exposure to increases or decreases in the volatility of certain referenced assets. Correlation swaps are contracts that provide exposure to increases or decreases in the correlation between the prices of different assets or different market rates.

Permitted Investment Activities and Certain Associated Risks

Set forth below are descriptions of permitted investment activities for the Portfolios and certain of their key associated risks. The activities are organized into various categories. To the extent that an activity overlaps two or more categories, the activity is referenced only once in this section. Not all of the Portfolios participate in all of the investment activities described below.  In addition, with respect to any particular Portfolio, to the extent that an investment activity is described in Part A for such Portfolio as being part of its principal investment strategy, the information provided below regarding such investment activity is intended to supplement, but not supersede, the information contained in Part A, and the Portfolio may engage in such investment activity in accordance with the limitations set forth in Part A. To the extent an investment activity is described in this SAI that is not referenced in Part A, a Portfolio under normal circumstances will not engage in such investment activity with more than 15% of its assets unless otherwise specified below. Unless otherwise noted or required by applicable law, the percentage limitations included in this SAI apply at the time of purchase of a security.

For purposes of monitoring the investment policies and restrictions of the Portfolios (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Portfolio will be excluded in calculating total assets.

DEBT SECURITIES

Asset-Backed Securities

Asset-backed securities are securities that are secured or "backed" by pools of various types of assets on which cash payments are due at fixed intervals over set periods of time. Asset-backed securities are created in a process called securitization. In a securitization transaction, an originator of loans or an owner of accounts receivable of a certain type of asset class sells such underlying assets in a "true sale" to a special purpose entity, so that there is no recourse to such originator or owner. Payments of principal and interest on asset-backed securities typically are tied to payments made on the pool of underlying assets in the related securitization. Such payments on the underlying assets are effectively "passed through" to the asset-backed security holders on a monthly or other regular, periodic basis. The level of seniority of a particular asset-backed security will determine the priority in which the holder of such asset-backed security is paid, relative to other security holders and parties in such securitization. Examples of underlying assets include consumer loans or receivables, home equity loans, automobile loans or leases, and timeshares, although other types of receivables or assets also may be used as underlying assets.
While asset-backed securities typically have a fixed, stated maturity date, low prevailing interest rates may lead to an increase in the prepayments made on the underlying assets. This may cause the outstanding balances due on the underlying assets to be paid down more rapidly. As a result, a decrease in the originally anticipated interest from such underlying securities may occur, causing the asset-backed securities to pay-down in whole or in part prior to their original stated maturity date. Prepayment proceeds would then have to be reinvested at the lower prevailing interest rates. Conversely, prepayments on the underlying assets may be less than anticipated, causing an extension in the duration of the asset-backed securities.
Delinquencies or losses that exceed the anticipated amounts for a given securitization could adversely impact the payments made on the related asset-backed securities. This is a reason why, as part of a securitization, asset-backed securities are oftenaccompanied by some form of credit enhancement, such as a guaranty, insurance policy, or subordination. Credit protection in the form of derivative contracts may also be purchased. In certain securitization transactions, insurance, credit protection, or both may be purchased with respect to only the most senior classes of asset-backed securities, on the underlying collateral pool, or both. The extent and type of credit enhancement varies across securitization transactions.
In addition to the normal risks associated with debt securities discussed elsewhere in this SAI and the Part A, asset-backed securities carry additional risks including, but not limited to, the possibility that (i) the pace of payments on underlying assets may be faster or slower than anticipated or payments may be in default; (ii) the creditworthiness of the credit support provider may deteriorate; and (iii) such securities may become less liquid or harder to value as a result of market conditions or other circumstances.

Bank Obligations

Bank obligations include certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such obligations issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Portfolio may be subject to additional investment risks that are different in some respects from those incurred by a Portfolio that invests only in debt obligations of domestic issuers. Such risks include possible future political, regulatory or economic developments, the possible imposition of foreign withholding and other taxes (at potentially confiscatory levels) on amounts realized on such obligations, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on these obligations and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different regulatory, accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.
Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.
Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a Portfolio will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.

Bonds

A bond is an interest-bearing security issued by a company or governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. The value of fixed-rate bonds will tend to fall when interest rates rise and rise when interest rates fall. The value of "floating-rate" or "variable-rate" bonds, on the other hand, fluctuate much less in response to market interest-rate movements than the value of fixed-rate bonds.
Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

Corporate Debt Securities

Certain of the debt instruments purchased by the Portfolios may be interest-bearing securities issued by a company, called corporate debt securities. The issuer of a corporate debt security has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a corporate debt security before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. The value of fixed-rate corporate debt securities will tend to fall when interest rates rise and rise when interest rates fall. The value of "floating-rate" or "variable-rate" corporate debt securities, on the other hand, fluctuate much less in response to market interest rate movements than the value of fixed-rate securities. Corporate debt securities may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt. Corporate debt securities may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

Investors should be aware that even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Longer-term securities are affected to a greater extent by interest rates than shorter-term securities. The values of fixed-income corporate debt securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Certain corporate debt securities that may be purchased by the Portfolio, such as those rated "Baa" or lower by Moody's Investors Service, Inc. ("Moody's") and "BBB" or lower by Standard & Poor's Rating Group ("S&P") tend to be subject to greater issuer credit risk, to greater market fluctuations and pricing uncertainty, and to less liquidity than lower yielding, higherrated fixed-income securities. If a security held by a Portfolio is downgraded, such Portfolio may continue to hold the security until such time as the adviser determines it to be advantageous for the Portfolio to sell the security. The ratings of S&P, Fitch and Moody's are more fully described in the Appendix. Investing in corporate debt securities is subject to certain risks including, among others, credit and interest rate risk, as more fully described in the Part A.

Collateralized Debt Obligations

Collateralized debt obligations ("CDOs") are composed of two main categories: cash and synthetic. Cash CDOs are further sub-divided into the following two types: cash flow and market value. The two structures differ from each other in the manner by which cash flow is generated to pay the security holders, the manner in which the structure is credit-enhanced, and how the pool of underlying collateral is managed. Cash flow CDOs are backed, or "collateralized," by a pool of high-yield bonds or loans, which pay principal and interest on a regular basis. Credit enhancement is achieved by having multiple classes of securities. The most senior/highest-rated class will be the last to be affected by any interruption of cash flow from the underlying assets. In a cash flow CDO, the collateral manager endeavors to maintain a minimum level of diversification and weighted average rating among the underlying assets in an effort to keep severity of loss low. In a market value CDO, classes of securities receive payments based on the mark-to-market returns on the underlying collateral. Credit enhancement is achieved by specific overcollateralization levels in the form of advance rates assigned to each underlying collateral asset. Because principal and interest payments on the securities come from collateral cash flows and sales of collateral, which the collateral manager monitors, returns on a market value CDO are substantially related to the collateral manager's performance.
Certain products that are similar in structure to CDOs include collateralized loan obligations ("CLOs") and collateralized bond obligations ("CBOs"). Similar to CDOs, CLOs are structured such that each CDO and CLO typically has a foreign issuer, which is generally a special purpose vehicle, and a domestic co-issuer. Certain securities, such as notes, issued in a particular CDO or CLO are generally co-issued by the foreign issuer and the co-issuer, and are rated by one or more Nationally Recognized Statistical Ratings Organization (each, a "NRSRO"). Other securities, such as preference shares, preferred shares, or subordinated notes, issued in a particular CDO or CLO are generally issued only by the foreign issuer and are not rated by any NRSROs. Securities issued in CBOs, too, are issued by foreign issuers or other separate legal entities.
CDOs, CLOs, and CBOs are typically collateralized by a pool of loans. These underlying loans may include pools of other securities. Generally, CDOs and CLOs have collateral quality tests and eligibility criteria that must be satisfied before a security may be selected as collateral for the CDO or CLO. The collateral selected for a particular CDO depends on both the sector of securities the CDO's collateral manager wants to manage, as well as the objectives of the CDO itself. For example, a trust preferred CDO is generally collateralized by combination of some or all of the following types of securities: trust preferred securities issued by trust subsidiaries of bank holding companies or of insurance holding companies; subordinated notes issued by banks, thrifts, or other depository institutions, or by holding companies of insurance companies; surplus notes issued by insurance companies; or senior securities issued by holding companies of one or more insurance companies or insurance intermediaries. In contrast, an ABS CDO has as its collateral various concentrations of different types of asset-backed securities. Securities issued in CLOs generally are backed by portfolios of primarily leveraged loans and high yield bonds. Typically, securities issued in CBOs are backed by a diversified pool of high risk, below investment grade fixed income securities. In addition to the foregoing, a particular CDO, CLO, or CBO may have as its collateral, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or may be the unrated equivalent of such loans.
Similar to asset-backed securities, payments are made on CDO, CLO, and CBO securities in order of their seniority among other classes of securities issued from the same issuing entity. Also, similar to securitization transactions, fees, including administrative expenses, are generally paid to various parties in the CDO prior to payments being made on the CDO securities. Generally, CDOs and CLOs will pay certain management fees to the collateral manager. Unlike securitizations, securities issued in CDOs, CLOs, and CBOs generally have quarterly, rather than monthly, payment dates.
CDOs, CLOs and CBOs are privately offered and sold, and are not publicly registered with the SEC. As a result, CDO, CLO, and CBO securities may be characterized as being illiquid. However, an active dealer market may exist for such securities, thereby allowing such securities to qualify for an exemption from registration under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act").

Classes, or "tranches," of CDO, CLO and CBO securities vary in level of risk and yield. The most junior tranche is generally the tranche that bears the highest level of risk, but also generally bears the highest rate of return. This is because tranches bear losses in the reverse order of their seniority with respect to one another. For this reason, the most junior tranche is the tranche that bears losses first from the defaults on the underlying collateral. Because the more junior tranches absorb losses prior to the more senior tranches, the most subordinate tranches serve to protect the more senior tranches from default in all but the most severe circumstances. Due to this type of protection from losses, a senior CDO, CLO, or CBO tranche generally bears the lowest risk, and has a smaller coupon, corresponding lower yield, and higher rating from nationally recognized statistical ratings organizations than tranches of more junior securities. Despite the protection the most subordinated tranches provide, CDO, CLO, or CBO tranches can experience substantial losses due to the rate of actual defaults on the underlying collateral. The type of collateral used as underlying securities in a particular CDO, CLO, or CBO therefore may substantially impact the risk associated with purchasing the securities such CDO, CLO, or CBO issues. Other factors that may influence the value or yield or return on a CDO, CLO, or CBO security include the disappearance of tranches from a particular issuance in reverse order of seniority, as such tranches would otherwise have protected the more senior tranches from losses, market anticipation of defaults, and loss of investor appetite for CDO, CLO and CBO securities generally.
In addition to the risks generally associated with debt securities, including asset-backed securities and derivatives, discussed elsewhere in this SAI and the Part A, CDOs, CLOs, and CBOs each carry additional risks including, but not limited to the possibility that (i) distributions from the underlying collateral securities will be inadequate to make interest or principal payments on the related CDO, CLO, or CBO securities; (ii) for collateral that has NRSRO ratings, such ratings may be downgraded; and (iii) the CDOs, CLOs, or CBOs may themselves purchase as underlying collateral securities issued by other CDOs.

Commercial Paper

Commercial paper (including variable amount master demand notes, see "Floating and Variable Rate Obligations" below), refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The Portfolios may only purchase commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) of issuers that are rated in one of the two highest rating categories by a Nationally Recognized Statistical Ratings Organization ("NRSRO"), except that the Portfolios may purchase unrated commercial paper if, in the opinion of the adviser, such obligations are of comparable quality to other rated investments that are permitted to be purchased by the Portfolios.
Asset-Backed Commercial Paper. Securities that are issued from commercial paper conduits are called asset-backed commercial paper securities. Credit support for such securities falls into two categories: liquidity protection and protection against ultimate default under the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the securities or underlying pool are made in a timely fashion. Protection against ultimate default ensures payment on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction, such as by issuing senior and subordinated instruments or through a combination of these approaches. The degree of credit support provided on each issue is based generally on historical information relating to the level of credit risk associated with the payments. Delinquency or loss that exceeds the anticipated amount or a downgrade or loss of credit support could adversely impact the value of or return on an investment in an asset-backed commercial paper security.
Commercial paper is also subject to the risks generally associated with debt securities discussed elsewhere in this SAI and the Part A.

Convertible Securities

A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest-rate and market movements, a convertible security tends not to be as sensitive to interest rates as a similar fixed-income security, and tends not to be as sensitive to changes in share price as its underlying stock.

Investing in convertible securities is subject to certain risks in addition to those generally associated with debt securities discussed elsewhere in this SAI and the Part A. Certain convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be or become illiquid and, therefore, may be more difficult to resell in a timely fashion or for a fair price, which could result in investment losses.
The creditworthiness of the issuer of a convertible security is important because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to conversion or redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued. This feature may require a holder to convert the security into the underlying common stock, even if the value of the underlying common stock has declined substantially. In addition, companies that issue convertible securities frequently are small- and mid-capitalization companies and, accordingly, carry the risks associated with investments in such companies.
While the Portfolios use the same criteria to evaluate the credit quality of a convertible debt security that they would use for a more conventional debt security, a convertible preferred stock is treated like a preferred stock for a Portfolio's credit evaluation, as well as financial reporting and investment limitation purposes. Preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholders to take action. Preferred stock generally has no maturity date, so its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions on preferred stock generally are taxable as dividend income, rather than interest payments, for federal income tax purposes.

Custodial Receipts for Treasury Securities

These securities are typically represented by participations in trusts that hold U.S. Treasury securities, such as Treasury Investors Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS"), or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

Dollar Roll Transactions

Dollar roll transactions are transactions wherein a Portfolio sells fixed-income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Portfolio assumes the risk of ownership. A Portfolio is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by a Portfolio may decline below the price at which the Portfolio is committed to purchase similar securities. In the event the buyer of securities from a Portfolio under a dollar roll transaction becomes insolvent, the Portfolios' use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolios' obligation to repurchase the securities. A Portfolio will engage in dollar roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage.

Floating- and Variable-Rate Obligations

Floating- and variable-rate obligations include obligations such as demand notes and bonds , and they may also purchase certificates of participation in such instruments. Variable-rate demand notes include master demand notes that are obligations that permit a Portfolio to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Portfolio, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a referenced lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Such features often include unconditional and irrevocable letters of credit that are issued by a third party, usually a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Letters of credit are designed to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying variable-rate demand obligation should default. Some variable rate obligations feature other credit enhancements, such as standby bond purchase agreements ("SBPAs"). An SBPA can feature a liquidity facility that is designed to provide funding for the purchase price of variable rate obligations that are unable to be successfully remarketed for resale. The liquidity facility provider is obligated solely to advance funds for the purchase of tendered variable rate bonds that fail to be remarketed and does not guarantee the repayment of principal or interest. The liquidity facility provider's obligations under the SBPA are subject to conditions, including the continued creditworthiness of the underlying borrower or issuer, and the facility may terminate upon the occurrence of certain events of default or at the expiration of its term.

In addition, a liquidity facility provider may be unable or unwilling to perform its obligations. A Fund may be unable to timely dispose of a variable rate obligation if the underlying issuer defaults and the letter of credit or liquidity facility provider is unable or unwilling to perform its obligations or the facility otherwise terminates and a successor letter of credit or liquidity provider is not immediately obtained. The potential adverse impact to a Fund resulting from the inability of a letter of credit or liquidity facility provider to meet its obligations could be magnified to the extent the provider also furnishes credit support for other variable-rate obligations held by the Fund.
There generally is no established secondary market for certain variable-rate obligations, such as those not supported by letters of credit, SBPAs or other credit support arrangements, because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit, SBPAs or other credit support arrangements, a Portfolio is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations may not be rated by credit rating agencies and a Portfolio may invest in obligations which are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Portfolio may invest. The adviser, on behalf of a Portfolio, monitors the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Portfolios' portfolio. Floating- and variable-rate instruments are subject to interest-rate and credit risks and other risks generally associated with debt securities.
The floating- and variable-rate instruments that the Portfolios may purchase include certificates of participation in such instruments.

Insurance Funding Agreements

A Portfolio may invest in funding agreements issued by domestic insurance companies. Funding agreements are short-term, privately placed, debt obligations of insurance companies that offer a fixed- or floating-rate of interest. These investments are not readily marketable and therefore are considered to be illiquid securities. (See the section entitled "Illiquid Securities").

Guaranteed Investment Contracts

Certain Portfolios may invest in guaranteed investment contracts ("GICs") issued by insurance companies. Pursuant to such contracts, a Portfolio makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the deposit fund on a monthly basis guaranteed interest at a rate based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and these charges will be deducted from the value of the deposit fund. A Portfolio will purchase a GIC only when the adviser has determined that the GIC presents minimal credit risks to the Portfolio and is of comparable quality to instruments in which the Portfolio may otherwise invest. Because a Portfolio may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, a GIC may be considered an illiquid investment. The term of a GIC will be one year or less. The interest rate on a GIC may be tied to a specified market index and is guaranteed not to be less than a certain minimum rate.

High Yield Securities

High yield securities (also known as "junk bonds") are debt securities that are rated below investment-grade, are unrated and deemed by the adviser to be below investment-grade, or in default at the time of purchase. These securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and tend to be more volatile than higherrated securities of similar maturity. The value of these debt securities can be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. These securities tend to be less liquid and more difficult to value than higher-rated securities.
The market values of certain high yield and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than investment-grade securities. In addition, issuers of high yield and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them. Their ability to service their debt obligations, especially during an economic downturn or during sustained periods of high interest rates, may be impaired.
The risk of loss due to default by such issuers is significantly greater because high yield and comparable unrated securities generally are unsecured and frequently are subordinated to senior indebtedness. A Portfolio may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for high yield and comparable unrated securities may diminish the Portfolio's ability to: (i) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value; and (ii) sell the securities either to meet redemption requests or to respond to changes in the economy or in financial markets.

Inflation-Protected Debt Securities

The Inflation-Protected Bond Portfolio invests primarily in, and the other Portfolios may invest in inflation-protected debt securities, including Treasury Inflation-Protected Securities ("TIPS"). Inflation-protected debt securities are instruments whose principal is indexed to a measure of inflation such as, for example, the Consumer Price Index.
A Portfolio's yield and return will reflect both any inflation adjustment to interest income and the inflation adjustment to principal.
Inflation-protected debt securities are subject to greater risk than traditional debt securities if interest rates rise in a low inflation environment. Generally, the value of an inflation-protected debt security will fall when real interest rates rise and will rise when real interest rates fall.
While these securities are expected to be protected from long term inflationary trends, short term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the debt securities' inflationary measure. Income fluctuations associated with changes in market interest rates are expected to be low; however, income fluctuations associated with changes in inflation are expected to be high. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Inflation-indexed bonds, including TIPS, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation indexed bonds may experience greater losses than other fixed income securities with similar durations.
For federal income tax purposes, both interest payments and the difference between original principal and the inflationadjusted principal of inflation-protected debt securities will be treated as interest income subject to taxation. Interest payments are taxable when received or accrued. The inflation adjustment to principal is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received.
Letters of Credit. Certain of the debt obligations (including certificates of participation, commercial paper and other shortterm obligations) which a Portfolio may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings banks and insurance companies which, in the opinion of the adviser, are of comparable quality to issuers of other permitted investments of the Portfolio, may be used for letter of credit-backed investments.

Loan Participations

A loan participation gives a Portfolio an undivided proportionate interest in a loan or instrument originated by a bank or other institution. Loan participations may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Loan participations, however, typically do not provide the Portfolio with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower, and the Portfolio may not directly benefit from any collateral supporting the loan in which it purchased a loan participation. As a result, the Portfolio assumes the credit risk of both the borrower and the lender that is selling the loan participation.

Money Market Instruments

Investments in the following types of high-quality money market instruments are permitted: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at date of purchase "Prime-1" by Moody's or "A-1" by S&P, or, if unrated, of comparable quality as determined by the adviser; and (iv) repurchase agreements. A Portfolio also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets; and (ii) in the opinion of the adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Portfolios.

Mortgage-Related Securities

Mortgage-Backed Securities. Mortgage-backed securities, also called mortgage pass-through securities, are issued in securitizations (see "Asset-Backed Securities" section) and represent interests in "pools" of underlying residential mortgage loans that serve as collateral for such securities. Similar to asset-backed securities, the monthly payments made by the individual borrowers on the underlying residential mortgage loans are effectively "passed through" to the mortgage-backed securities (net of administrative and other fees paid to various parties) as monthly principal and interest payments.

The stated maturities of mortgage-backed securities may be shortened by unscheduled prepayments of principal on the underlying mortgage loans, and the expected maturities may be extended in rising interest-rate environments. Therefore, it is not possible to predict accurately the maturity of a particular mortgage-backed security. Variations in the maturities of mortgagebacked securities will affect the yield of each such security and the portfolio as a whole. Rates of prepayment of principal on the underlying mortgage loans in mortgage-backed securitizations that are faster than expected may expose the mortgage-backed securities issued in such securitizations to a lower rate of return and require reinvestment of proceeds at lower prevailing interest rates. Also, if a mortgage-backed security has been purchased at a premium, but is backed by underlying mortgage loans that are subject to prepayment, if prepayments are made on such underlying collateral, then the value of the premium effectively would be lost or reduced.
Like other fixed-income securities, when interest rates rise, the value of mortgage-backed securities generally will decline and may decline more than other fixed-income securities as the expected maturity extends. Conversely, when interest rates decline, the value of mortgage-backed securities having underlying collateral with prepayment features may not increase as quickly as other fixed-income securities as the expected maturity shortens. Payment of principal and interest on some mortgage-backed securities issued or guaranteed by a government agency (but not the market value of the securities themselves) is guaranteed by a government association, such as the Government National Mortgage Association ("GNMA" or "Ginnie Mae"), or by a government-sponsored entity, such as the Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac") or Federal National Mortgage Association ("FNMA" or "Fannie Mae"). Unlike FHLMC and FNMA, which act as both issuers and guarantors of mortgage-backed securities, GNMA only provides guarantees of mortgage-backed securities. Only GNMA guarantees are backed by the full faith and credit of the U.S. Government. Mortgage-backed securities issued or guaranteed by FHLMC or FNMA are not backed by the full faith and credit of the U.S. Government. FHLMC and FNMA are authorized to borrow money from the U.S. Treasury or the capital markets, but there can be no assurance that they will be able to raise funds as needed or that their existing capital will be sufficient to satisfy their guarantee obligations. Mortgage-backed securities created by private issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. Collateralized mortgage obligations, commercial mortgage-backed securities, adjustable rate mortgage securities and mortgage participation certificates are the primary types of mortgage-backed securities utilized by the Portfolios.

Collateralized Mortgage Obligations ("CMOs"). CMOs are debt obligations that may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. Each CMO is structured so that multiple classes of securities are issued from such CMO, with each class bearing a different stated maturity. Payments of principal on the underlying securities, including prepayments, are first "passed through" to investors holding the class of securities with the shortest maturity; investors holding classes of securities with longer maturities receive payments on their securities only after the more senior classes have been retired. A longer duration or greater sensitivity to interest rate fluctuations generally increases the risk level of the CMO.
Commercial Mortgage-Backed Securities ("CMBS"). CMBS are securities that are secured by mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans, such as office buildings, hotels, and shopping malls. These risks include the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a commercial property to attract and retain tenants. While CMBS are sold both in public transactions registered with the SEC and in private placement transactions, CMBS may be less liquid and exhibit greater price volatility than other types of mortgage-backed or asset-backed securities.
Adjustable Rate Mortgage Securities ("ARMS"). ARMS are securities that are secured by mortgage loans with adjustable interest rates and may be issued or guaranteed by a government agency such as GNMA, by government-sponsored entities such as FNMA or FHLMC, or by a private issuer. The mortgage loans underlying ARMS guaranteed by GNMA are typically federally insured by the Federal Housing Administration ("FHA") or guaranteed by the Department of Veterans Affairs ("VA"), whereas the mortgage loans underlying ARMS issued by FNMA or FHLMC are typically conventional residential mortgages which are not so insured or guaranteed, but which conform to specific underwriting, size and maturity standards.
ARMS are also offered by private issuers. These securities generally offer a higher rate of return in the form of interest payments, but because they offer no direct or indirect governmental guarantees, they also involve greater credit and interest rate risk. However, many private issuers or servicers of ARMS guarantee or provide private insurance for timely payment of interest and principal. In addition, the Total Return Bond Portfolio may purchase some mortgage-related securities through private placements that are restricted as to further sale. The value of these securities may fluctuate more than that of other mortgagerelated securities.
Mortgage Participation Certificates ("PCs"). Mortgage PCs and guaranteed mortgage certificates ("GMCs") are both issued by the FHLMC. PCs resemble GNMA certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on an underlying pool of mortgages. GMCs also represent a pro rata interest in a pool of mortgages, but pay interest semi-annually and return principal once a year in guaranteed minimum payments. PCs and GMCs differ from bonds in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity.

Other Mortgage-Backed Securities. As new types of mortgage-backed securities are developed and offered to investors, the adviser will, consistent with each Portfolio's investment objective, policies, restrictions and quality standards, consider making investments in such new types of mortgage-backed securities.

Credit Risk. Credit risk reflects the risk that a holder of mortgage-backed securities may not receive all or part of its principal because the issuer, or any credit enhancer and/or the underlying mortgage borrowers have defaulted on their obligations. Credit risk is increased for mortgage-backed securities that are subordinated to another security (i.e., if the holder of a mortgage-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). The more deeply subordinated the security, the greater the credit risk associated with the security will be. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, typically entail greater credit risk than mortgage-backed securities guaranteed by a government association or government-sponsored enterprise. The performance of mortgage-backed securities issued by private issuers generally depends on the financial health of those institutions and the performance of the mortgage pool backing such securities. An unexpectedly high rate of defaults on mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the holder of such mortgage-backed securities, particularly if such securities are subordinated, thereby reducing the value of such securities and in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages.
Interest Rate Risk. The interest rates on mortgage loans underlying ARMS generally are readjusted at periodic intervals ranging from one year or less to several years in response to changes in a predetermined, commonly recognized interest rate index. The adjustable rate feature should reduce, but will not eliminate, price fluctuations in such securities resulting from actual or anticipated fluctuations in market interest rates. The value of each Portfolio's ARMS may fluctuate to the extent interest rates on underlying mortgages differ from prevailing market interest rates during periods between interest rate reset dates. Accordingly, investors could experience some loss if they redeem their shares of the Portfolios or if the Portfolios sell these portfolio securities before the interest rates on the underlying mortgages are adjusted to reflect prevailing market interest rates. The interest rates on mortgages underlying other types of mortgage-backed securities generally do not reset at periodic intervals. Accordingly, non-ARMS have greater exposure to interest rate risk than ARMS.

Municipal Bonds

Municipal bonds are debt obligations issued to obtain funds for various public purposes. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are supported by the municipality's general taxing authority, while revenue bonds are supported by the revenues from one or more particular project or activity. Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user. Certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to finance privately operated facilities.
Certain of the municipal obligations held by the Portfolios may be insured as to the timely payment of principal and interest. The insurance policies usually are obtained by the issuer of the municipal obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. Although the insurance feature is designed to reduce certain financial risks, the premiums for insurance and the higher market price sometimes paid for insured obligations may reduce a Portfolio's current yield. Insurance generally will be obtained from insurers with a claims-paying ability rated Aaa by Moody's or AAA by S&P or Fitch or otherwise rated investment grade. To the extent that securities held by a Portfolio are insured as to principal and interest payments by insurers whose claims paying ability rating is downgraded by Moody's, S&P or Fitch, the value of such securities may be affected. There is, however, no guarantee that the insurer will meet its obligations. Moreover, the insurance does not guarantee the market value of the insured obligation or the net asset value of the Portfolio's shares. In addition, such insurance does not protect against market fluctuations caused by changes in interest rates and other factors. A Portfolio also may purchase municipal obligations that are additionally secured by bank credit agreements or escrow accounts. The credit quality of companies which provide such credit enhancements will affect the value of those securities.
From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. For example, under federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in an Interestholder's federal alternative minimum taxable income. Moreover, a Portfolio cannot predict what legislation, if any, may be proposed in the state legislature regarding the state income tax status of interest on such obligations, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of municipal obligations generally for investment by the Portfolio and the liquidity and value of the Portfolios' portfolio. In such an event, the Portfolio would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

A Portfolio invests in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for federal income tax purposes. Such opinion may have been issued as of a date prior to the date that the Portfolio acquires the municipal security. Subsequent to a Portfolio's acquisition of such a municipal security, however, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by a Portfolio as "exempt-interest dividends" could be adversely affected, subjecting the Portfolio's Interestholders to increased federal income tax liabilities. Under highly unusual circumstances, the Internal Revenue Service may determine that a municipal bond issued as tax-exempt should in fact be taxable. If any Portfolio held such a bond, it might have to distribute taxable income or reclassify as taxable, ordinary income that was previously distributed as exempt-interest dividends.
Taxable Municipal Obligations. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality's underfunded pension plan.

Municipal Leases

A Portfolio may invest in municipal leases and participations therein, which arrangements frequently involve special risks. Municipal leases are obligations in the form of a lease, installment purchase or conditional sales contract (which typically provide for the title to the leased asset to pass to the governmental issuer) which is issued by state or local governments to acquire equipment and facilities. Interest income from such obligations is generally exempt from local and state taxes in the state of issuance. "Participations" in such leases are undivided interests in a portion of the total obligation. Participations entitle their holders to receive a pro rata share of all payments under the lease. The obligation of the issuer to meet its obligations under such leases is often subject to the appropriation by the appropriate legislative body, on an annual or other basis, of funds for the payment of the obligations. Investments in municipal leases are thus subject to the risk that the legislative body will not make the necessary appropriation and the issuer will not otherwise be willing or able to meet its obligation.

Municipal Notes

Municipal notes include, but are not limited to, tax anticipation notes ("TANs"), bond anticipation notes ("BANs"), revenue anticipation notes ("RANs") and construction loan notes. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer.
TANs. An uncertainty in a municipal issuer's capacity to raise taxes as a result of such events as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.
BANs. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.
RANs. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.
RAWs. Revenue anticipation warrants, or reimbursement warrants, are issued to meet the cash flow needs of state governments at the end of a fiscal year and in the early weeks of the following fiscal year. These warrants are payable from unapplied money in a state's general fund, including the proceeds of RANs issued following enactment of a state budget or the proceeds of refunding warrants issued by the state, and are typically subordinated in right of payment to RANs.
The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (i.e., credit risk). Such values also will change in response to changes in the interest rates payable on new issues of municipal securities (i.e., market risk).

Stripped Securities

The Total Return Bond Portfolio is limited to investing up to 10% of its total assets in stripped mortgage-backed securities ("SMBS"). Securities issued by the U.S. Treasury and certain securities issued by government authorities and government-sponsored enterprises are eligible to be stripped into interest components and principal components. Stripped securities are purchased by the Portfolios at a discount to their face value. These securities generally are structured to make a lump-sum payment at maturity and do not make periodic payments of principal or interest. Hence, the duration of these securities tends to be longer and they are therefore more sensitive to interest-rate fluctuations than similar securities that offer periodic payments over time. SMBS are often structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. SMBS that are structured to receive interest only are extremely sensitive to changes in the prevailing interest rates as well as the rate of principal payments (including prepayments) on the related underlying mortgage assets, and are therefore much more volatile than SMBS that receive principal only.
Stripped securities may also include participations in trusts that hold U.S. Treasury securities where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities.

Supranational Agency Securities

Debt security investments may include the debt securities of "supranational" entities if the adviser believes that the securities do not present risks inconsistent with a Portfolio's investment objective. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (an agency of the World Bank), the Asian Development Bank and the InterAmerican Development Bank.

Synthetic Convertible Securities

"Synthetic" convertible securities, are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Portfolio may purchase a non-convertible debt security and a warrant or option, which enables a Portfolio to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, a Portfolio generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Portfolio only invests in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or S&P and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

Unrated and Downgraded Investments

A Portfolio may purchase instruments that are not rated if, in the opinion of the adviser, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Portfolio. After purchase by a Portfolio, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Portfolios. Neither event will require a sale of such security by the Portfolio. To the extent the ratings given by Moody's, Fitch, or S&P may change as a result of changes in such organizations or their rating systems, a Portfolio will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Part A and in this Part B. The ratings of Moody's, Fitch and S&P are more fully described in the Appendix.

U.S. Government Obligations

U.S. Government obligations include securities issued by the U.S. Treasury, U.S. Government agencies or U.S. Governmentsponsored entities. While U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government, securities issued by U.S. Government agencies or government-sponsored entities may not be backed by the full faith and credit of the U.S. Government. The Government National Mortgage Association (GNMA), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or the Department of Veterans Affairs. U.S. Government agencies or government-sponsored entities (i.e. not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection or scheduled payment of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations, the performance of a Portfolio that holds securities of the entity will be adversely impacted. U.S. Government obligations are subject to low but varying degrees of credit risk, and are still subject to interest rate and market risk.
In addition to the securities discussed above, a Portfolio may also purchase debt guaranteed by the Federal Deposit Insurance Corporation (FDIC), an independent agency of the U.S. Government, through the FDIC's Temporary Liquidity Guarantee Program (TLGP). Under the TLGP, the FDIC guarantees newly issued senior unsecured debt issued on or before June 30, 2009 by FDICinsured depository institutions, U.S. bank holding companies and financial holding companies and certain U.S. savings and loan holding companies (FDIC-backed debt). The expiration date of the FDIC's guarantee is the earlier of the maturity date of the FDIC-backed debt or June 30, 2012. FDIC-backed debt is backed by the full faith and credit of the U.S. Government, but is still subject to interest rate and market risk.

Variable Rate and Amount Master Notes

Certain Portfolios may invest in variable amount master demand notes, obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and the Portfolios whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes.
Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Portfolio may invest in obligations which are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Portfolio may invest.

Zero-Coupon, Step-Up Coupon, and Pay-in-Kind Securities

These securities are debt securities that do not make regular cash interest payments. Zero-coupon securities are securities that make no periodic interest payments, but are instead sold at discounts from face value. Step-up coupon bonds are debt securities that may not pay interest for a specified period of time and then, after the initial period, may pay interest at a series of different rates. Pay-in-kind securities pay bondholders in more bonds instead of cash interest. If these securities do not pay current cash income, the market prices of these securities would generally be more volatile and likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities.

EQUITY SECURITIES

The following equity securities may be purchased by a Portfolio to the extent such purchase is consistent with the Portfolio's investment objective and strategies.

Common and Preferred Stocks Common stocks represent an equity (ownership) interest in a company. This ownership interest generally gives a Portfolio the right to vote on issues affecting the company's organization and operations. Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities. Common and preferred stock are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Portfolio's investment.
Real Estate/REIT Securities
Although the Portfolios will not invest directly in real estate, the Portfolios may invest in equity securities of issuers primarily engaged in or related to the real estate industry. Therefore, an investment in real estate investment trusts ("REITs") is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; changes in interest rates; and acts of terrorism, war or other acts of violence. To the extent that assets underlying the REITs' investments are concentrated geographically, by property type or in certain other respects, the REITs may be subject to certain of the foregoing risks to a greater extent. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the U.S. Internal Revenue Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.
Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.
Investments in mortgage-related securities involve certain risks, which are described under Mortgage-Related Securities, above, and in the Part A.

Initial Public Offerings
Smaller companies may offer initial public offerings which typically have additional risks including more limited product lines, markets and financial resources than larger, more seasoned companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

Smaller Company Securities
Investments in smaller capitalization companies carry greater risk than investments in larger capitalization companies. Smaller capitalization companies generally experience higher growth rates and higher failure rates than do larger capitalization companies; and the trading volume of smaller capitalization companies' securities is normally lower than that of larger capitalization companies and, consequently, generally has a disproportionate effect on market price (tending to make prices rise more in response to buying demand and fall more in response to selling pressure).
Securities owned by a Portfolio that are traded in the over-the-counter market or on a regional securities exchange may not be traded every day or in the volume typical of securities trading on a national securities exchange. As a result, disposition by a Portfolio of a portfolio security, to meet redemption requests by other investors or otherwise, may require the Portfolio to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time.
Investments in smaller, less seasoned issuers generally carry greater risk than is customarily associated with larger, more seasoned companies. Such issuers often have products and management personnel that have not been tested by time or the marketplace and their financial resources may not be as substantial as those of more established companies. Their securities (which a Portfolio may purchase when they are offered to the public for the first time) may have a limited trading market that can adversely affect their sale by a Portfolio and can result in such securities being priced lower than otherwise might be the case. If other institutional investors were to engage in trading this type of security, a Portfolio may be forced to dispose of its holdings in this type of security at prices lower than might otherwise be obtained in the absence of institutional trading in such security.

FOREIGN SECURITIES AND CURRENCY TRANSACTIONS

Emerging Market Securities
The Portfolios consider countries with emerging markets to include the following: (i) countries included in the MSCI Emerging Markets Index; and (ii) countries with low- to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World Bank). Additionally, the Portfolios consider the following countries to have emerging markets: Argentina, Brazil, Chile, China, the Czech Republic, Colombia, Indonesia, India, Malaysia, Mexico, the Philippines, Poland, Peru, Russia, Singapore, South Africa, Thailand, Taiwan, Turkey, and Venezuela. The Portfolios consider emerging market securities to be securities: (i) issued by companies with their principal place of business or principal office in an emerging market country; or (ii) issued by companies for which the principal securities trading market is an emerging market country. The adviser may invest in those emerging markets that have a relatively low gross national product per capita, compared to the world's major economies, and which exhibit potential for rapid economic growth. The adviser believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.
Equity securities of emerging market issuers may include common stock, preferred stocks (including convertible preferred stocks) and warrants, bonds, notes and debentures convertible into common or preferred stock, equity interests in foreign investment funds or trusts and real estate investment trust ("REIT") securities. The Portfolios may invest in American Depositary Receipts ("ADRs"), Canadian Depositary Receipts ("CDRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and International Depositary Receipts ("IDRs") of such issuers.
There are special risks involved in investing in emerging-market countries. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries may still have obsolete financial systems, economic problems or archaic legal systems. The currencies of certain emerging market countries, and therefore the value of securities denominated in such currencies, may be more volatile than currencies of developed countries. In addition, many of these nations are experiencing political and social uncertainties.
Furthermore, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory levels of taxation, political, social and monetary instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries. Amounts realized on foreign securities in which a Portfolio may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Applicable tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Portfolios would otherwise be subject.

Foreign Obligations and Securities

The Portfolios consider equity securities of foreign issuers (or foreign securities) to be equity securities: (1) issued by companies with their principal place of business or principal office, or both, as determined in our reasonable discretion, in a country, other than the U.S.; or (2) issued by companies for which the principal securities trading market is a country other than the U.S. Foreign company stocks may lose value or be more difficult to trade as a result of adverse changes in currency exchange rates or other developments in the issuer's home country. Concentrated investment by a Portfolio in any single country, especially a less developed country, would make such Portfolio's value more sensitive to economic, currency and regulatory changes within that country.
Investments in foreign obligations and securities include high-quality, short-term debt obligations of foreign issuers, including foreign branches of U.S. banks, U.S. branches of foreign banks, and short-term debt obligations of foreign governmental agencies and foreign companies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory levels of taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, obligations of issuers located in those countries. Amounts realized on certain foreign securities in which a Portfolio may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Portfolio would otherwise be subject.
Foreign securities include, among others, American Depositary Receipts (ADRs) and similar investments, including Canadian Depositary Receipts (CDRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), and International Depositary Receipts (IDRs). ADRs, CDRs, EDRs, GDRs, and IDRs are depositary receipts for foreign company stocks issued by a bank and held in trust at that bank, and which entitle the owner of such depositary receipts to any capital gains or dividends from the foreign company stocks underlying the depositary receipts. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.
Foreign securities also include securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies. Therefore, the Portfolios may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Because a Portfolio may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, it may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within the Portfolio from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by a wide range of political and economic factors, including the forces of supply and demand in the foreign exchange markets. The international balance of payments and other economic and financial conditions, government intervention and stability, speculation and other factors also affect exchange rates.
A Portfolio may engage in foreign currency transactions in order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions. If a fall in exchange rates for a particular currency is anticipated, a Portfolio may enter into a forward contract to protect against a decrease in the price of securities denominated in a particular currency a Portfolio intends to purchase. If it is anticipated that exchange rates will rise, a Portfolio may enter into a forward contract to protect against an increase in the price of securities denominated in a particular currency the Portfolio intends to purchase. These forward contracts will be used only as a hedge against anticipated currency rate changes. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.
Foreign currency transactions, such as forward foreign currency exchange contracts, are contracts for the future delivery of a specified currency at a specified time and at a specified price. These transactions differ from futures contracts in that they are usually conducted on a principal basis instead of through an exchange, and therefore there are no brokerage fees, margin deposits are negotiated between the parties, and the contracts are settled through different procedures. The Adviser considers on an ongoing basis the creditworthiness of the institutions with which the Portfolio enters into foreign currency transactions.
The use of foreign currency transactions involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of foreign currency transactions strategies also depends on the ability of the adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the adviser's judgment will be accurate. The use of foreign currency transactions also exposes a Portfolio to the general risks of investing in futures contracts, including: the risk of an illiquid market for the foreign currency transactions and the risk of adverse regulatory actions. Any of these events may cause a Portfolio to be unable to hedge its securities, and may cause a Portfolio to lose money on its investments in foreign currency transactions. The Portfolios will either cover a position in such a transaction or maintain, in a segregated account with their custodian bank, cash or high-grade marketable money market securities having an aggregate value equal to the amount of any such commitment until payment is made.

Participation Notes
The Portfolios may purchase participation notes, also known as participation certificates. Participation notes are issued by banks or broker-dealers and are designed to replicate the performance of foreign companies or foreign securities markets and can be used by a Portfolio as an alternative means to access the securities market of a country. The performance results of participation notes will not replicate exactly the performance of the foreign companies or foreign securities markets that they seek to replicate due to transaction and other expenses. Investments in participation notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. There can be no assurance that the trading price of participation notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. Participation notes are generally traded over-the-counter. Participation notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with the Portfolio. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, the counterparty, and the Portfolio is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security. Participation notes involve transaction cost. Participation notes may be illiquid and therefore subject to the Portfolio's percentage limitation for investments in illiquid securities. Participation notes offer a return linked to a particular underlying equity, debt or currency.
For temporary defensive purposes, the Portfolios may invest in fixed-income securities of non-U.S. governmental and private issuers. Such investments may include bonds, notes, debentures and other similar debt securities, including convertible securities.

OTHER INVESTMENTS AND TECHNIQUES

Borrowing

Money may be borrowed for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Portfolio might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings, but are not considered borrowings if the Portfolio maintains a segregated account.

Closed-End Investment Companies A Portfolio may invest in the securities of closed-end investment companies that invest primarily in foreign securities. Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for the Portfolio to invest in certain markets.
A Portfolio will invest in such companies when, in the adviser's judgment, the potential benefits of the investment justify the payment of any applicable premium or sales charge. Other investment companies incur their own fees and expenses.

Forward Commitments, When-Issued and Delayed-Delivery Transactions

Securities may be purchased or sold on a when-issued or delayed-delivery basis and contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time may also be made. Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date.

The Portfolios have a segregated account in which they may maintain cash, U.S. Government obligations or other highquality debt instruments in an amount at least equal in value to each Portfolio's commitments to purchase when-issued securities. If the value of these assets declines, a Portfolio will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is at least equal to the amount of such commitments.

Illiquid Securities

Securities not registered under the 1933 Act, and other securities subject to legal or other restrictions on resale may be less liquid than other investments and may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Portfolio. No Portfolio may invest or hold more than 15% (10% for the Short-Term Investment Portfolio) of its net assets in illiquid securities.

Loans of Portfolio Securities

Portfolio securities of a Portfolio may be loaned pursuant to guidelines approved by the Board to brokers, dealers and financial institutions, provided: (i) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, initially in an amount at least equal to 100% of the value of the loaned securities (which includes any accrued interest or dividends), with the borrower being obligated, under certain circumstances, to post additional collateral on a daily marked-to-market basis, all as described in further detail in the following paragraph; although the loans may not be fully supported at all times if, for example, the instruments in which cash collateral is invested decline in value or the borrower fails to provide additional collateral when required in a timely manner or at all; (ii) the Portfolio may at any time terminate the loan and request the return of the loaned securities upon sufficient prior notification; (iii) the Portfolio will receive any interest or distributions paid on the loaned securities; and (iv) the aggregate market value of loaned securities will not at any time exceed the limits established under the 1940 Act.
The following provides additional detail on the requirement described in (i) above. The market value of the collateral delivered in connection with a securities loan must be equal to at least 102% of the market value of any domestic securities loaned or 105% of the market value of any foreign securities loaned. The loaned securities are marked to market on a daily basis, and additional collateral is required to be paid to maintain coverage equal to at least 102% of the market value of domestic securities loaned, and at least 105% of the market value of foreign securities loaned, without taking into account any increase or decrease in the value of instruments in which cash collateral is invested. For loans of U.S. Government Securities, the initial collateral required is 102% of the market value of the loaned securities, but additional collateral is required only if the market value of the loaned securities increases such that the collateral coverage (without taking into account any increase or decrease in the value of instruments in which the cash collateral is invested) falls below 100% of the market value of the loaned securities.
For lending its securities, a Portfolio will earn either a fee payable by the borrower (on loans that are collateralized by U.S. Government securities or a letter of credit) or the income on instruments purchased with cash collateral (after payment of a rebate fee to the borrower and a portion of the investment revenue to the securities lending agent). Cash collateral is invested on behalf of the Portfolio by the Portfolio investment adviser in U.S. dollar-denominated short-term money market instruments that are permissible investments for the Portfolio and that, at the time of investment, are considered high-quality. Currently, cash collateral generated from securities lending is invested in shares of Wells Fargo Securities Lending Cash Investments, LLC (the "Cash Collateral Fund"). The Cash Collateral Fund is a Delaware limited liability company that is exempt from registration under the 1940 Act. The Cash Collateral Fund is managed by Funds Management and is sub-advised by Wells Capital Management. The Cash Collateral Fund is required to comply with the credit quality, maturity and other limitations set forth in Rule 2a-7 under the 1940 Act. The Cash Collateral Fund seeks to provide preservation of principal and daily liquidity by investing in high-quality, U.S. dollar-denominated short-term money market instruments. The Cash Collateral Fund may invest in securities with fixed, variable, or floating rates of interest. The Cash Collateral Fund seeks to maintain a stable price per share of $1.00, although there is no guarantee that this will be achieved. Income on shares of the Cash Collateral Fund is reinvested in shares of the Cash Collateral Fund. The investments of the Cash Collateral Fund are valued at amortized cost.
The investments purchased with cash collateral on behalf of each Portfolio currently include holdings in the securities of certain structured investment vehicles that, although considered high-quality, short-term money market instruments when originally purchased, are now in payment default or are otherwise impaired (the "Illiquid Investments"). The Illiquid Investments are not held in the Cash Collateral Fund, but rather are held in separate accounts on behalf of the respective Portfolios.
The net asset value of a Portfolio will be affected by an increase or decrease in the value of the securities loaned by it, and by an increase or decrease in the value of instruments purchased with cash collateral received by it. Thus, the current net asset value of each Portfolio reflects the current valuations assigned to both (1) shares of the Cash Collateral Fund held on behalf of such Portfolio and (ii) interests in Illiquid Securities held on behalf of such Portfolio. If a Portfolio elects to discontinue its participation in the securities lending program at a time when the Portfolio continues to hold an interest in the Illiquid Securities,the securities lending agent will seek to promptly liquidate the Portfolio's investment in the Cash Collateral Fund, as well the Portfolio's investments in the Illiquid Securities. In such an event, the securities lending agent may not be able to dispose of the Illiquid Securities at an acceptable price or at all, and in such case may require the Portfolio to take a distribution of the Illiquid Securities in kind and/or realize a loss on the disposition of the Illiquid Securities.
Loans of securities involve a risk that the borrower may fail to return the securities when due or when recalled by a Portfolio or may fail to provide additional collateral when required. In either case, a Portfolio could experience delays in recovering securities or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, loans may be recalled at any time and generally will be recalled if a material event affecting the investment is expected to be presented to a shareholder vote, so that the securities may be voted by the Portfolio.
Each lending Portfolio pays a portion of the income (net of rebate fees) or fees earned by it from securities lending to a securities lending agent. Goldman Sachs Bank USA, an unaffiliated third party doing business as Goldman Sachs Agency Lending, currently acts as securities lending agent for the Portfolios subject to the overall supervision of the Portfolio' investment adviser.

Other Investment Companies

A Portfolio may invest in shares of other open-end and closed-end management investment companies up to the limits prescribed in Section 12(d) under the 1940 Act, subject to the portfolio's non-fundamental investment policies. Currently, under the 1940 Act, a portfolio that invests directly in a portfolio of securities is limited to, subject to certain exceptions: (i) 3% of the total voting stock of any one investment company; (ii) 5% of such portfolio's total assets with respect to any one investment company; and (iii) 10% of such portfolio's total assets. Other investment companies in which the Portfolio invests can be expected to charge fees for operating expenses, such as advisory and administration fees, that would be in addition to those charged by the Portfolio.
Other investment companies may include exchange-traded funds ("ETFs"), which are shares of publicly traded unit investment trusts, open-end funds or depositary receipts that seek to track the performance of specific indexes or companies in related industries. ETFs generally are subject to the same risks as the underlying securities the ETFs are designed to track and to the risks of the specific sector or industry tracked by the ETF. ETFs also are subject to the risk that their prices may not totally correlate to the prices of the underlying securities the ETFs are designed to track and the risk of possible trading halts due to market conditions or for other reasons. Although ETFs that track broad market indexes are typically large and their shares are fairly liquid, ETFs that track more specific indexes tend to be newer and smaller, and all ETFs have limited redemption features. Pursuant to certain exemptive relief granted by the SEC, the Portfolios' investments in certain ETFs may exceed certain of the limits described above.
Under the 1940 Act and rules and regulations thereunder, a Portfolio may purchase shares of other affiliated Portfolios, subject to certain conditions. Investing in affiliated Portfolios may present certain actual or potential conflicts of interest.
iShares. iShares Trust and iShares, Inc. ("iShares") are registered investment companies that consist of numerous separate series (each, an "iShares Fund"), each of which seeks investment results similar to the performance of a single stock market or of a group of stock markets in a single geographic location. iShares combine characteristics of stocks with those of index funds. Like stocks, iShares are liquid and can be traded in any number of shares; like index funds, they provide diversification and market tracking. iShares trade on the American Stock Exchange, the Chicago Board of Options Exchange and the New York Stock Exchange in the same way as shares of a publicly held company.

Private Placement and other Restricted Securities Private placement securities are not registered under the 1933 Act. Private placements often may offer attractive opportunities for investment not otherwise available on the open market. However, private placement and other "restricted" securities typically cannot be resold without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144 or 144A (a "Rule 144A Security")), and may not be readily marketable.
Private placement and other restricted securities typically may be resold only to qualified institutional buyers, or in a privately negotiated transaction, or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Investing in private placement and other restricted securities is subject to certain additional risks. They may be considered illiquid securities as they typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Portfolio could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held and traded. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing a Portfolio's net asset value due to the absence of an active trading market. Delay or difficulty in selling such securities may result in a loss to a Portfolio. Restricted securities, including Rule 144A Securities, that are "illiquid" are subject to a Portfolio's policy of not investing or holding more than 15% of its net assets in illiquid securities. The adviser will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Portfolio on a case-by-case basis and will consider the following factors, among others, in its evaluation: (i) the frequency of trades and quotes for the Rule 144A Security; (ii) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (iii) dealer undertakings to make a market in the Rule 144A Security; and (iv) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer). The adviser will apply a similar process to evaluating the liquidity characteristics of other restricted securities. There can be no assurance that a restricted security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by a Portfolio.

Repurchase Agreements

Repurchase agreements are agreements wherein the seller of a security to a Portfolio agrees to repurchase that security from a Portfolio at a mutually agreed upon time and price. All repurchase agreements will be fully "collateralized," as defined under the 1940 Act. A Portfolio may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Portfolio. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. Repurchase agreements generally are subject to counterparty risk. If the seller defaults and the value of the underlying securities has declined, a Portfolio may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, a Portfolio's disposition of the underlying securities may be delayed or limited.
A Portfolio may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Portfolio's net assets would be invested in repurchase agreements with maturities of more than seven days, and other illiquid securities. A Portfolio will only enter into repurchase agreements with broker-dealers and commercial banks that meet guidelines established by the Board and that are not affiliated with the Portfolio's adviser. The Portfolios may participate in pooled repurchase agreement transactions with other funds advised by the adviser.

Reverse Repurchase Agreements

A reverse repurchase agreement is an agreement under which a Portfolio sells a portfolio security and agrees to repurchase it at an agreed-upon date and price. At the time a Portfolio enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Portfolio may decline below the price at which a Portfolio is obligated to repurchase the securities. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Portfolio's use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Portfolio's obligation to repurchase the securities. Reverse repurchase agreements may be viewed as a form of borrowing.

Short Sales

A short sale is a transaction in which a Portfolio sells a security it does not own in anticipation of a decline in market price. When a Portfolio makes a short sale, the proceeds it receives are retained by the broker until a Portfolio replaces the borrowed security. In order to deliver the security to the buyer, a Portfolio must arrange through a broker to borrow the security and, in so doing, a Portfolio becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. Short sales "against the box" means that a Portfolio owns the securities, which are placed in a segregated account until the transaction is closed out, or has the right to obtain securities equivalent in kind and amount to the securities sold short. A Portfolio's ability to enter into short sales transactions is limited by the requirements of the 1940 Act.
Short sales by a Portfolio that are not made "against the box" are limited to transactions in futures and options. Such transactions create opportunities to increase a Portfolio's return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since a Portfolio in effect profits from a decline in the price of the futures or options sold short without the need to invest the full purchase price of the futures or options on the date of the short sale, a Portfolio's NAV per share will tend to increase more when the futures or options it has sold short decrease in value, and to decrease more when the futures or options it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of futures or options sold short may continuously increase, although a Portfolio may mitigate such losses by replacing the futures or options sold short before the market price has increased significantly. Under adverse market conditions, a Portfolio might have difficulty purchasing futures or options to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.
If a Portfolio makes a short sale "against the box," a Portfolio would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Portfolio's decision to make a short sale "against the box" may be a technique to hedge against market risks when the investment manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Portfolio or a security convertible into or exchangeable for such security. In such case, any future losses in the Portfolio's long position would be reduced by a gain in the short position. Short sale transactions may have adverse tax consequences to the Portfolio and its Interestholders.
In the view of the SEC, a short sale involves the creation of a "senior security" as such term is defined under the 1940 Act, unless the sale is "against the box" and the securities sold are placed in a segregated account (not with the broker), or unless the Portfolio's obligation to deliver the securities sold short is "covered" by segregating (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.
To avoid limitations under the 1940 Act on borrowing by investment companies, all short sales by a Portfolio will be "against the box," or the Portfolio's obligation to deliver the futures or options sold short not "against the box" will be "covered" by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the market value of its delivery obligation. A Portfolio will not make short sales of futures or options not "against the box" or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Portfolio's total assets.

Warrants

Warrants are instruments, typically issued with preferred stock or bonds, that give the holder the right to purchase a given number of shares of common stock at a specified price, usually during a specified period of time. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant's issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer. Warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the common stock to rise. A warrant becomes worthless if it is not exercised within the specified time period.

ITEM 17. MANAGEMENT OF THE TRUST

The following information supplements, and should be read in conjunction with, the section in Part A entitled "Management, Organization and Capital Structure."

General

The following table provides basic information about the Trustees and Officers of the Trust. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds which consists of, as of May 31, 2011, 149 series comprising the Trust, Wells Fargo Funds Trust, Wells Fargo Variable Trust and four closed-end funds (collectively the "Fund Complex" or the "Trusts"). The business address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust's retirement policy at the end of the calendar year in which a Trustee turns 75.

Information for the Trustees, all of whom are not "interested" persons of the Trust, as that term is defined under the 1940 Act ("Independent Trustees"), appears below. In addition to the Officers listed below, the Portfolios have appointed an Anti-Money Laundering Compliance Officer.

Name and Year of Birth	Position Held with Registrant/Length of Service[1]	Principal Occupation(s) During Past 5 Years	Other Public Company or Investment Company Directorships
INDEPENDENT TRUSTEES[2]
Peter G. Gordon (Born 1942)	Trustee, since 1998, Chairman, since 2005 (Lead Trustee since 2001)	Co-Founder, Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009

Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.

CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008

Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, a certified public accountant and a certified managerial accountant.

Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010

Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.

Virtus Fund Complex (consisting of 45 portfolios as of 12/31/10); Diversapack Co. (packaging company); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009

James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Co-Director of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.

Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006

International Foundation of Employee Benefit Plans Professor and Chair of the Department of Insurance and Risk Management, Wharton School of the University of Pennsylvania since 1993. Director of Wharton's Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.

Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996

President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.

Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010

Currently serves on the Investment Company Institute's Board of Governors and Executive Committee as well the Independent Director's Counsel Board of Governors and Executive Committee. Former Chairman of the Independent Directors Counsel. Trustee of the Evergreen Funds from 1984 to 2010. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).

Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996

Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010.

Asset Allocation Trust
1	Length of service dates reflect the Trustee's commencement of service with the Trust's predecessor entities, where applicable.
2	On July 9, 2010, Mr. Michael S. Scofield and Mr. Leroy Keith, Jr., former Trustees of the Evergreen funds, joined the Board of Trustees of the Trust. Mr. Scofield and Mr. Keith each served as Trustees of the Evergreen fund family for over 25 years.

Name and Year of Birth	Position Held with Registrant/Length of Service	Principal Occupation(s) During Past 5 Years
OFFICERS
Karla M. Rabusch (Born 1959)	President, since 2003

Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.

David Berardi (Born 1975)	Assistant Treasurer, since 2009

Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009

Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Assistant Vice President, Evergreen Investment Services, Inc. from 2000 to 2004 and the head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007

Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

Kasey Phillips (Born 1970)	Treasurer, since 2009

Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010. Vice President and Assistant Vice President of Evergreen Investment Services, Inc. from 1999 to 2006.

The Trust's Declaration of Trust does not set forth any specific qualifications to serve as a Trustee other than that no person shall stand for initial election or appointment as a Trustee if such person has already reached the age of 72. The Charter of the Governance Committee also does not set forth any specific qualifications, but does set forth certain factors that the Committee may take into account in considering Trustee candidates and a process for evaluating potential conflicts of interest, which identifies certain disqualifying conflicts. None of the current Trustees is an "interested person" of the Trust as that term is defined in the 1940 Act.
Among the attributes or skills common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, Funds Management, sub-advisers, other service providers, counsel and the independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee's ability to perform his or her duties effectively has been attained through the Trustee's business, consulting, public service and/or academic positions and through experience from service as a board member of the Trust and the other Trusts in the Fund Complex (and/or in other capacities, including for any predecessor funds), public companies, or non-profit entities or other organizations as set forth below. Each Trustee's ability to perform his or her duties effectively also has been enhanced by his or her educational background, professional training, and/or other life experiences.
Peter G. Gordon. Mr. Gordon has been a Trustee since 1998, Chairman of the Board of Trustees since 2005, the Lead Independent Trustee from 2001 through 2005, and Chairman of the Governance Committee since 2005, with respect to all of the Trusts in the Fund Complex. In addition, he has over 30 years of executive and business experience as the co-founder, Chairman, President and CEO of Crystal Geyser Water Company.
Isaiah Harris, Jr. Mr. Harris has served as a Trustee of the Trusts in the Fund Complex since 2009 and was an Advisory Board Member from 2008 to 2009. He has been the Chairman of the Board of CIGNA Corporation since 2009, and has been a director of CIGNA Corporation since 2005. He also has been a director of Deluxe Corporation since 2003. As a director of these and other public companies, he has served on board committees, including Governance, Audit and Compensation Committees. Mr. Harris served in senior executive positions, including as president, chief executive officer, vice president of finance and/or chief financial officer, of operating companies for approximately 20 years.
Judith M. Johnson. Ms. Johnson has served as a Trustee of the Trusts in the Fund Complex since 2008 and as Chair of the Audit Committee since 2009. She served as the Chief Executive Officer and Chief Investment Officer of the Minneapolis Employees Retirement Fund for twelve years until her retirement in 2008. Ms. Johnson is a licensed attorney, as well as a certified public accountant and a certified managerial accountant. Ms. Johnson has been determined by the Board to be an audit committee financial expert as such term is defined in the applicable rules of the SEC.
Leroy Keith, Jr. Mr. Keith has served as a Trustee of the Trusts in the Fund Complex since 2010. He previously served as a Trustee of the Evergreen fund complex since 1983. He is a Trustee of the Virtus fund complex, Former Managing Director of Almanac Capital Management, Director of Diversapack Co., Former Partner of Stonington Partners, Inc. and Former Director of Obagi Medical Products, Inc. He is also Chairman of Bloc Global Services, a development and constructions firm.
David F. Larcker. Mr. Larcker has served as a Trustee of the Trusts in the Fund Complex since 2009 and was an Advisory Board Member from 2008 to 2009. Mr. Larcker is the James Irvin Miller Professor of Accounting at the Graduate School of Business of Stanford University. He is also the Director of the Corporate Governance Research Program and Co-director of The Rock Center for Corporate Governance at Stanford University. He has been a professor of accounting for over 30 years. He has written numerous articles on a range of topics, including managerial accounting, financial statement analysis and corporate governance.
Olivia S. Mitchell. Ms. Mitchell has served as a Trustee of the Trusts in the Fund Complex since 2006. Ms. Mitchell is Department Chair and Professor, Department of Insurance and Risk Management, and International Foundation of Employee Benefit Plans Professor at the Wharton School of the University of Pennsylvania. She also serves in senior positions with academic and policy organizations that conduct research on pensions, retirement, insurance and related topics, including as Executive Director of the Pension Research Council and Director of the Boettner Center on Pensions and Retirement Research, both of the University of Pennsylvania. She has been a professor of economics, insurance and risk management for over 30 years. She has written numerous articles and books on a range of topics, including retirement risk management, private and social insurance, and health and retirement analysis and policy.
Timothy J. Penny. Mr. Penny has been a Trustee of the Trusts in the Fund Complex and their predecessor funds since 1996. He has been President and CEO of Southern Minnesota Initiative Foundation since 2007 and a Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. He also serves as a member of the board of another non-profit organization. Mr. Penny was a member of the U.S. House of Representatives for 12 years representing Southeastern Minnesota's First Congressional District.
Michael S. Scofield. Mr. Scofield has served as a Trustee of the Trusts in the Fund Complex since 2010. He currently serves on the Investment Company Institute's Board of Governors and Executive Committee. Mr. Scofield previously served as a Trustee of the Evergreen fund complex since 1984, where he served as Chairman of the Board. He also served as a member and former chairman of the Independent Directors Counsel, an organization dedicated to serving the independent investment company director community, and other leadership positions in the investment company industry. He previously worked as an attorney with the Law Offices of Michael S. Scofield. He was formerly Director and Chairman of Branded Media Corporation, a multi-media branding company.
Donald C. Willeke. Mr. Willeke has been a Trustee of the Trusts in the Fund Complex and their predecessor funds since 1996. He is an attorney in private practice and served as General Counsel of the Minneapolis Employees Retirement Fund for more than 25 years.

Board of Trustees - Leadership Structure and Oversight Responsibilities
Overall responsibility for oversight of the Trust and the Portfolios rests with the Board of Trustees. The Board has engaged Funds Management to manage the Portfolios on a day-to day basis. The Board is responsible for overseeing Funds Management and other service providers in the operation of the Trust in accordance with the provisions of the 1940 Act, applicable provisions of Delaware law, other applicable laws and the Portfolio's charter. The Board is currently composed of nine members, each of whom is an Independent Trustee. The Board currently conducts regular meetings five times a year. In addition, the Board frequently holds special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.
The Board has appointed an Independent Trustee to serve in the role of Chairman. The Chairman's role is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. In order to assist the Chairman in maintaining effective communications with the other Trustees and Funds Management, the Board has appointed a Chair Liaison to work with the Chairman to coordinate Trustee communications and to assure timely responses to Trustee inquiries, board governance and fiduciary matters. The Chair Liaison serves for a one-year term, which may be extended with the approval of the Board. Except for any duties specified herein or pursuant to the Trust's charter document, the designation of Chairman or Chair Liaison does not impose on such Independent Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board generally.
The Board also has established a Governance Committee and an Audit Committee to assist the Board in the oversight and direction of the business and affairs of the Trust, and from to time may establish informal working groups to review and address the policies and practices of the Trust with respect to certain specified matters. Additionally, the Board has established investment teams to review in detail the performance of each of the Portfolios, in light of each Portfolio's investment objectives and strategies, to meet with portfolio managers, and to report back to the full Board. The Board occasionally engages independent consultants to assist it in evaluating initiatives or proposals. The Board believes that the Board's current leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees of Trustees and the full Board in a manner that enhances effective oversight. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.
The Portfolios and Trusts are subject to a number of risks, including investment, compliance, operational, and valuation risks, among others. Day-to-day risk management functions are subsumed within the responsibilities of Funds Management, the subadvisers and other service providers (depending on the nature of the risk), who carry out the Portfolios' investment management and business affairs. Each of Funds Management, the sub-advisers and other service providers have their own, independent interest in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their individual priorities, resources and controls.
Risk oversight forms part of the Board's general oversight of the Portfolios and Trusts and is addressed as part of various Board and Committee activities. The Board recognizes that it is not possible to identify all of the risks that may affect a Portfolio or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the Trusts, the Board, directly or through a Committee, interacts with and reviews reports from, among others, Funds Management, subadvisers, the Chief Compliance Officer of the Portfolios, the independent registered public accounting firm for the Portfolios, and internal auditors for Funds Management or its affiliates, as appropriate, regarding risks faced by the Portfolios and relevant risk functions. The Board, with the assistance of its investment teams, reviews investment policies and risks in connection with its review of the Portfolios' performance. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Portfolios' compliance program and reports to the Board regarding compliance matters for the Portfolios and their principal service providers. In addition, as part of the Board's periodic review of the Portfolios' advisory, subadvisory and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. With respect to valuation, the Board oversees a management valuation team comprised of officers of Funds Management, has approved and periodically reviews valuation policies applicable to valuing the Portfolio shares and has established a valuation committee of Trustees. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

Committees.

As noted above, the Board has established a standing Governance Committee, a standing Audit Committee and a standing Valuation Committee to assist the Board in the oversight and direction of the business and affairs of the Trust. Each such Committee operates pursuant to a charter approved by the Board and is chaired by an Independent Trustee. Each Independent Trustee is a member of the Trust's Governance Committee, Audit Committee and Valuation Committee.

(1) Governance Committee. Whenever a vacancy occurs on the Board, the Governance Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act. Generally, the Governance Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust's management. Pursuant to the Trust's charter document, only Independent Trustees may nominate and select persons to become Independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act. The Governance Committee meets only as necessary and met twice during the May Portfolios' most recently completed fiscal year. Peter Gordon serves as the chairman of the Governance Committee.

The Governance Committee has adopted procedures by which a shareholder may properly submit a nominee recommendation for the Committee's consideration, which are set forth in the Trusts' Governance Committee Charter. The shareholder must submit any such recommendation (a "Shareholder Recommendation") in writing to the Trust, to the attention of the Trust's Secretary, at the address of the principal executive offices of the Trust. The Shareholder Recommendation must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than forty-five calendar days nor more than seventy-five calendar days prior to the date of the Governance Committee meeting at which the nominee would be considered. The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address, and nationality of the person recommended by the shareholder (the "candidate"), (B) the series (and, if applicable, class) and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d),
 (e), and (f ) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), adopted by the SEC (or the corresponding provisions of any regulation or rule subsequently adopted by the SEC or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an "interested person" of the Trust (as defined in the 1940 Act) and, if not an "interested person," information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder's name as it appears on the Trust's books; (iv) the series (and, if applicable, class) and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Governance Committee may require the candidate to interview in person or furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust. The Governance Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board.

The Governance Committee may from time-to-time propose nominations of one or more individuals to serve as members of an "advisory board," as such term is defined in Section 2(a)(1) of the 1940 Act ("Advisory Trustees"). An individual may be eligible to serve as an Advisory Trustee only if that individual meets the requirements to be a "non-interested" Trustee under the 1940 Act and does not otherwise serve the Trust in any other capacity. Any Advisory Trustee shall serve at the pleasure of the Board and may be removed, at any time, with or without cause, by the Board. An Advisory Trustee may be nominated and elected as a Trustee, at which time he or she shall cease to be an Advisory Trustee. Advisory Trustees shall perform solely advisory functions. Unless otherwise specified by the Committee or the Board, Advisory Trustees are invited to attend meetings of the Board and all committees of the Board. Advisory Trustees shall participate in meeting discussions but do not have a vote upon any matter presented to the Board or any committee of the Board, nor do they have any power or authority to act on behalf of or to bind the Board, any committee of the Board or the Trust. Advisory Trustees shall not have any responsibilities or be subject to any liabilities imposed upon Trustees by law or otherwise. Advisory Trustees shall be entitled, to the maximum extent permitted by law, to be indemnified by the Trust and shall be covered by any liability insurance coverage that extends to Trustees and officers of the Trust. Advisory Trustees shall be paid the same meeting fees payable to Trustees and shall have their expenses reimbursed in accordance with existing Board expense reimbursement policies. Advisory Trustees shall not receive any retainer fees.

(2) Audit Committee. The Audit Committee oversees the May Portfolios' accounting and financial reporting policies and practices, reviews the results of the annual audits of the February Portfolios' financial statements, and interacts with the February Portfolios' independent registered public accounting firm on behalf of the full Board. The Audit Committee operates pursuant to a separate charter, and met five times during the May Portfolios' most recently completed fiscal year. Judith M. Johnson serves as the chairperson of the Audit Committee.

(3) Valuation Committee. The Board has delegated to the Valuation Committee the authority to take any necessary or appropriate action and address any issues regarding the valuation of Fund portfolio securities under the Trust's valuation procedures, including determining the fair value of securities between Board regularly scheduled meetings in instances where that determination has not otherwise been delegated to the valuation team ("Management Valuation Team") of Funds Management. The Board considers for ratification at each quarterly meeting any valuation actions taken by the Valuation Committee or the Management Valuation Team during the previous quarter that require ratification. Any one member of the Valuation Committee may constitute a quorum for a meeting of the committee. The Valuation Committee did not meet during the May Portfolios' most recently completed fiscal year.

The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other member of the Fund Complex. The Trust's officers are not compensated by the Trust for their services. For the fiscal year ended May 31, 2011, the Trustees received the following compensation from the May Portfolios:

Trustee Compensation
Trustee	Fund	Aggregate Compensation From the Portfolio	Total Compensation from the Wells Fargo Fund Complex[1]
Peter G. Gordon	Inflation Protected Bond Portfolio	$1,748	$260,500
	Managed Fixed Income Portfolio	$1,748
	Stable Income Portfolio	$1,748
	Total Return Bond Portfolio	$1,748
Isaiah Harris, Jr.	Inflation Protected Bond Portfolio	$1,463	$218,000
	Managed Fixed Income Portfolio	$1,463
	Stable Income Portfolio	$1,463
	Total Return Bond Portfolio	$1,463
Judith M. Johnson	Inflation Protected Bond Portfolio	$1,614	$240,500
	Managed Fixed Income Portfolio	$1,614
	Stable Income Portfolio	$1,614
	Total Return Bond Portfolio	$1,614
Dr. Leroy Keith, Jr.[2]	Inflation Protected Bond Portfolio	$1,138	$169,554
	Managed Fixed Income Portfolio	$1,138
	Stable Income Portfolio	$1,138
	Total Return Bond Portfolio	$1,138
David F. Larcker	Inflation Protected Bond Portfolio	$1,383	$206,000
	Managed Fixed Income Portfolio	$1,383
	Stable Income Portfolio	$1,383
	Total Return Bond Portfolio	$1,383
Olivia S. Mitchell	Inflation Protected Bond Portfolio	$1,463	$218,000
	Managed Fixed Income Portfolio	$1,463
	Stable Income Portfolio	$1,463
	Total Return Bond Portfolio	$1,463
Timothy J. Penny	Inflation Protected Bond Portfolio	$1,503	$224,000
	Managed Fixed Income Portfolio	$1,503
	Stable Income Portfolio	$1,503
	Total Return Bond Portfolio	$1,503
Michael S. Scofield[2]	Inflation Protected Bond Portfolio	$1,010	$150,478
	Managed Fixed Income Portfolio	$1,010
	Stable Income Portfolio	$1,010
	Total Return Bond Portfolio	$1,010
Donald C. Willeke	Inflation Protected Bond Portfolio	$1,463	$218,000
	Managed Fixed Income Portfolio	$1,463
	Stable Income Portfolio	$1,463
	Total Return Bond Portfolio	$1,463
1	Includes Trustee compensation received from other funds within the entire Fund Complex (consisting of 149 funds) as of the fiscal year end May 31, 2011.
2	On July 9, 2010, Mr. Michael S. Scofield and Mr. Leroy Keith, Jr., former Trustees of the Evergreen funds, joined the Board of Trustees of the Trust. Mr. Scofield and Mr. Keith each served as Trustees of the Evergreen fund family for over 25 years.

Trustee Compensation
Trustee	Fund	Aggregate Compensation From the Portfolio[1]	Total Compensation from the Wells Fargo Fund Complex2,[3]
Peter G. Gordon	C&B Large Cap Value Portfolio	$1,342	$200,000
	Diversified Large Cap Growth Portfolio	$1,342
	Emerging Growth Portfolio	$1,342
	Equity Value Portfolio	$1,342
	Index Portfolio	$1,342
	International Equity Portfolio	$1,342
	International Growth Portfolio	$1,342
	International Index Portfolio	$1,342
	International Value Portfolio	$1,342
	Large Company Value Portfolio	$1,342
	Small Cap Value Portfolio	$1,342
	Small Company Growth Portfolio	$1,342
	Small Company Value Portfolio	$1,342
Isaiah Harris, Jr.	C&B Large Cap Value Portfolio	$1,124	$167,500
	Diversified Large Cap Growth Portfolio	$1,124
	Emerging Growth Portfolio	$1,124
	Equity Value Portfolio	$1,124
	Index Portfolio	$1,124
	International Equity Portfolio	$1,124
	International Growth Portfolio	$1,124
	International Index Portfolio	$1,124
	International Value Portfolio	$1,124
	Large Company Value Portfolio	$1,124
	Small Cap Value Portfolio	$1,124
	Small Company Growth Portfolio	$1,124
	Stable Income Portfolio	$1,124
Judith M. Johnson	C&B Large Cap Value Portfolio	$1,242	$185,000
	Diversified Large Cap Growth Portfolio	$1,242
	Emerging Growth Portfolio	$1,242
	Equity Value Portfolio	$1,242
	Index Portfolio	$1,242
	International Equity Portfolio	$1,242
	International Growth Portfolio	$1,242
	International Index Portfolio	$1,242
	International Value Portfolio	$1,242
	Large Company Value Portfolio	$1,242
	Small Cap Value Portfolio	$1,242
	Small Company Growth Portfolio	$1,242
	Small Company Value Portfolio	$1,242
Leroy Keith, Jr.[4]	C&B Large Cap Value Portfolio	$1,078	$160,554
	Diversified Large Cap Growth Portfolio	$1,078
	Emerging Growth Portfolio	$1,078
	Equity Value Portfolio	$1,078
	Index Portfolio	$1,078
	International Equity Portfolio	$1,078
	International Growth Portfolio	$1,078
	International Index Portfolio	$1,078
	International Value Portfolio	$1,078
	Large Company Value Portfolio	$1,078
	Small Cap Value Portfolio	$1,078
	Small Company Growth Portfolio	$1,078
	Small Company Value Portfolio	$1,078
David F. Larcker	C&B Large Cap Value Portfolio	$1,054	$157,000
	Diversified Large Cap Growth Portfolio	$1,054
	Emerging Growth Portfolio	$1,054
	Equity Value Portfolio	$1,054
	Index Portfolio	$1,054
	International Equity Portfolio	$1,054
	International Growth Portfolio	$1,054
	International Index Portfolio	$1,054
	International Value Portfolio	$1,054
	Large Company Value Portfolio	$1,054
	Small Cap Value Portfolio	$1,054
	Small Company Growth Portfolio	$1,054
	Small Company Value Portfolio	$1,054
Olivia S. Mitchell	C&B Large Cap Value Portfolio	$1,124	$167,500
	Diversified Large Cap Growth Portfolio	$1,124
	Emerging Growth Portfolio	$1,124
	Equity Value Portfolio	$1,124
	Index Portfolio	$1,124
	International Equity Portfolio	$1,124
	International Growth Portfolio	$1,124
	International Index Portfolio	$1,124
	International Value Portfolio	$1,124
	Large Company Value Portfolio	$1,124
	Small Cap Value Portfolio	$1,124
	Small Company Growth Portfolio	$1,124
	Small Company Value Portfolio	$1,124
Timothy J. Penny	C&B Large Cap Value Portfolio	$1,154	$172,000
	Diversified Large Cap Growth Portfolio	$1,154
	Emerging Growth Portfolio	$1,154
	Equity Value Portfolio	$1,154
	Index Portfolio	$1,154
	International Equity Portfolio	$1,154
	International Growth Portfolio	$1,154
	International Index Portfolio	$1,154
	International Value Portfolio	$1,154
	Large Company Value Portfolio	$1,154
	Small Cap Value Portfolio	$1,154
	Small Company Growth Portfolio	$1,154
	Small Company Value Portfolio	$1,154
Michael S. Scofield[4]	C&B Large Cap Value Portfolio	$950	$141,478
	Diversified Large Cap Growth Portfolio	$950
	Emerging Growth Portfolio	$950
	Equity Value Portfolio	$950
	Index Portfolio	$950
	International Equity Portfolio	$950
	International Growth Portfolio	$950
	International Index Portfolio	$950
	International Value Portfolio	$950
	Large Company Value Portfolio	$950
	Small Cap Value Portfolio	$950
	Small Company Growth Portfolio	$950
	Small Company Value Portfolio	$950
Donald C. Willeke	C&B Large Cap Value Portfolio	$1,124	$167,500
	Diversified Large Cap Growth Portfolio	$1,124
	Emerging Growth Portfolio	$1,124
	Equity Value Portfolio	$1,124
	Index Portfolio	$1,124
	International Equity Portfolio	$1,124
	International Growth Portfolio	$1,124
	International Index Portfolio	$1,124
	International Value Portfolio	$1,124
	Large Company Value Portfolio	$1,124
	Small Cap Value Portfolio	$1,124
	Small Company Growth Index	$1,124
	Small Company Value Index	$1,124
1	The Trustee compensation figures shown herein are for the period from October 1, 2010 to May 31, 2011 due to a change in fiscal year end from September 30 to May 31 for each Fund listed in this table.
2	Includes Trustee ownership in shares of other funds within the entire Fund Complex (consisting of 149 funds) as of May 31, 2011. The Trustee compensation figures shown herein are for the period from October 1, 2010 to May 31, 2011 due to a change in fiscal year end from September 30 to May 31 for each Fund listed in this table.
3	Includes Trustee compensation received from other funds within the entire Fund Complex (consisting of 149 funds) as of the fiscal year end May 31, 2011.
4	Messrs. Scofield and Keith joined the Board of Trustees of the Trust on July 9, 2010.

For the fiscal year ended February 28, 2011, the Trustees received the following compensation from the February Portfolios:

Trustee Compensation
Trustee	Fund	Aggregate Compensation From the Portfolio	Total Compensation from the Wells Fargo Fund Complex
Peter G. Gordon	Diversfied Fixed Income Portfolio	$1,643	$249,750
	Diversified Stock Portfolio	$1,643
	Short-Term Investment Portfolio	$1,643
Isaiah Harris, Jr.	Diversified Fixed Income Portfolio	$1,372	$208,500
	Diversified Stock Portfolio	$1,372
	Short-Term Investment Portfolio	$1,372
Judith M. Johnson	Diversified Fixed Income Portfolio	$1,512	$229,750
	Diversified Stock Portfolio	$1,512
	Short-Term Investment Portfolio	$1,512
Leroy Keith, Jr.[1]	Diversified Fixed Income Portfolio	$691	$105,054
	Diversified Stock Portfolio	$691
	Short-Term Investment Portfolio	$691
David F. Larcker	Diversified Fixed Income Portfolio	$1,352	$205,500
	Diversified Stock Portfolio	$1,352
	Short-Term Investment Portfolio	$1,352
Olivia S. Mitchell	Diversified Fixed Income Portfolio	$1,372	$208,500
	Diversified Stock Portfolio	$1,372
	Short-Term Investment Portfolio	$1,372
Timothy J. Penny	Diversified Fixed Income Portfolio	$1,411	$214,500
	Diversified Stock Portfolio	$1,411
	Short-Term Investment Portfolio	$1,411
Michael S. Scofield[2]	Diversified Fixed Income Portfolio	$566	$85,978
	Diversified Stock Portfolio	$566
	Short-Term Investment Portfolio	$566
Donald C. Willeke	Diversified Fixed Income Portfolio	$1,372	$208,500
	Diversified Stock Portfolio	$1,372
	Short-Term Investment Portfolio	$1,372
1	Messrs. Scofield and Keith joined the Board of Trustees of the Trust on July 9, 2010.

Beneficial Equity Ownership Information. As of the calendar year ended December 31, 2010, the Trustees, the Advisory Board Members and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the dollar value of Portfolio equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: $0; $1-$10,000; $10,001-$50,000; $50,001-$100,000; and over $100,000.

Beneficial Equity Ownership
Trustee	Fund	Dollar Range of Investment in Portfolio	Aggregate Dollar Range of Equity Securities of Fund Complex[1]
Peter G. Gordon	C&B Large Cap Value Portfolio	$0	Over $100,000
	Diversified Fixed Income Portfolio	$0
	Diversified Large Cap Growth Portfolio	$0
	Diversified Stock Portfolio	$0
	Emerging Growth Portfolio	$0
	Equity Value Portfolio	$0
	Index Portfolio	$0
	Inflation Protected Bond Portfolio	$0
	International Equity Portfolio	$0
	International Growth Portfolio	$0
	International Index Portfolio	$0
	International Value Portfolio	$0
	Large Company Value Portfolio	$0
	Managed Fixed Income Fund	$0
	Short-Term Investment Portfolio	$0
	Small Cap Value Portfolio	$0
	Small Company Growth Portfolio	$0
	Small Company Value Portfolio	$0
	Stable Income Portfolio	$0
	Total Return Bond Portfolio	$0
Isaiah Harris, Jr.	C&B Large Cap Value Portfolio	$0	Over $100,000
	Diversified Fixed Income Portfolio	$0
	Diversified Large Cap Growth Portfolio	$0
	Diversified Stock Portfolio	$0
	Emerging Growth Portfolio	$0
	Equity Value Portfolio	$0
	Index Portfolio	$0
	Inflation Protected Bond Portfolio	$0
	International Equity Portfolio	$0
	International Growth Portfolio	$0
	International Index Portfolio	$0
	International Value Portfolio	$0
	Large Company Value Portfolio	$0
	Managed Fixed Income Portfolio	$0
	Short-Term Investment Portfolio	$0
	Small Cap Value Portfolio	$0
	Small Company Growth Portfolio	$0
	Small Company Value Portfolio	$0
	Stable Income Portfolio	$0
	Total Return Bond Portfolio	$0
Judith M. Johnson	C&B Large Cap Value Portfolio	$0	Over $100,000
	Diversified Fixed Income Portfolio	$0
	Diversified Large Cap Growth Portfolio	$0
	Diversified Stock Portfolio	$0
	Emerging Growth Portfolio	$0
	Equity Value Portfolio	$0
	Index Portfolio	$0
	Inflation Protected Bond Portfolio	$0
	International Equity Portfolio	$0
	International Growth Portfolio	$0
	International Index Portfolio	$0
	International Value Portfolio	$0
	Large Company Value Portfolio	$0
	Managed Fixed Income Portfolio	$0
	Short-Term Investment Portfolio	$0
	Small Cap Value Portfolio	$0
	Small Company Growth Portfolio	$0
	Small Company Value Portfolio	$0
	Stable Income Portfolio	$0
	Total Return Bond Portfolio	$0
Dr. Leroy Keith, Jr.[2]	C&B Large Cap Value Portfolio	$0	Over $100,000
	Diversified Fixed Income Portfolio	$0
	Diversified Large Cap Growth Portfolio	$0
	Diversified Stock Portfolio	$0
	Emerging Growth Portfolio	$0
	Equity Value Portfolio	$0
	Index Portfolio	$0
	Inflation Protected Bond Portfolio	$0
	International Equity Portfolio	$0
	International Growth Portfolio	$0
	International Index Portfolio	$0
	International Value Portfolio	$0
	Large Company Value Portfolio	$0
	Managed Fixed Income Portfolio	$0
	Shrot-Term Investment Portfolio	$0
	Small Cap Value Portfolio	$0
	Small Company Growth Portfolio	$0
	Small Company Value Portfolio	$0
	Stable Income Portfolio	$0
	Total Return Bond Portfolio	$0
David F. Larcker	C&B Large Cap Value Portfolio	$0	Over $100,000
	Diversified Fixed Income Portfolio	$0
	Diversified Large Cap Growth Portfolio	$0
	Diversified Stock Portfolio	$0
	Emerging Growth Portfolio	$0
	Equity Value Portfolio	$0
	Index Portfolio	$0
	Inflation Protected Bond Fund	$0
	International Equity Portfolio	$0
	International Growth Portfolio	$0
	International Index Portfolio	$0
	International Value Portfolio	$0
	Large Company Value Portfolio	$0
	Managed Fixed Income Portfolio	$0
	Short-Term Investment Portfolio	$0
	Small Cap Value Portfolio	$0
	Small Company Growth Portfolio	$0
	Small Company Value Portfolio	$0
	Stable Income Portfolio	$0
	Total Return Bond Portfolio	$0
Olivia S. Mitchell	C&B Large Cap Value Portfolio	$0	Over $100,000
	Diversified Fixed Income Portfolio	$0
	Diversified Large Cap Growth Portfolio	$0
	Diversified Stock Portfolio	$0
	Emerging Growth Portfolio	$0
	Equity Value Portfolio	$0
	Index Portfolio	$0
	Inflation Protected Bond Fund	$0
	International Equity Portfolio	$0
	International Growth Portfolio	$0
	International Index Portfolio	$0
	International Value Portfolio	$0
	Large Company Value Portfolio	$0
	Managed Fixed income Portfolio	$0
	Short-Term Investment Portfolio	$0
	Small Cap Value Portfolio	$0
	Small Company Growth Portfolio	$0
	Small Company Value Portfolio	$0
	Stable Income Portfolio	$0
	Total Return Bond Fund	$0
Timothy J. Penny	C&B Large Cap Value Portfolio	$0	Over $100,000
	Diversified Fixed Income Portfolio	$0
	Diversified Large Cap Growth Portfolio	$0
	Diversified Stock Portfolio	$0
	Emerging Growth Portfolio	$0
	Equity Value Portfolio	$0
	Index Portfolio	$0
	Inflation Protected Bond Portfolio	$0
	International Equity Portfolio	$0
	International Growth Portfolio	$0
	International Index Portfolio	$0
	International Value Portfolio	$0
	Large Company Value Portfolio	$0
	Managed Fixed Income Portfolio	$0
	Short-Term Investment Portfolio	$0
	Small Cap Value Portfolio	$0
	Small Company Growth Portfolio	$0
	Small Company Value Portfolio	$0
	Stable Income Portfolio	$0
	Total Return Bond Portfolio	$0
Michael S. Scofield[2]	C&B Large Cap Value Portfolio	$0	Over $100,000
	Diversified Fixed Income Portfolio	$0
	Diversified Large Cap Growth Portfolio	$0
	Diversified Stock Portfolio	$0
	Emerging Growth Portfolio	$0
	Equity Value Portfolio	$0
	Index Portfolio	$0
	Inflation Protected Bond Portfolio	$0
	International Equity Portfolio	$0
	International Growth Portfolio	$0
	International Index Portfolio	$0
	International Value Portfolio	$0
	Large Company Value Portfolio	$0
	Managed Fixed Income Portfolio	$0
	Short-Term Investment Portfolio	$0
	Small Cap Value Portfolio	$0
	Small Company Growth Portfolio	$0
	Small Company Value Portfolio	$0
	Stable Income Portfolio	$0
	Total Return Bond Portfolio	$0
Donald C. Willeke	C&B Large Cap Value Portfolio	$0	Over $100,000
	Diversified Fixed Income Portfolio	$0
	Diversified Large Cap Growth Portfolio	$0
	Diversified Stock Portfolio	$0
	Emerging Growth Portfolio	$0
	Equity Value Portfolio	$0
	Index Portfolio	$0
	Inflation Protected Bond Portfolio	$0
	International Equity Portfolio	$0
	International Growth Portfolio	$0
	International Index Portfolio	$0
	International Value Portfolio	$0
	Large Company Value Portfolio	$0
	Managed Fixed Income Portfolio	$0
	Short-Term Investment Portfolio	$0
	Small Cap Value Portfolio	$0
	Small Company Growth Index Portfolio	$0
	Small Company Value Index Portfolio	$0
	Stable Income Portfolio	$0
	Total Return Bond Portfolio	$0
1	Includes Trustee ownership in shares of funds within the entire Fund Complex (consisting of 152 funds) as of December 31, 2010.
2	Messrs. Scofield and Keith joined the Board of Trustees of the Trust on July 9, 2010.

Ownership of Securities of Certain Entities. As of the calendar year ended December 31, 2010, none of the Independent Trustees and/or their immediate family members owned securities of the adviser, any sub-advisers, or the distributor, or any entity directly or indirectly controlling, controlled by, or under common control with the adviser, any sub-advisers, or the distributor.

Code of Ethics

The Fund Complex, the Adviser, the Placement Agent and the Sub-Advisers each has adopted a code of ethics which contains policies on personal securities transactions by "access persons" as defined in each of the codes. These policies comply with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, as applicable. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Portfolio or permits such access persons to purchase or sell such securities, subject to certain restrictions. Such restrictions do not apply to purchases or sales of certain types of securities, including shares of open-end investment companies that are unaffiliated with the Wells Fargo Advantage Funds family, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than "disinterested" directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Portfolio. The codes of ethics for the Fund Complex, the Adviser, the Placement Agent and the Sub-Advisers are on public file with, and are available from, the SEC.

Proxy Voting Policies and Procedures

The Trusts and Funds Management have adopted policies and procedures ("Proxy Voting Procedures") that are used to vote proxies relating to portfolio securities held by the Portfolios of the Trusts. The Proxy Voting Procedures are designed to ensure that proxies are voted in the best interests of PortfolioInterestholders, without regard to any relationship that any affiliated person of the Portfolio (or an affiliated person of such affiliated person) may have with the issuer of the security.
The responsibility for voting proxies relating to the Portfolios' portfolio securities has been delegated to Funds Management. In accordance with the Proxy Voting Procedures, Funds Management exercises its voting responsibility with the goal of maximizing value to Interestholders consistent with governing laws and the investment policies of each Portfolio. While each Portfolio does not purchase securities to exercise control or to seek to effect corporate change through share ownership, it supports sound corporate governance practices within companies in which it invests and reflects that support through its proxy voting process.
Funds Management has established a Proxy Voting Committee (the "Proxy Committee") that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in conformance with the Proxy Voting Procedures. Funds Management has retained an independent, unaffiliated nationally recognized proxy voting company, as proxy voting agent. The Proxy Committee monitors the proxy voting agent and the voting process and, in certain situations, votes proxies or directs the proxy voting agent how to vote.
The Proxy Voting Procedures set out guidelines regarding how Funds Management and the proxy voting agent will vote proxies. Where the guidelines specify a particular vote on a particular matter, the proxy voting agent handles the proxy, generally without further involvement by the Proxy Committee. Where the guidelines specify a case-by-case determination, the proxy voting agent forwards the proxy to the Proxy Committee for a vote determination by the Proxy Committee. To the extent the guidelines do not address a proxy voting proposal, Funds Management will vote pursuant to the proxy voting agent's current U.S. and International proxy voting guidelines. In addition, even where the guidelines specify a particular vote, the Proxy Committee may exercise a discretionary vote if it determines that a case-by-case review of a particular matter is warranted. As a general matter, proxies are voted consistently in the same matter when securities of an issuer are held by multiple Portfolios of the Trusts. However, proxies for securities held by the Social Sustainability Fund related to social and environemental proposals will be voted pursuant to the proxy voting agent's then current SRI Proxy Voting Guidelines. Accordingly, the Social Sustainability Fund may vote its proxies related to social and environmental proposals differently than the other Funds.

The Proxy Voting Procedures set forth Funds Management's general position on various proposals, such as:

  Routine Items – Funds Management will generally vote for uncontested director or trustee nominees, changes in company name, and other procedural matters related to annual meetings.

  Corporate Governance – Funds Management will generally vote for charter and bylaw amendments proposed solely to conform with modern business practices or for purposes of simplification or to comply with what management's counsel interprets as applicable law.

  Anti-Takeover Matters – Funds Management generally will vote for proposals that require shareholder ratification of poison pills, and on a case-by-case basis on proposals to redeem a company's poison pill.

  Mergers/Acquisitions and Corporate Restructurings – Funds Management's Proxy Committee will examine these items on a case-by-case basis.

  Shareholder Rights – Funds Management will generally vote against proposals that may restrict shareholder rights.

  Capital Structure Changes - Funds Management will follow the proxy voting agent's capital structure model in evaluating requested increases in authorized common stock. In addition, even if capital requests of less than or equal to 300% of outstanding shares fail the calculated allowable cap, Funds Management will evaluate the request on a case-by-case basis, potentially voting for the proposal based on the company's performance and whether the company's ongoing use of shares has shown prudence.

  Executive and Director Compensation Plans - Funds Management will analyze on a case-by-case basis proposals on executive or director compensation plans, with the view that viable compensation programs reward the creation of shareholder wealth by having high payout sensitivity to increases in shareholder value.

  Disclosure on Executive or Director Compensation Cap or Restrict Executive or Director Compensation - Funds Management will generally vote for shareholder proposals requiring companies to report on their executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits. Funds Management will generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote, unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans. Funds Management will generally vote against proposals that seek to limit executive and director pay.

    Whether adoption of the proposal is likely to enhance or protect shareholder value;

    Whether the information requested concerns business issues that relate to a meaningful percentage of the company's business as measured by sales, assets, and earnings;

    The degree to which the company's stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

    Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;

    Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

    Whether the company's analysis and voting recommendation to shareholders are persuasive;

    What other companies have done in response to the issue addressed in the proposal;

    Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

    Whether implementation of the proposal's request would achieve the proposal's objectives;

    Whether the subject of the proposal is best left to the discretion of the board;

    Whether the requested information is available to shareholders either from the company or from a publicly available source; and

    Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

In all cases where the Proxy Committee makes the decision regarding how a particular proxy should be voted, the Proxy Committee exercises its voting discretion in accordance with the voting philosophy of the Portfolios and in the best interests of Portfolio Interestholders. In deciding how to vote, the Proxy Committee may rely on independent research, input and recommendations from third parties including independent proxy services, other independent sources, investment sub-advisers, company managements and shareholder groups as part of its decision-making process.
In most cases, any potential conflicts of interest involving Funds Management or any affiliate regarding a proxy are avoided through the strict and objective application of the Portfolios' voting guidelines. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise be considered on a case-by-case basis by the Proxy Committee, the Proxy Committee shall address the material conflict by using any of the following methods: (i) instructing the proxy voting agent to vote in accordance with the recommendation it makes to its clients; (ii) disclosing the conflict to the Board and obtaining their consent before voting; (iii) submitting the matter to the Board to exercise its authority to vote on such matter; (iv) engaging an independent fiduciary who will direct the Proxy Committee on voting instructions for the proxy; (v) consulting with outside legal counsel for guidance on resolution of the conflict of interest; (vi) erecting information barriers around the person or persons making voting decisions; (vii) voting in proportion to other shareholders; or (viii) voting in other ways that are consistent with each Portfolio's obligation to vote in the best interests of its shareholders. Additionally, the Proxy Committee does not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Portfolios (such as a sub-adviser or principal underwriter) and the Proxy Committee votes all such matters without regard to the conflict. The Procedures may reflect voting positions that differ from practices followed by other companies or subsidiaries of Wells Fargo & Company.
While Funds Management uses its best efforts to vote proxies, in certain circumstances it may be impractical or impossible for Funds Management to vote proxies (e.g., limited value or unjustifiable costs). For example, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Due to these restrictions, Funds Management must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. As a result, Funds Management will generally not vote those proxies in the absence of an unusual, significant vote or compelling economic importance.
Additionally, Funds Management may not be able to vote proxies for certain foreign securities if Funds Management does not receive the proxy statement in time to vote the proxies due to custodial processing delays.
As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, if the Proxy Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that would result from recalling the security (i.e., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.
Information regarding how the Portfolios voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 may be obtained on the Portfolios' Web site at www.wellsfargo.com/advantagefunds or by accessing the SEC's Web site at www.sec.gov.

Policies and Procedures for Disclosure of Fund Portfolio Holdings

I. Scope of Policies and Procedures. The following policies and procedures (the "Portfolio Holdings Procedures") govern the disclosure of portfolio holdings and any ongoing arrangements to make available information about portfolio holdings for the separate series of Wells Fargo Funds Trust ("Funds Trust"), Wells Fargo Master Trust ("Master Trust"), Wells Fargo Variable Trust ("Variable Trust") and Asset Allocation Trust (each of Funds Trust, Master Trust, Variable Trust and Asset Allocation Trust referred to collectively herein as the "Funds" or individually as the "Fund") now existing or hereafter created.

II. Disclosure Philosophy. The Funds have adopted these Portfolio Holdings Procedures to ensure that the disclosure of a Fund's portfolio holdings is accomplished in a manner that is consistent with a Fund's fiduciary duty to its shareholders. For purposes of these Portfolio Holdings Procedures, the term "portfolio holdings" means the stock, bonds and derivative positions held by a non-money market Fund and does not include the cash investments held by the Fund. For money market funds, the term "portfolio holdings" includes cash investments, such as investments in repurchase agreements.

Under no circumstances shall Funds Management or the Funds receive any compensation in return for the disclosure of information about a Fund's portfolio securities or for any ongoing arrangements to make available information about a Fund's portfolio securities.

III. Disclosure of Fund Portfolio Holdings. The complete portfolio holdings and top ten holdings information referenced below (except for the Funds of Master Trust, Variable Trust and Asset Allocation Trust) will be available on the Funds' website until updated for the next applicable period. Funds Management may withhold any portion of a Fund's portfolio holdings from online disclosure when deemed to be in the best interest of the Fund. Once holdings information has been posted on the website, it may be further disseminated without restriction.

A. Complete Holdings. The complete portfolio holdings for each Fund (except for money market funds and funds that operate as fund of funds) shall be made publicly available on the Funds' website (wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. Money market Fund holdings shall be made publicly available on the Fund's website on a 1-day delayed basis. In addition to the foregoing, each money market Fund shall post on its website, for a period of not less than six months, beginning no later than the fifth business day of the month, a schedule of its investments, as of the last business day of the prior month, that includes the information required by rule 2a-7(c)(12) under the Investment Company Act of 1940. The categories of information included on the website may differ slightly from what is included in the Funds' Statement of Investments.

B. Top Ten Holdings. Top ten holdings information (excluding derivative positions) for each Fund (except for funds that operate as fund of funds and money market funds) shall be made publicly available on the Funds' website on a monthly, seven-day or more delayed basis.

C. Fund of Funds Structure.
 1. The underlying funds held by a fund that operates as a fund of funds shall be posted to the Funds' website and included in fund fact sheets on a monthly, seven-day or more delayed basis.
 2. A change to the underlying funds held by a Fund in a fund of funds structure or changes in a Fund's target allocations between or among its fixed-income and/or equity investments may be posted to the Funds' website simultaneous with the change.
 3. For purposes of the foregoing provisions in III.C.1-2, any Fund that invests substantially all of its assets in Asset Allocation Trust shall not treat such investment as a portfolio holding and shall look through to the underlying funds held by Asset Allocation Trust.

Furthermore, as required by the SEC each Fund shall file its complete portfolio holdings schedule in public filings made with the SEC on a quarterly basis. Each Fund is required to file its complete portfolio schedules for the second and fourth fiscal quarter on Form N-CSR, and each Fund is required to file its complete portfolio schedules for the first and third fiscal quarters on From N-Q, in each instance within 60 days of the end of the Fund's fiscal quarter. Through Form N-CSR and Form N-Q filings made with the SEC, the Funds' full portfolio holdings will be publicly available to shareholders on a quarterly basis. Such filings shall be made on or shortly before the 60th day following the end of a fiscal quarter. In addition, each money market Fund is required to file with the SEC by the fifth business day of each month, a report on Form N-MFP of portfolio holdings that is current as of the last business day of the previous month; the SEC makes each Form N-MFP publicly available on a delayed basis (presently 60 days after the end of the month to which the information in the report relates).

Each Fund's complete portfolio schedules for the second and fourth fiscal quarter, required to be filed on Form N-CSR, shall be delivered to shareholders in the Fund's semi-annual and annual reports. Each Fund's complete portfolio schedule for the first and third fiscal quarters, required to be filed on Form N-Q, will not be delivered to shareholders. Each Fund, however, shall include appropriate disclosure in its semi-annual and annual reports as to how a shareholder may obtain holdings information for the Fund's first and third fiscal quarters.

IV. List of Approved Recipients. The following list describes the limited circumstances in which a Fund's portfolio holdings may be disclosed to selected third parties in advance of the monthly release on the Funds' website. In each instance, a determination will be made by Funds Management that such advance disclosure is supported by a legitimate business purpose and that the recipients, where feasible, are subject to an independent duty not to disclose or trade on the nonpublic information.

A. Sub-Advisers. Sub-advisers shall have full daily access to fund holdings for the Fund(s) for which they have direct management responsibility. Sub-advisers may also release and discuss portfolio holdings with various broker/dealers for purposes of analyzing the impact of existing and future market changes on the prices, availability/demand and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities. A new Fund sub-adviser may periodically receive full portfolio holdings information for such Fund from the date of Board approval through the date upon which they take over day-to-day investment management activities. Such disclosure will be subject to confidential treatment.

B. Money Market Portfolio Management Team. The money market portfolio management team at Wells Capital Management Incorporated ("Wells Capital Management") shall have full daily access to daily transaction information across the Wells Fargo Advantage Funds for purposes of anticipating money market sweep activity which in turn helps to enhance liquidity management within the money market funds.

C. Funds Management/Wells Fargo Funds Distributor, LLC.
 1. Funds Management personnel that deal directly with the processing, settlement, review, control, auditing, reporting, and/ or valuation of portfolio trades shall have full daily access to Fund portfolio holdings through access to PNC's Datapath system.
 2. Funds Management personnel that deal directly with investment review and analysis of the Funds shall have full daily access to Fund portfolio holdings through Factset, a program that is used to, among other things, evaluate portfolio characteristics against available benchmarks.
 3. Funds Management and Funds Distributor personnel may be given advance disclosure of any changes to the underlying funds in a fund of funds structure or changes in a Fund's target allocations that result in a shift between or among its fixed-income and/or equity investments.

D. External Servicing Agents. Appropriate personnel employed by entities that assist in the review and/or processing of Fund portfolio transactions, employed by the fund accounting agent, the custodian and the trading settlement desk at Wells Capital Management (only with respect to the Funds that Wells Capital Management sub-advises), shall have daily access to all Fund portfolio holdings. In addition, certain of the sub-advisers utilize the services of software provider Advent to assist with portfolio accounting and trade order management. In order to provide the contracted services to the sub-adviser, Advent may receive full daily portfolio holdings information directly from the Funds' accounting agent however, only for those Funds in which such subadviser provides advisory services. Funds Management also utilizes the services of Institutional Shareholder Services ("ISS") to assist with proxy voting and B share financing, respectively. ISS may receive full Fund portfolio holdings on a weekly basis for the Funds for which it provides services.

E. Rating Agencies. Nationally Recognized Statistical Ratings Organizations ("NRSROs") may receive full Fund holdings for rating purposes.

F. Reorganizations. Entities hired as trading advisors that assist with the analysis and trading associated with transitioning portfolios may receive full portfolio holdings of both the target fund and the acquiring fund. In addition, the portfolio managers of the target fund and acquiring fund may receive full portfolio holdings of the acquiring fund and target fund, respectively, in order to assist with aligning the portfolios prior to the closing date of the reorganization.

G. Investment Company Institute. The Investment Company Institute may receive information about full money market Fund holdings concurrently at the time each money market Fund files with the SEC a report on Form N-MFP.

V. Additions to List of Approved Recipients. Any additions to the list of approved recipients requires approval by the President and Chief Legal Officer of the Funds based on a review of: (i) the type of fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the lag, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient's relationship to the Funds; (vii) the ability of Funds Management to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure; (viii) whether a confidentiality agreement will be in place with such proposed recipient; and (ix) whether any potential conflicts exist regarding such disclosure between the interests of Fund shareholders, on the one hand, and those of the Fund's adviser, principal underwriter, or any affiliated person of the Fund.

VI. Funds Management Commentaries. Funds Management may disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information in connection with or relating to a Fund or its portfolio holdings (including historical holdings information), or any changes to the portfolio holdings of a Fund. The portfolio commentary and statistical information may be provided to members of the press, shareholders in the Funds, persons considering investment in the Funds or representatives of such shareholders or potential shareholders. The content and nature of the information provided to each of these persons may differ.

Certain of the information described above will be included in periodic fund commentaries (e.g. quarterly, monthly, etc.) and will contain information that includes, among other things, top contributors/detractors from fund performance and significant portfolio changes during the relevant period (e.g. calendar quarter, month, etc.). This information will be posted contemporaneously with their distribution on the Funds' website.

No person shall receive any of the information described above if, in the sole judgment of Funds Management, the information could be used in a manner that would be harmful to the Funds.

VII. Board Approval. The Board shall review and reapprove these Portfolio Holdings Procedures, including the list of approved recipients, as often as they deem appropriate, but not less often than annually, and make any changes that they deem appropriate.

VIII. Education Component. In order to promote strict compliance with these Portfolio Holdings Procedures, Funds Management has informed its employees, and other parties possessing Fund portfolio holdings information (such as sub-advisers, the fund accounting agent and the custodian), of the limited circumstances in which the Funds' portfolio holdings may be disclosed in advance of the monthly disclosure on the Funds' website and the ramifications, including possible dismissal, if disclosure is made in contravention of these Portfolio Holdings Procedures.

ITEM 18. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Set forth below, as of September 1, 2011, is the name and Interest ownership of each Interestholder known by the Trust to have beneficial or record ownership of 5% or more of each Portfolio. The address for each of the Interestholders listed below, unless otherwise indicated, is 525 Market Street, San Francisco, CA 94105. Each Interestholder is both the beneficial and record owner of the Interests in each respective Portfolio.

Portfolio	Interest Owner	Percentage of Portfolio
C&B Large Cap Value	C&B Large Cap Value Fund	83.58%
	Conservative Allocation Fund	0.18%
	Growth Balanced Fund	4.66%
	Moderate Allocation Fund	1.77%
	Diversified Equity Fund	9.81%

Diversified Large Cap Growth	Growth Balanced Fund	28.37%
	Moderate Balanced Fund	10.80%
	Diversified Equity Fund	59.74%
	Conservative Allocation Fund	1.09%

Diversified Fixed Income	Dow Jones Target Today	16.48%
	Dow Jones Target 2010	14.55%
	Dow Jones Target 2015	10.16%
	Dow Jones Target 2020	25.61%
	Dow Jones Target 2025	16.43%
	Dow Jones Target 2030	10.88%
	Dow Jones Target 2035	2.57%
	Dow Jones Target 2040	2.49%
	Dow Jones Target 2045	0.45%
	Dow Jones Target 2050	1.01%

Diversified Stock	Target Today	2.30%
	Dow Jones Target 2010	3.23%
	Dow Jones Target 2015	3.60%
	Dow Jones Target 2020	14.90%
	Dow Jones Target 2025	15.87%
	Dow Jones Target 2030	19.90%
	Dow Jones Target 2035	8.91%
	Dow Jones Target 2040	16.57%
	Dow Jones Target 2045	4.47%
	Dow Jones Target 2050	10.24%
	Dow Jones Target 2055	0.02%

Emerging Growth	Growth Balanced Fund	0.51%
	Diversified Equity Fund	1.04%
	Diversified Small Cap Fund	2.90%
	Emerging Growth Fund	95.34%
	Conservative Allocation Fund	0.02%
	Moderate Balanced Fund	0.19%

Equity Value	Diversified Equity Fund	3.31%
	Equity Value Fund	83.41%
	Wealthbuilder Growth Balanced Portfolio	3.02%
	Wealthbuilder Tactical Equity Portfolio	2.44%
	Wealthbuilder Conservative Allocation Portfolio	0.89%
	Wealthbuilder Equity Portfolio	1.43%
	Wealthbuilder Growth Allocation Portfolio	1.46%
	Wealthbuilder Moderate Balanced Portfolio	1.78%
	Conservative Allocation Fund	0.06%
	Growth Balanced Fund	28.36%
	Moderate Balanced Fund	0.60%

Index	Diversified Equity Fund	4.52%
	Index Fund	92.43%
	Conservative Allocation Fund	0.08%
	Growth Balanced Fund	2.14%
	Moderate Balanced Fund	0.81%

Inflation-Protected Bond	Growth Balanced Fund	12.13%
	Moderate Balanced Fund	9.85%
	Protected Bond Fund	75.67%
	Conservative Allocation Fund	2.36%

International Equity	Growth Balanced Fund	28.36%
	Moderate Balanced Fund	10.99%
	Diversified Equity Fund	59.57%
	Conservative Allocation Fund	1.09%

International Growth	Growth Balanced Fund	6.51%
	Diversified Equity Fund	13.62%
	Wealthbuilder Conservative Allocation Portfolio	6.59%
	Wealthbuilder Equity Portfolio	6.34%
	Wealthbuilder Growth Allocation Portfolio	10.78%
	Wealthbuilder Growth Balanced Portfolio	22.17%
	Wealthbuilder Moderate Balanced Portfolio	13.08%
	Wealthbuilder Tactical Equity Portfolio	18.14%
	Conservative Allocation Fund	0.25%
	Moderate Balanced Fund	2.53%

International Index	Growth Balanced Fund	28.24%
	Moderate Balanced Fund	10.97%
	Diversified Equity Fund	59.70%
	Conservative Allocation Fund	1.09%

International Value	Diversified Equity Fund	5.01%
	International Value Fund	91.60%
	Conservative Allocation Fund	0.09%
	Growth Balanced Fund	2.37%
	Moderate Balanced Fund	0.92%

Large Company Value	Growth Balanced Fund	28.34%
	Moderate Balanced Fund	10.79%
	Conservative Allocation Fund	1.08%
	Diversified Equity Fund	59.78%

Managed Fixed Income	Conservative Allocation Fund	9.68%
	Growth Balanced Fund	49.87%
	Moderate Balanced Fund	40.44%

Short-Term Investment	Dow Jones Target Today	10.32%
	Dow Jones Target 2010	7.89%
	Dow Jones Target 2015	6.26%
	Dow Jones Target 2020	19.05%
	Dow Jones Target 2025	15.50%
	Dow Jones Target 2030	15.71%
	Dow Jones Target 2035	6.07%
	Dow Jones Target 2040	10.33%
	Dow Jones Target 2045	2.69%
	Dow Jones Target 2050	6.17%
	Dow Jones Target 2055	0.01%

Small Cap Value	Conservative Allocation Fund	0.41%
	Growth Balanced Fund	10.77%
	Moderate Balanced Fund	4.09%
	Diversified Equity Fund	22.83%
	Diversified Small Cap Fund	61.90%

Small Company Growth	Diversified Small Cap Fund	10.42%
	Small Company Growth Fund	83.24%
	Conservative Allocation Fund	0.07%
	Growth Balanced Fund	1.84%
	Moderate Balanced Fund	0.70%
	Diversified Equity Fund	3.72%

Small Company Value	Small Company Value Fund	40.00%
	Wealthbuilder Growth Allocation Portfolio	5.16%
	Wealthbuilder Growth Balanced Portfolio	10.69%
	Wealthbuilder Moderate Balanced Portfolio	6.31%
	Wealthbuilder Tactical Equity Portfolio	8.66%
	Wealthbuilder Conservative Allocation Portfolio	3.16%
	Wealthbuilder Equity Portfolio	3.00%
	Conservative Allocation Fund	0.10%
	Growth Balanced Fund	2.52%
	Moderate Balanced Fund	0.96%
	Diversified Equity Fund	3.72%
	Diversified Small Cap Fund	14.26%

Stable Income	Conservative Allocation Fund	24.60%
	Moderate Balanced Fund	75.40%

Total Return Bond Portfolio	Total Return Bond Fund	89.41%
	Conservative Allocation Fund	0.12%
	Growth Balanced Fund	0.63%
	Moderate Balanced Fund	0.51%
	Wealthbuilder Conservative Allocation Fund	3.71%
	Wealthbuilder Growth Allocation Fund	0.54%
	Wealthbuilder Growth Balanced Fund	2.30%
	Wealthbuilder Moderate Balanced Fund	2.77%

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a person identified in the foregoing table is identified as the beneficial owner of more than 25% of a Portfolio, or is identified as the record owner of more than 25% of a Portfolio and has voting and/or investment powers, it may be presumed to control such Portfolio. A controlling person's vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Portfolio shareholders.

ITEM 19. ADVISORY AND OTHER SERVICES

Adviser

Wells Fargo Funds Management, LLC ("Funds Management") assumed advisory responsibilities for each of the Portfolios on or about March 1, 2001. Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, was created in early 2001 to succeed to the mutual fund advisory and administration responsibilities of Wells Fargo Bank. The Portfolios' adviser is responsible for implementing the investment policies and guidelines for the Portfolios, and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Portfolios.
Affiliated Advisory Programs. Funds Management, on behalf of participants in programs managed by Funds Management, may invest a portion of the program's assets in any one Wells Fargo Advantage Fund that could represent a significant portion of the Portfolio's assets. In such an instance, Funds Management's decision to make changes to or rebalance the program's allocations may substantially impact the Portfolio's performance.
The Advisory Agreement for each Portfolio will remain in effect for a period of two years from the date of its effectiveness and thereafter shall continue for successive one-year periods provided such continuance is specifically approved at least annually by the Board or by vote of the Interestholders of the Portfolio, and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party (other than as trustees of the Trust).
The Advisory Agreement with respect to a Portfolio is terminable without the payment of any penalty, by the Board or by a vote of a majority of the Portfolio's outstanding voting securities (as defined under the 1940 Act) on 60 days' written notice by either party and will terminate automatically upon its assignment.
The advisory fees, as described in Part A, are accrued daily and paid monthly. The adviser in its sole discretion, may waive all or any portion of its advisory fee with respect to each Portfolio. Each Advisory Agreement provides that the advisers may render service to others.

The Portfolios' Adviser is responsible for implementing the investment policies and guidelines for the Portfolios, and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Portfolios. For providing advisory services, the Adviser is entitled to receive a monthly fee at the annual rates indicated below of each Portfolio's average daily net assets:

Master Trust Portfolios	Funds Management Advisory Fees
C&B Large Cap Value Portfolio[1]	First $500M	0.650%
	Next $500M	0.625%
	Next $1B	0.600%
	Next $2B	0.575%
	Over $4B	0.550%

Diversified Large Cap Growth Portfolio	First $500M	0.650%
	Next $500M	0.625%
	Next $1B	0.600%
	Next $2B	0.575%
	Over $4B	0.550%

Diversified Fixed Income Portfolio[2]	First $500M	0.300%
	Next $500M	0.280%
	Next $2B	0.260%
	Over $3B	0.240%

Diversified Stock Portfolio[3]	First $500M	0.350%
	Next $500M	0.330%
	Next $2B	0.310%
	Over $3B	0.290%

Emerging Growth Portfolio[4]	First $500M	0.800%
	Next $500M	0.775%
	Next $1B	0.750%
	Next $1B	0.725%
	Over $3B	0.700%

Equity Value Portfolio[1]	First $500M	0.650%
	Next $500M	0.625%
	Next $1B	0.600%
	Next $2B	0.575%
	Over $4B	0.550%

Index Portfolio	First $500M	0.100%
	Next $500M	0.100%
	Next $2B	0.075%
	Next $2B	0.075%
	Over $5B	0.050%

Inflation-Protected Bond Portfolio[5]	First $500M	0.400%
	Next $500M	0.375%
	Next $2B	0.350%
	Next $2B	0.325%
	Over $5B	0.300%

International Equity Fund[6]	First $500M	0.850%
	Next $500M	0.800%
	Next $1B	0.750%
	Next $2B	0.725%
	Over $4B	0.700%

International Growth Portfolio[6]	First $500M	0.850%
	Next $500M	0.800%
	Next $1B	0.750%
	Next $2B	0.725%
	Over $4B	0.700%

International Index Portfolio	First $500M	0.350%
	Next $500M	0.350%
	Next $2B	0.325%
	Next $2B	0.325%
	Over $5B	0.300%

International Value Portfolio[6]	First $500M	0.850%
	Next $500M	0.800%
	Next $1B	0.750%
	Next $2B	0.725%
	Over $4B	0.700%

Large Company Value Portfolio[1]	First $500M	0.650%
	Next $500M	0.625%
	Next $1B	0.600%
	Next $2B	0.575%
	Over $4B	0.550%

Managed Fixed Income Portfolio[5]	First $500M	0.400%
	Next $500M	0.375%
	Next $2B	0.350%
	Next $2B	0.325%
	Over $5B	0.300%

Short-Term Investment Portfolio	All asset levels	0.100%

Small Cap Value Portfolio[4]	First $500M	0.800%
	Next $500M	0.775%
	Next $1B	0.750%
	Next $1B	0.725%
	Over $3B	0.700%

Small Company Growth Portfolio[4]	First $500M	0.800%
	Next $500M	0.775%
	Next $1B	0.750%
	Next $1B	0.725%
	Over $3B	0.700%

Small Company Value Portfolio[4]	First $500M	0.800%
	Next $500M	0.775%
	Next $1B	0.750%
	Next $1B	0.725%
	Over $3B	0.700%

Stable Income Portfolio[5]	First $500M	0.400%
	Next $500M	0.375%
	Next $2B	0.350%
	Next $2B	0.325%
	Over $5B	0.300%

Total Return Bond Portfolio[5]	First $500M	0.400%
	Next $500M	0.375%
	Next $2B	0.350%
	Next $2B	0.325%
	Over $5B	0.300%
1	Fee rates shown are effective July 9, 2010. Prior to July 9, 2010, the following advisory fee schedule was charged to the Portfolio as a percentage of the Portfolio's daily net assets: 0.70% for the first $500 million; 0.65% for the next $500 million; 0.60% for next $2 billion; 0.575% for the next $2 billion; and 0.55% for assets over $5 billion.
2	Fee rates shown are effective October 1, 2009. Prior to October 1, 2009, the following advisory fee schedule was charged to the Portfolio as a percentage of the Portfolio's daily net assets: 0.300% for the first $1 billion; 0.275% for the next $4 billion; and 0.25% for assets over $5 billion.
3	Fee rates shown are effective October 1, 2009. Prior to October 1, 2009, the following advisory fee schedule was charged to the Portfolio as a percentage of the Portfolio's daily net assets: 0.350% for the first $1 billion; 0.325% for the next $4 billion; and 0.300% for assets over $5 billion.
4	Fee rates shown are effective July 9, 2010. Prior to July 9, 2010, the following advisory fee schedule was charged to the Portfolio as a percentage of the Portfolio's daily net assets: 0.85% for the first $500 million; 0.825% for the next $500 million; 0.80% for next $1 billion; 0.775% for the next $1 billion; and 0.75% for assets over $3 billion.
5	Prior to June 2, 2008, the following advisory fee schedule was charged to the Portfolio as a percentage of the Portfolio's daily net assets: 0.450% for the first $500 million; 0.400% for the next $500 million; 0.350% for next $2 billion; 0.325% for the next $2 billion; and 0.300% for assets over $5 billion.
6	Fee rates shown are effective July 9, 2010. Prior to July 9, 2010, the following advisory fee schedule was charged to the Portfolio as a percentage of the Portfolio's daily net assets: 0.95% for the first $500 million; 0.90% for the next $500 million; 0.85% for next $2 billion; 0.825% for the next $2 billion; and 0.80% for assets over $5 billion.

Advisory Fees Paid. The table below shows the dollar amount of advisory fees payable as a percentage of average daily net assets by each Portfolio over its past three fiscal years, or such shorter term as a Portfolio has been operational. Specifically, the table details the dollar amount of fees that would have been payable had certain waivers not been in place, together with the dollar amount of fees waived and the dollar amount of net fees paid. The advisory fee rates are set forth in Part A.

Advisory Fees Paid
Master Portfolio	Advisory Fees Paid	Advisory Fees Waived
C&B Large Cap Value Portfolio
Year Ended May 31, 2011	$1,798,701	$0
Year Ended September 30, 2010	$3,815,095	$101,218
Year Ended September 30, 2009	$3,099,131	$491,838
Year Ended September 30, 2008	$6,017,267	$377,147
Diversified Fixed Income Portfolio
Year Ended February 28, 2011	$7,502,998	$611,775
Year Ended February 28, 2010	$3,882,857	$6,826
Year Ended February 28, 2009	$2,583,273	$5,015
Diversified Large Cap Growth Portfolio
Year Ended May 31, 2011	$648,773	$76,908
Year Ended September 30, 2010	$3,184,759	$443,610
Year Ended September 30, 2009	$5,356,366	$778,198
Year Ended September 30, 2008	$13,373,335	$264,250
Diversified Stock Portfolio
Year Ended February 28, 2011	$11,336,404	$2,660,995
Year Ended February 28, 2010	$5,773,788	$30,994
Year Ended February 28, 2009	$4,896,157	$8,605
Emerging Growth Portfolio
Year Ended May 31, 2011	$242,263	$9,636
Year Ended September 30, 2010	$285,995	$30,105
Year Ended September 30, 2009	$597,460	$21,870
Year Ended September 30, 2008	$869,539	$15,144
Equity Value Portfolio
Year Ended May 31, 2011	$1,760,618	$0
Year Ended September 30, 2010	$3,201,232	$85,971
Year Ended September 30, 2009	$2,987,450	$183,703
Year Ended September 30, 2008	$4,327,842	$188,193
Index Portfolio
Year Ended May 31, 2011	$1,377,265	$0
Year Ended September 30, 2010	$1,779,953	$7,064
Year Ended September 30, 2009	$1,250,167	$256,887
Year Ended September 30, 2008	$2,096,305	$17,780
Inflation Protected Bond Portfolio
Year Ended May 31, 2011	$427,884	$6,211
Year Ended May 31, 2010	$580,425	$11,176
Year Ended May 31, 2009	$469,472	$115,465
International Equity Portfolio
Year Ended May 31, 2011	$166,334	$0
Year Ended September 30, 2010	$461,958	$17,004
Year Ended September 30, 2009	$550,388	$53,385
Year Ended September 30, 2008	$1,095,452	$26,513
International Growth Portfolio
Year Ended May 31, 2011	$676,512	$0
Year Ended September 30, 2010	$1,002,803	$328,299
Year Ended September 30, 2009	$1,036,214	$43,318
Year Ended September 30, 2008	$2,176,818	$78,855
International Index Portfolio
Year Ended May 31, 2011	$68,203	$0
Year Ended September 30, 2010	$117,623	$61,905
Year Ended September 30, 2009	$169,240	$55,622
Year Ended September 30, 2008	$399,858	$14,216
International Value Portfolio
Year Ended May 31, 2011	$1,859,899	$0
Year Ended September 30, 2010	$2,341,668	$416,754
Year Ended September 30, 2009	$2,379,418	$127,468
Year Ended September 30, 2008	$3,616,191	$218,326
Large Company Value Portfolio
Year Ended May 31, 2011	$266,105	$18,556
Year Ended September 30, 2010	$1,299,826	$10,047
Year Ended September 30, 2009	$1,559,846	$152,573
Year Ended September 30, 2008	$2,629,342	$821,797
Managed Fixed Income Portfolio
Year Ended May 31, 2011	$766,814	$139,720
Year Ended May 31, 2010	$1,694,862	$195,852
Year Ended May 31, 2009	$1,812,715	$494,013
Short Term Investments Portfolio
Year Ended February 28, 2011	$315,816	$104
Year Ended February 28, 2010	$159,481	$9,704
Year Ended February 28, 2009	$111,247	$8,726
Small Cap Value Portfolio
Year Ended May 31, 2011	$303,064	$13,108
Year Ended September 30, 2010	$712,696	$23,891
Year Ended September 30, 2009	$1,229,145	$314,713
Year Ended September 30, 2008	$2,386,651	$24,481
Small Company Growth Portfolio
Year Ended May 31, 2011	$1,767,137	$0
Year Ended September 30, 2010	$2,729,731	$30,289
Year Ended September 30, 2009	$2,746,703	$74,502
Year Ended September 30, 2008	$5,324,363	$9,264
Small Company Value Portfolio
Year Ended May 31, 2011	$1,049,081	$0
Year Ended September 30, 2010	$1,385,978	$3,364
Year Ended September 30, 2009	$2,188,479	$41,561
Year Ended September 30, 2008	$3,635,997	$13,035
Stable Income Portfolio
Year Ended May 31, 2011	$170,575	$87,553
Year Ended May 31, 2010	$1,146,759	$103,491
Year Ended May 31, 2009	$1,679,790	$51,707
Total Return Bond Portfolio
Year Ended May 31, 2011	$10,517,098	$749,654
Year Ended May 31, 2010	$8,512,902	$1,008,753
Year Ended May 31, 2009	$6,253,426	$65,434

Sub-Advisers

Funds Management has engaged Wells Capital Management Incorporated ("Wells Capital Management"), Artisan Partners Limited Partnership ("Artisan"), Cooke & Bieler, L.P. ("Cooke & Bieler"), Galliard Capital Management, Inc. ("Galliard"), Golden Capital Management, LLC ("Golden Capital"), LSV Asset Management ("LSV"), Peregrine Capital Management, Inc. ("Peregrine"), Phocas Financial Corporation (Phocas Financial), SSgA Funds Management, Inc. ("SSgA FM") and Systematic Financial Management LP ("Systematic") (collectively, the "Sub-Advisers") to serve as sub-advisers to the Portfolios. Subject to the direction of the Trust's Board and the overall supervision and control of Funds Management and the Trust, the Sub- Advisers make recommendations regarding the investment and reinvestment of the Portfolios' assets. The Sub-Advisers furnish to Funds Management periodic reports on the investment activity and performance of the Portfolios. The Sub-Advisers also furnish such additional reports and information as Funds Management and the Board and officers may reasonably request. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to Peregrine, Galliard and Wells Capital Management.
A Sub-advisory Agreement (the "Sub-Advisory Agreement") for a Portfolio will remain in effect for a period of two years from the date of its effectiveness and thereafter shall continue for successive one-year periods provided such continuance is specifically approved at least annually by the Board or by vote of the Interestholders of the Portfolio, and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party (other than as trustees of the Trust). A Portfolio's Sub-Advisory Agreement is terminable without penalty by the Board or a majority of the outstanding voting securities of the Portfolio or by the Adviser or Sub-Adviser on 60 days' written notice to the other party and will automatically terminate in the event of its assignment.
As compensation for sub-advisory services to the Portfolios, the Sub-Advisers are each entitled to receive the following fees:

Fund	Sub-Adviser		Fee
C&B Large Cap Value	Cooke & Bieler
		First $250M		0.45%
		Next $250M		0.40%
		Next $250M		0.35%
		Over $750M		0.30%
Diversified Fixed Income[1]	SSgA FM
		First $1B		0.10%
		Next $1B		0.08%
		Next $3B		0.07%
		Over $5B		0.05%
Diversified Large Cap Growth	Wells Capital Management
		First $100M		0.35%
		Next $100M		0.30%
		Next $300M		0.20%
		Over $500M		0.15%
Diversified Stock[1]	SSgA FM
		First $1B		0.10%
		Next $1B		0.08%
		Next $3B		0.07%
		Over $5B		0.05%
Emerging Growth	Wells Capital Management
		First $100M		0.55%
		Next $100M		0.50%
		Over $200M		0.40%
Equity Value	Systematic
		First $150M		0.30%
		Next $200M		0.20%
		Next $400M		0.15%
		Next $250M		0.13%
		Over $1B		0.10%
Index	Golden Capital
		First $100M		0.05%
		Next $100M		0.03%
		Over $200M		0.02%
Inflation Protected Bond	Wells Capital Management
		First $100M		0.20%
		Next $200M		0.175%
		Next $200M		0.15%
		Over $500M		0.10%
International Equity	Wells Capital Management[2]
		First $200M		0.45%
		Over $200M		0.40%
International Growth	Artisan
		First 50M		0.80%
		Next 200M		0.60%
		Over 250M		0.50%
International Index	SSgA FM
		First $100M		0.08%
		Over $100M		0.06%
International Value	LSV
		First $150M		0.35%
		Next $350M		0.40%
		Next $250M		0.35%
		Next $250M		0.325%
		Over $1B		0.30%
Large Company Value	Phocas Financial
		First $100M		0.29%
		Next $150M		0.26%
		Next $750M		0.23%
		Over $1B		0.20%

Managed Fixed Income	Galliard
		First $100M		0.200%
		Next $200M		0.175%
		Next $200M		0.150%
		Over $500M		0.100%
Short-Term Investment	Wells Capital Management
		First $1B		0.05%
		Next $2B		0.03%
		Next $3B		0.02%
		Over $6B		0.01%
Small Cap Value	Wells Capital Management
		First $100M		0.55%
		Next $100M		0.50%
		Over $200M		0.40%
Small Company Growth	Peregrine
		First $50M		0.90%
		Next $130M		0.75%
		Next $160M		0.65%
		Next $345M		0.50%
		Next $50M		0.52%
		Over $735M		0.55%
Small Company Value	Peregrine
		First $175M		0.50%
		Over $175M		0.75%
Stable Income	Galliard
		First $100M		0.15%
		Next $200M		0.10%
		Over $300M		0.05%
Total Return Bond	Wells Capital Management
		First $100M		0.20%
		Next $200M		0.175%
		Next $200M		0.15%
		Over $500M		0.10%
1	Prior to October 1, 2009, the sub-advisory fee payable to SSgA FM was: First $1B 0.10%; Over $1B 0.08%.
2	Effective July 19, 2010, Wells Capital Management replaced Evergreen Investments as the Sub-Adviser for the International Equity Portfolio (formerly International Core Portfolio). No change to the sub-advisory fee rates shown occurred at the time of such change. Effective March 2, 2009, Evergreen Investments replaced New Star Institutional Managers Limited ("New Star") as the Sub-Adviser for the International Core Portfolio. Effective on or about July 1, 2009, as part of contemporaneously implementing an increased sub-advisory fee for certain other Funds in the fund complex sub-advised by Evergreen Investments will receive an increased sub-advisory rate of 0.45% for the first $200 million of assets and 0.40% for assets over $200 million. Prior to the effective date of such change, Evergreen Investments received a sub-advisory fee of 0.35% for the first $50 million, 0.29% for the next $500 million, and 0.20% for assets over $550 million.

Unaffiliated Sub-Advisers

Listed below is the aggregate dollar amount of sub-advisory fees paid by each Portfolio to the following unaffiliated sub-advisers for the fiscal years ended as indicated below.

Sub-Advisory Fees Paid
Master Portfolio	Sub-Adviser	Sub-Advisory Fees Paid	Fees Waived/ Reimbursed
C&B Large Cap Value Portfolio	Cooke & Bieler
Year Ended May 31, 2011		$1,190,214	$0
Year Ended September 30, 2010		$2,175,297	$0
Year Ended September 30, 2009		$2,168,600	$0
Year Ended September 30, 2008		$3,507,326	$0
Equity Value Portfolio	Systematic
Year Ended May 31, 2011		$622,666	$0
Year Ended September 30, 2010		$1,040,275	$0
Year Ended September 30, 2009		$1,004,159	$0
Year Ended September 30, 2008		$1,285,812	$0
International Equity Portfolio	New Star[1]
Year Ended September 30, 2010		$89,969[1]	$0
Year Ended September 30, 2009		$6,506[1]	$0
Year Ended September 30, 2008		$33,101	$0
International Growth Portfolio	Artisan
Year Ended May 31, 2011		$546,719	$0
Year Ended September 30, 2010		$984,716	$0
Year Ended September 30, 2009		$798,918	$0
Year Ended September 30, 2008		$1,637,644	$0
International Index Portfolio	SSgA FM
Year Ended May 31, 2011		$15,589	$0
Year Ended September 30, 2010		$41,110	$0
Year Ended September 30, 2009		$51,360	$0
Year Ended September 30, 2008		$90,849	$0
International Value Portfolio	LSV
Year Ended May 31, 2011		$825,315	$0
Year Ended September 30, 2010		$1,114,322	$0
Year Ended September 30, 2009		$979,897	$0
Year Ended September 30, 2008		$1,540,580	$0
Diversfied Fixed Income Portfolio	SSgA FM
Year Ended February 28, 2011		$2,515,072	$0
Year Ended February 28, 2010		$1,392,699	$0
Year Ended February 28, 2009		$862,965	$0
Diversified Stock Portfolio	SSgA FM
Year Ended February 28, 2011		$3,544,526	$0
Year Ended February 28, 2010		$2,002,015	$0
Year Ended February 28, 2009		$1,352,453	$0
1	Wells Capital Management replaced Evergreen Investments as Sub-Adviser to the International Equity Portfolio effective July 19, 2010. Previously, effective March 2, 2009, Evergreen Investments replaced New Star as the Sub-Adviser for the International Equity Portfolio. The amount shown for the period from March 2, 2009 to July 18, 2010 reflects the sub-advisory fees paid to Evergreen. The amount shown for the period from October 1, 2008 to March 1, 2009 reflects the sub-advisory fees paid to New Star.

Additional Information Regarding Golden Capital's Ownership Structure. Wells Fargo Bank, N.A. ("Wells Fargo Bank"), an affiliate of Funds Management, a wholly owned subsidiary of Wells Fargo & Company, owns a 65% majority stake interest in Golden Capital and GCM Partners, Inc. owns a 35% minority stake interest in Golden Capital. GCM Partners, Inc. and an affiliate of Wells Fargo Bank have, respectively, put and call options with respect to the 35% membership interest owned by GCM Partners, Inc. The put/call options are generally exercisable as of December 31, 2015 and December 31, 2016 (or in limited circumstances beforehand). The put/call options as of December 31, 2015 apply to 50% of GCM Partner, Inc.'s then outstanding membership interests in Golden Capital (the "Stage 2 Closing"), and the put/call options as of December 31, 2016 apply to 100% of GCM Partners, Inc.'s then outstanding membership interests in Golden Capital (the "Stage 3 Closing"). If these put/call options are fully exercised, Golden Capital would become an indirect wholly owned subsidiary of Wells Fargo & Company.

The consummation of the transactions contemplated by the Stage 2 Closing and the Stage 3 Closing could, in the absence of exemptive or other relief from the Securities and Exchange Commission (the "SEC") or its staff, constitute an "assignment" of the Index Portfolio's then-effective Sub-Advisory Agreement with Golden Capital that would again require the Index Fund's shareholders to approve a new Sub-Advisory Agreement with Golden Capital even if no changes to the terms of the Sub-Advisory Agreement otherwise occur. The Index Fund intends to approach the SEC or its staff regarding the possibility of avoiding additional proxy solicitations for the Index Fund in connection with the Stage 2 Closing and/or Stage 3 Closing, and may file with the SEC a request for exemptive or other relief from such shareholder approval requirement. In this regard, while there is no assurance that any such relief would be provided by the SEC, to the extent that the SEC or its staff grants such relief, Index Fund shareholders would not be asked to vote on new Sub-Advisory Agreements in connection with the Stage 2 and Stage 3 Closings. Instead, by voting in favor of the Sub-Advisory Agreement with Golden Capital approved at a 2011 shareholder meeting, subject to any such relief, Index Fund shareholders will also be deemed to have voted in favor of a new Sub-Advisory Agreement with Golden Capital, on identical terms, in connection with any Stage 2 Closing and/or Stage 3 Closing.

Administrator

The Trust has retained Funds Management as administrator on behalf of each Portfolio (the "Administrator") pursuant to an Administrative Agreement. Under the Administration Agreement between Funds Management and the Trust, Funds Management shall provide as administrative services, among other things: (i) general supervision of the Portfolios' operations, including coordination of the services performed by each Portfolio's adviser, custodian, auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and shareholder reports for each Portfolio; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Trust's officers and Trustees. Funds Management also furnishes office space and certain facilities required for conducting the Portfolios' business together with ordinary clerical and bookkeeping services. The Administrator is not entitled to receive an administration fee as long as it receives an administration fee at the gateway fund level.

Custodian and Fund Accountant

State Street Bank and Trust Company ("State Street"), located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts, 02111, acts as the Custodian and the fund accountant, respectively for each Portfolio.
As Custodian, State Street, among other things, maintains a custody account or accounts in the name of each Portfolio, handles the receipt and delivery of securities, selects and monitors foreign sub custodians as the Portfolios' global custody manager, determines income and collects interest on each Portfolio's investments and maintains certain books and records. As fund accountant, State Street is responsible for calculating each Portfolio's daily net asset value per share and for maintaining its portfolio and general accounting records. For its services, State Street is entitled to receive certain transaction fees, asset-based fees and out-of-pocket costs.

ITEM 20. PORTFOLIO MANAGERS

The following information supplements, and should be read in conjunction with, the section in Part A entitled "Portfolio Managers." The information in this section is provided as of the dates shown opposite the corresponding portfolio managers' names in the table below. These portfolio managers (each a "Portfolio Manager" and together, the "Portfolio Managers") manage the investment activities of the Portfolios as listed below on a day-to-day basis.

Portfolios	Sub-Adviser	Portfolio Managers	Date
C&B Large Cap Value Portfolio	Cooke & Bieler	Kermit S. Eck, CFA[1]	05/31/2011
Daren C. Heitman, CFA
Steve Lyons, CFA
Michael M. Meyer, CFA
Edward W. O'Connor, CFA
R. James O'Neil, CFA
Mehul Trivedi, CFA
William Weber, CFA

Diversified Fixed Income Portfolio	SSgA FM	Michael J. Brunell, CFA	02/28/2011
Allen Kwong

Diversified Large Cap Growth Portfolio	Wells Capital Management	Joseph M. Eberhardy, CFA, CPA
Michael Harris, CFA
Thomas C. Ognar, CFA
Bruce C. Olson, CFA
Thomas J. Pence, CFA
Michael T. Smith, CFA

Diversified Stock Portfolio	SSgA FM	Lynn Blake, CFA	02/28/2011
Dwayne Hancock, CFA

Emerging Growth Portfolio	Wells Capital Management	Joseph M. Eberhardy, CFA, CPA	05/31/2011
Thomas C. Ognar, CFA
Bruce C. Olson, CFA

Equity Value Portfolio	Systematic	D. Kevin McCreesh, CFA	05/31/2011
Ronald M. Muchock, CFA

Index Portfolio	Golden Capital[2]	Weidong Li, CFA[2]	05/31/2011
Bradley Ursillio, CFA[2]

Inflation Protected Bond Portfolio	Wells Capital Management	Michael J. Bray, CFA	05/31/2011
Jay N. Mueller, CFA

International Equity Portfolio	Wells Capital Management	Francis Claró, CFA	05/31/2011

International Growth Portfolio	Artisan	Mark L. Yockey, CFA	05/31/2011

International Index Portfolio	SSgA FM	Lynn Blake, CFA	05/31/2011
Dwayne Hancock, CFA

International Value Portfolio	LSV	Josef Lakonishok	05/31/2011
Puneet Mansharamani, CFA
Menno Vermeulen, CFA

Large Company Value Portfolio	Phocas Financial	William F.K. Schaff, CFA	05/31/2011
Stephen L. Block, CFA

Managed Fixed Income Portfolio Stable Income Portfolio	Galliard	Richard Merriam, CFA	05/31/2011
Ajay Mirza, CFA

Short-Term Investment Portfolio	Wells Capital Management	David D. Sylvester	02/28/2011

Small Cap Value Portfolio	Wells Capital Management	I. Charles Rinaldi	05/31/2011
		Erik C. Astheimer	08/31/2011
		Michael Schneider, CFA	08/31/2011

Small Company Growth Portfolio	Peregrine	William A. Grierson, CFA	05/31/2011
Daniel J. Hagen, CFA
Robert B. Mersky, CFA
James P. Ross, CFA
Paul E. von Kuster, CFA

Small Company Value Portfolio	Peregrine	Jason R. Ballsrud, CFA	05/31/2011
Tasso H. Coin, Jr., CFA
Douglas G. Pugh, CFA

Total Return Bond Portfolio	Wells Capital Management	Troy Ludgood	05/31/2011
Thomas O'Connor, CFA

1	Through December 31, 2011.
2	Effective October 1, 2011.

Management of Other Accounts. The following table(s) provide information relating to other accounts managed by the Portfolio Manager(s). The table(s) do not include the Funds or any personal brokerage accounts of the Portfolio Manager(s) and their families.

Artisan
Portfolio Manager[1]
Mark L. Yockey, CFA	Registered Investment Companies
	Number of Accounts	7
	Total Assets Managed	$12.16B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	6
	Total Assets Managed	$949.04M
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	21
	Total Assets Managed	$6.88B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
1	If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.

Cooke & Bieler
Portfolio Manager[1]
Kermit S. Eck, CFA	Registered Investment Companies
	Number of Accounts	2
	Total Assets Managed	$197.26M
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	1
	Total Assets Managed	$13.61M
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	111
	Total Assets Managed	$3.842B
	Number of Accounts Subject to Performance Fee	2
	Assets of Accounts Subject to Performance Fee	$275.07M

Daren C. Heitman, CFA	Registered Investment Companies
	Number of Accounts	2
	Total Assets Managed	$197.26M
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	1
	Total Assets Managed	$13.61M
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	111
	Total Assets Managed	$3.842B
	Number of Accounts Subject to Performance Fee	2
	Assets of Accounts Subject to Performance Fee	$275.07M

Steve Lyons, CFA	Registered Investment Companies
	Number of Accounts	2
	Total Assets Managed	$197.26M
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles Managed
	Number of Accounts	1
	Total Assets Managed	$13.61M
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	111
	Total Assets Managed	$3.842B
	Number of Accounts Subject to Performance Fee	2
	Assets of Accounts Subject to Performance Fee	$275.07M

Michael M. Meyer, CFA	Registered Investment Companies
	Number of Accounts	2
	Total Assets Managed	$197.26M
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	1
	Total Assets Managed	$13.61M
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	111
	Total Assets Managed	$3.842B
	Number of Accounts Subject to Performance Fee	2
	Assets of Accounts Subject to Performance Fee	$275.07M

Edward W. O'Connor, CFA	Registered Investment Companies
	Number of Accounts	2
	Total Assets Managed	$197.26M
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Peformance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	1
	Total Assets Managed	$13.61M
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	111
	Total Assets Managed	$3.842B
	Number of Accounts Subject to Performance Fee	2
	Assets of Accounts Subject to Performance Fee	$275.07M

R. James O'Neil, CFA	Registered Investment Companies
	Number of Accounts	2
	Total Assets Managed	$197.26M
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	1
	Total Assets Managed	$13.61M
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	111
	Total Assets Managed	$3.842B
	Number of Accounts Subject to Performance Fee	2
	Assets of Accounts Subject to Performance Fee	$275.07M

Mehul Trivedi, CFA	Registered Investment Companies
	Number of Accounts	2
	Total Assets Managed	$197.26M
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	1
	Total Assets Managed	$13.61M
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	111
	Total Assets Managed	$3.842B
	Number of Accounts Subject to Performance Fee	2
	Assets of Accounts Subject to Performance Fee	$275.07M

William Weber, CFA	Registered Investment Companies
	Number of Accounts	2
	Total Assets Managed	$197.26M
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	1
	Total Assets Managed	$13.61M
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	111
	Total Assets Managed	$3.842B
	Number of Accounts Subject to Performance Fee	2
	Assets of Accounts Subject to Performance Fee	$275.07M
1	If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.

Galliard
Portfolio Manager[1]
Richard Merriam, CFA	Registered Investment Companies
	Number of Accounts	0
	Total Assets Managed	$0
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	0
	Total Assets Managed	$0
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	30
	Total Assets Managed	$3.349B
	Number of Accounts Subject to Performance Fee	1
	Assets of Accounts Subject to Performance Fee	$20.07M

Ajay Mirza, CFA	Registered Investment Companies
	Number of Accounts	0
	Total Assets Managed	$0
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	8
	Total Assets Managed	$21.95B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	4
	Total Assets Managed	$4.82B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
1	If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.

Golden Capital
Portfolio Manager[1]
Weidong Li, CFA[2]	Registered Investment Companies
	Number of Accounts	0
	Total Assets Managed	$0
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	0
	Total Assets Managed	$0
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	0
	Total Assets Managed	$0
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0

Bradley Ursillo, CFA[3]	Registered Investment Companies
	Number of Accounts	0
	Total Assets Managed	$0
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	0
	Total Assets Managed	$0
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	0
	Total Assets Managed	$0
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
1	If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.
2	Mr. Li became a portfolio manager of the Index Portfolio on October 1, 2011. The information presented in this table is as of May 31, 2011, at which time he was not a manager of the Index Portfolio.
3	Mr. Ursillo became a portfolio manager of the Index Portfolio on October 1, 2011. The information presented in this table is as of May 31, 2011, at which time he was not a manager of the Index Portfolio.

LSV
Portfolio Manager[1]
Josef Lakonishok	Registered Investment Companies
	Number of Accounts	28
	Total Assets Managed	$8.987B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	41
	Total Assets Managed	$9.196B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	434
	Total Assets Managed	$48.334B
	Number of Accounts Subject to Performance Fee	29
	Assets of Accounts Subject to Performance Fee	$6.199B

Puneet Mansharamani, CFA	Registered Investment Companies
	Number of Accounts	28
	Total Assets Managed	$8.987B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	41
	Total Assets Managed	$9.196B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	434
	Total Assets Managed	$48.334B
	Number of Accounts Subject to Performance Fee	29
	Assets of Accounts Subject to Performance Fee	$6.199B

Menno Vermeulen, CFA	Registered Investment Companies
	Number of Accounts	28
	Total Assets Managed	$8.987B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles Managed
	Number of Accounts	41
	Total Assets Managed	$9.196B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	434
	Total Assets Managed	$48.334B
	Number of Accounts Subject to Performance Fee	29
	Assets of Accounts Subject to Performance Fee	$6.199B
1	If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.

Peregrine
Portfolio Manager[1]
Jason R. Ballsrud, CFA	Registered Investment Companies
	Number of Accounts	0
	Total Assets Managed	$0
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	0
	Total Assets Managed	$0
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	12
	Total Assets Managed	$750M
	Number of Accounts Subject to Performance Fee	1
	Assets of Accounts Subject to Performance Fee	$237M

Tasso H. Coin, Jr., CFA	Registered Investment Companies
	Number of Accounts	0
	Total Assets Managed	$0
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	0
	Total Assets Managed	$0
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	12
	Total Assets Managed	$750M
	Number of Accounts Subject to Performance Fee	1
	Assets of Accounts Subject to Performance Fee	$237M

William A. Grierson, CFA	Registered Investment Companies
	Number of Accounts	0
	Total Assets Managed	$0
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	0
	Total Assets Managed	$0
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	8
	Total Assets Managed	$389M
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0

Daniel J. Hagen, CFA	Registered Investment Companies
	Number of Accounts	0
	Total Assets Managed	$0
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Peformance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	0
	Total Assets Managed	$0
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	8
	Total Assets Managed	$389M
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0

Robert B. Mersky CFA	Registered Investment Companies
	Number of Accounts	0
	Total Assets Managed	$0
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	0
	Total Assets Managed	$0
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	8
	Total Assets Managed	$389M
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0

Douglas G. Pugh, CFA	Registered Investment Companies
	Number of Accounts	0
	Total Assets Managed	$0
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	0
	Total Assets Managed	$0
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	12
	Total Assets Managed	$750M
	Number of Accounts Subject to Performance Fee	1
	Assets of Accounts Subject to Performance Fee	$237M

James P. Ross, CFA	Registered Investment Companies
	Number of Accounts	0
	Total Assets Managed	$0
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	0
	Total Assets Managed	$0
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	8
	Total Assets Managed	$389M
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0

Paul E. von Kuster, CFA	Registered Investment Companies
	Number of Accounts	0
	Total Assets Managed	$0
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	0
	Total Assets Managed	$0
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	8
	Total Assets Managed	$389M
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0

1	If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.

Phocas Financial
Portfolio Manager[1]
Stephen L. Block, CFA	Registered Investment Companies
	Number of Accounts	2
	Total Assets Managed	$27M
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	0
	Total Assets Managed	$0
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	25
	Total Assets Managed	$762.2M
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0

William F.K. Schaff, CFA	Registered Investment Companies
	Number of Accounts	2
	Total Assets Managed	$27M
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	0
	Total Assets Managed	$0
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	25
	Total Assets Managed	$762.2
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
1	If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.

SSgA FM
Portfolio Manager[1]
Lynn Blake, CFA2,[3]	Registered Investment Companies
	Number of Accounts	101
	Total Assets Managed	$88.07B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	252
	Total Assets Managed	$296.96B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	315
	Total Assets Managed	$306.62B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0

Michael J. Brunell, CFA2,[4]	Registered Investment Companies
	Number of Accounts	20
	Total Assets Managed	$24.5B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	67
	Total Assets Managed	$40.2B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	203
	Total Assets Managed	$90.3B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0

Dwayne Hancock, CFA2,[3]	Registered Investment Companies
	Number of Accounts	101
	Total Assets Managed	$88.07B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles Managed
	Number of Accounts	252
	Total Assets Managed	$296.96B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	315
	Total Assets Managed	$306.62B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0

Allen Kwong2,[4]	Registered Investment Companies
	Number of Accounts	20
	Total Assets Managed	$24.5B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	67
	Total Assets Managed	$40.2B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	203
	Total Assets Managed	$90.3B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
1	If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.
2	Assets are managed on a team basis. This table refers to SSgA, comprised of all the investment management affiliates of State Street Corporation, including SSgA FM.
3	The Global Equity Beta Solutions Team does have account assets based upon performace.
4	The Fixed Income Index Team does have account assets based upon performace.

Systematic
Portfolio Manager[1]
D. Kevin McCreesh, CFA	Registered Investment Companies
	Number of Accounts	3
	Total Assets Managed	$159M
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	3
	Total Assets Managed	$133M
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	94
	Total Assets Managed	$3.155B
	Number of Accounts Subject to Performance Fee	1
	Assets of Accounts Subject to Performance Fee	$329M

Ronald M. Muchock, CFA	Registered Investment Companies
	Number of Accounts	9
	Total Assets Managed	$2.281B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	1
	Total Assets Managed	$100M
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	962
	Total Assets Managed	$3.014B
	Number of Accounts Subject to Performance Fee	1
	Assets of Accounts Subject to Performance Fee	$95M
1	If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.

Wells Capital Management
Portfolio Manager[1]
Erik C. Astheimer	Registered Investment Companies
	Number of Accounts	5
	Total Assets Managed	$4.1B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	1
	Total Assets Managed	$5.9M
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	29
	Total Assets Managed	$1.057B
	Number of Accounts Subject to Performance Fee	1
	Assets of Accounts Subject to Performance Fee	$78.6M

Michael J. Bray, CFA	Registered Investment Companies
	Number of Accounts	4
	Total Assets Managed	$3.82B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	2
	Total Assets Managed	$875.3M
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	10
	Total Assets Managed	$2.683B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0

Joseph M. Eberhardy, CFA, CPA	Registered Investment Companies
	Number of Accounts	7
	Total Assets Managed	$7.97B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles Managed
	Number of Accounts	2
	Total Assets Managed	$86M
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	30
	Total Assets Managed	$764M
	Number of Accounts Subject to Performance Fee	1
	Assets of Accounts Subject to Performance Fee	$246M

Francis Claró, CFA	Registered Investment Companies
	Number of Accounts	6
	Total Assets Managed	$1.445B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	1
	Total Assets Managed	$21.3M
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	14
	Total Assets Managed	$294.8M
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0

Michael Harris, CFA	Registered Investment Companies
	Number of Accounts	10
	Total Assets Managed	$4.184B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles Managed
	Number of Accounts	2
	Total Assets Managed	$32M
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	79
	Total Assets Managed	$5.142B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0

Troy Ludgood	Registered Investment Companies
	Number of Accounts	9
	Total Assets Managed	$8.2B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	2
	Total Assets Managed	$0.8B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	34
	Total Assets Managed	$10.2B
	Number of Accounts Subject to Performance Fee	1
	Assets of Accounts Subject to Performance Fee	$500M

Jay N. Mueller, CFA	Registered Investment Companies
	Number of Accounts	2
	Total Assets Managed	$2.083B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	0
	Total Assets Managed	$0
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	7
	Total Assets Managed	$86.7M
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0

Thomas O'Connor, CFA	Registered Investment Companies
	Number of Accounts	9
	Total Assets Managed	$8.2B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	2
	Total Assets Managed	$0.8B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	34
	Total Assets Managed	$10.2B
	Number of Accounts Subject to Performance Fee	1
	Assets of Accounts Subject to Performance Fee	$500M

Thomas C. Ognar, CFA	Registered Investment Companies
	Number of Accounts	7
	Total Assets Managed	$7.97B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	2
	Total Assets Managed	$86M
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	30
	Total Assets Managed	$764M
	Number of Accounts Subject to Performance Fee	1
	Assets of Accounts Subject to Performance Fee	$246M

Bruce C. Olson, CFA	Registered Investment Companies
	Number of Accounts	7
	Total Assets Managed	$7.97B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	2
	Total Assets Managed	$86M
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	30
	Total Assets Managed	$764M
	Number of Accounts Subject to Performance Fee	1
	Assets of Accounts Subject to Performance Fee	$246M

Thomas J. Pence, CFA	Registered Investment Companies
	Number of Accounts	21
	Total Assets Managed	$8.15B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	3
	Total Assets Managed	$40M
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	161
	Total Assets Managed	$7.337B
	Number of Accounts Subject to Performance Fee	1
	Assets of Accounts Subject to Performance Fee	$52M

I. Charles Rinaldi	Registered Investment Companies
	Number of Accounts	4
	Total Assets Managed	$4.771B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	1
	Total Assets Managed	$6.359M
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	31
	Total Assets Managed	$1.282B
	Number of Accounts Subject to Performance Fee	1
	Assets of Accounts Subject to Performance Fee	$86.9M

Michael Schneider, CFA	Registered Investment Companies
	Number of Accounts	5
	Total Assets Managed	$4.1B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	1
	Total Assets Managed	$5.9M
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	29
	Total Assets Managed	$1.057B
	Number of Accounts Subject to Performance Fee	1
	Assets of Accounts Subject to Performance Fee	$78.6M

Michael T. Smith, CFA	Registered Investment Companies
	Number of Accounts	14
	Total Assets Managed	$6.156B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	2
	Total Assets Managed	$14M
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	121
	Total Assets Managed	$4.437B
	Number of Accounts Subject to Performance Fee	1
	Assets of Accounts Subject to Performance Fee	$52M

David D. Sylvester	Registered Investment Companies
	Number of Accounts	13
	Total Assets Managed	$150.2B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	2
	Total Assets Managed	$17.4B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	0
	Total Assets Managed	$0
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
1	If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.

Material Conflicts of Interest. The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Portfolios and other accounts because the Portfolios may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Portfolios, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Portfolio. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Portfolios. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.
To minimize the effects of these inherent conflicts of interest, the Sub-Advisers have adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and ensure that all clients are treated fairly and equitably. Additionally, some of the Sub-Advisers minimize inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, the Sub-Advisers have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the "Advisers Act") to address potential conflicts associated with managing the Portfolios and any personal accounts the Portfolio Managers may maintain.

Artisan. Artisan's non-U.S. growth Portfolio Manager manages various types of portfolios for multiple clients within three investment strategies (non-U.S. growth, non-U.S. small-cap growth and global equity). These accounts may include accounts for registered investment companies, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations) and other private pooled investment vehicles. There are a number of ways in which the interests of Artisan, its portfolio managers and its other personnel might conflict with the interests of the Fund and its shareholders, including:

Sharing of Personnel, Services, Research and Advice Among Clients. Because all client accounts within Artisan's non-U.S. growth strategy, including the Fund's account, are managed similarly, substantially all of the research and portfolio management activities conducted by the investment team benefit all clients within the non-U.S. growth strategy. Artisan's administrative and operational personnel divide their time among services to the Fund and other client accounts.

Restrictions on Activities. Artisan generally does not tailor its investment management services to the individual needs of clients, but rather invests all of the accounts in a particular strategy in a similar manner. Therefore, client-imposed restrictions placed on one or more client accounts may impact the manner in which Artisan invests on behalf of all of its client accounts. For example, if most of a particular strategy's clients prohibit investing in derivatives, Artisan likely would not invest in derivatives for any client even if some clients' guidelines allow them to invest in derivatives.
To prevent the potentially negative impact that the actions by one client account or multiple client accounts may have on the manner in which Artisan invests on behalf of all of its client accounts, Artisan generally does not accept accounts subject to restrictions that Artisan believes would cause it to deviate from its stated investment strategy or adversely affect its ability to manage client accounts.
Investments in Issuers with Business Relationships with Artisan. From time to time, clients in a particular investment strategy, including the Fund in the non-U.S. growth strategy, may invest in a security issued by a company, or an affiliate of a company, that is also a client of Artisan or has another business relationship with Artisan or its affiliates. Likewise, clients in a particular investment strategy may invest in a security issued by a company a director or officer of which is also a director of Artisan Partners Funds, Inc., a registered investment company advised by Artisan. Artisan has written policies designed to prevent the misuse of material non-public information. The operation of those policies and of applicable securities laws may prevent the execution of an otherwise desirable transaction in a client account if Artisan believes that it is or may be in possession of material non-public information regarding the security that would be the subject of that transaction.
Artisan may allow its personnel to serve as a director of a public company. Because of the heightened risk of misuse, or allegations of misuse, of material nonpublic information, Artisan does not permit investment by client accounts or persons covered by Artisan's Code of Ethics in securities of any issuer of which an Artisan staff member is a director, except that such staff member may purchase and sell that company's securities for his or her own account or for the account of his or her immediate family members. This prohibition may foreclose investment opportunities that would be available to the Fund if the staff member were not a director.
Management Services Provided to or Business Relationships with the Fund's Service Providers. Artisan may provide separate account management services to or have other business relationships with entities that are, or affiliates of which are, service providers to the Fund. In every case, the compensation received by Artisan for its advisory services is consistent with the fees received by Artisan from clients that have no relationship with the Fund and fees paid by Artisan for services received is the same as or consistent with the fees paid to comparable service providers that have no relationship with the Fund.
Allocation of Portfolio Transactions Among Clients. Artisan seeks to treat all of its clients fairly when allocating investment opportunities among clients. Because Artisan's investment teams generally try to keep all client portfolios in that strategy invested in the same securities with approximately the same weightings (with exceptions for  client-imposed restrictions and limitations), most orders placed by Artisan's investment teams ask that a position be established or a security bought or sold to achieve a designated weighting, expressed as a percentage of the value of the portfolio. The trader(s) for that strategy generally have the authority and the responsibility for determining the number of shares required to be bought or sold in each account to achieve that outcome. To execute an investment team's order, the trader for that strategy usually places a single order across all participating accounts, except in certain markets where aggregated trades are not permitted or due to a client specific restriction or instruction. The trader also strives to use a single broker for execution of a given trade on any given day to manage transaction costs; however, with increasing fragmentation of securities markets and dispersion of sources of liquidity, the trader may use more than one broker. All participating accounts, including the Fund, then share (generally pro rata subject to minimum order size requirements) in the aggregated transaction, paying the same price and commission rate.
Because it is generally not known in advance how many shares will be received in most underwritten offerings, including initial public offerings, shares are allocated to client accounts after receipt. The shares are allocated among all of the accounts (i) eligible to purchase the security and with cash available to do so, and (ii) with respect to which the investment team has given an indication of interest, pro rata with reference to asset size and subject to minimum order size requirements. Artisan's proprietary accounts, which are discussed below, are not permitted to invest in underwritten offerings.
There also may be instances where a particular security is held by more than one investment strategy ("cross holdings") due to the overlap of their investment universes. For example, the capitalization ranges of some strategies overlap or a security may at times be of interest to both Artisan's growth and value, or Artisan's U.S. and non-U.S. teams. "Same way" transactions (that is, all buys or all sells) in a security held by more than one strategy are generally aggregated across all participating accounts. On occasion, the portfolio manager of one strategy may impose a price limit or some other differing instruction and so may decide not to participate in the aggregated order. In those cases, a trader works both trades in the market at the same time, subject to the requirements of the written trade processing procedures. When orders for a trade in a security are opposite to one another (that is, one portfolio is buying a security, while another is selling the security) and the trader receives a buy order while a sell order is pending (or vice versa), the traders will contact each portfolio manager involved to determine if either portfolio manager wishes to withdraw or modify his or her order. If both orders remain unmodified, the traders may proceed to work those orders in the markets, so long as the traders follow written trade processing procedures.
The procedures for aggregating portfolio transactions and allocating them among clients are reviewed regularly by Artisan and are included in Artisan's compliance program.
Soft Dollars. As an investment adviser, Artisan has an obligation to seek best execution for clients - that is, execution of trades in a manner intended, considering the circumstances, to secure that combination of net price and execution that will maximize the value of Artisan's investment decisions for the benefit of its clients. Subject to Artisan's duty to seek best execution, selection of brokers is affected by Artisan's receipt of research services.
Client commissions are used (i) to acquire third party research, including the eligible portion of certain "mixed use" research products, and (ii) for proprietary research provided by brokers participating in the execution process, including access to the brokers' traders and analysts, access to conferences and company managements, and the provision of market information.
When Artisan receives research products and services in return for client brokerage, it relieves Artisan of the expense it would otherwise bear of paying for those items with its own funds, which may provide an incentive to select a particular broker or dealer or electronic communication network ("ECN") that will provide it with research products or services. However, Artisan chooses those brokers or dealers it believes are best able to provide the best combination of net price and execution in each transaction.
Artisan uses client brokerage from accounts managed by an investment team for research used by that team. Because virtually all orders are aggregated across all accounts in a strategy for execution by a single broker, all participating accounts, including the Fund, generally will pay the same commission rate for trades and will share pro rata in the costs for the research, except for certain governmental clients that are subject to legal restrictions on the use of their commissions to pay for third-party research products and services (in which case Artisan pays for such products and services from its own funds).
Artisan has adopted written procedures with respect to soft dollars, which are included in Artisan's compliance procedures.

Proprietary and Personal Investments and Code of Ethics. Artisan's proprietary investments and personal investments by Artisan's personnel also may present potential conflicts of interest with Artisan's clients, including the Fund. Artisan from time to time uses a proprietary account to evaluate the viability of an investment strategy or bridge what would otherwise be a gap in a performance track record. Other proprietary or similar accounts, that may exist from time to time are, in general, treated like client accounts for purposes of allocation of investment opportunities. To the extent there is overlap between the investments of one or more proprietary accounts and the accounts of Artisan's clients, all portfolio transactions are aggregated and allocated pro rata among participating accounts, including the proprietary and other accounts. Artisan currently has one such proprietary account, which is not managed by Artisan's non-U.S. growth Portfolio Manager.

Personal transactions are subject to Artisan's Code of Ethics, which generally provides that personnel of Artisan may not take personal advantage of any information that they may have concerning Artisan's current investment program. The Code of Ethics requires pre-approval of most personal securities transactions believed to present potentially meaningful risk of conflict of interest (including acquisitions of securities as part of an initial public offering or private placement) and generally prohibits personnel from profiting from the purchase and sale, or sale and purchase, of the same (or equivalent) securities within sixty days. Certain transactions, including trading of mutual funds for which Artisan or its affiliates act as adviser or subadviser, are excluded from the short-term trading limitation. Trading in mutual fund shares is excluded from that prohibition because funds, including the Fund, typically have their own policies and procedures related to short-term trading activity.

In addition, the Code of Ethics requires reports of personal securities transactions (which generally are in the form of duplicate confirmations and brokerage account statements) to be filed with Artisan's compliance department quarterly or more frequently. Those reports are reviewed for conflicts, or potential conflicts, with client transactions.

The Code of Ethics prohibits the purchase and sale of securities to and from client accounts. The Code of Ethics also contains policies designed to prevent the misuse of material, non-public information and to protect the confidential information of Artisan's clients.

Fees. Like the fees Artisan receives from the Fund, the fees Artisan receives as compensation from other client accounts are typically calculated as a percentage of the client's assets under management. However, Artisan may, under certain circumstances, negotiate performance-based fee arrangements. Performance-based fee arrangements are negotiated with clients on a case-by-case basis and may include, among other types of arrangements, fulcrum fee arrangements (in which the fee is based on Artisan's actual performance against an agreed upon benchmark), a fee based upon appreciation of assets under management for the client or a fee based upon the amount of gain in an account. As of May 31, 2011, Artisan had five separate accounts with performance-based fees encompassing all of its investment strategies. None of the five separate accounts are in Artisan's non-U.S. growth strategy. Although Artisan may have an incentive to manage the assets of accounts with performance-based fees differently from its other accounts, Artisan believes that potential conflict is effectively controlled by Artisan's procedures to manage all clients within a particular strategy similarly regardless of fee structure.

C&B. In the case of C&B, the Portfolio Managers manage accounts on a team basis so the Portfolio Managers may be subject to the potential conflicts of interests described above. Accordingly, performance and allocation of securities are closely monitored to ensure equal treatment and C&B has implemented policies and procedures to ensure that clients are treated fairly and that potential conflicts of interest are minimized.
Galliard. In the case of Galliard, the Portfolio Managers may be subject to the potential conflicts of interests described above.

Golden Capital. The policies of Golden Capital require that portfolio managers treat all accounts they manage equitably and fairly in the face of such real or potential conflicts.
Golden Capital does not receive a performance fee for its management of the Funds. Golden Capital and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Funds - for instance, those that pay a higher advisory fee and/or have a performance fee. The policies of Golden Capital, however, require that portfolio managers treat all accounts they manage equitably and fairly.
Golden Capital has policies and procedures to address the various potential conflicts of interest described above. Similarly, each advisor has policies and procedures designed to ensure that investments and investment opportunities are allocated fairly across accounts, and that the interests of client accounts are placed ahead of a portfolio manager's personal interests. However, there is no guarantee that such procedures will detect or address each and every situation where a conflict arises.

LSV. In the case of LSV, the Portfolio Managers may be subject to the potential conflicts of interest described above.
The same team of portfolio managers is responsible for the day-to-day management of all of LSV's accounts. A potential conflict of interest could arise in relation to the accounts with a performance-based fee relative to other accounts in the same strategy without a performance-based fee, and accounts in which employees may be invested. LSV has policies and procedures, including brokerage and trade allocation policies and procedures, to monitor for this potential conflict and designed to ensure that investment opportunities are fairly allocated to all clients.
Furthermore, LSV has adopted a Code of Ethics and Personal Trading Policy under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the "Advisers Act") to address potential conflicts associated with managing the Portfolios and any personal accounts the Portfolio Managers may maintain.

Phocas. In the case of Phocas, the Portfolio Managers who have day-to-day management responsibilities with respect to other accounts may be presented with potential or actual conflicts of interest. The management of other accounts may result in a Portfolio Manager devoting unequal time and attention to the management of the Fund and/or other accounts. Phocas believes that the Portfolio Managers are able to devote sufficient attention to the management of the Fund, and Phocas seeks to manage such competing interests for the time and attention of the Portfolio Managers. With respect to securities transactions for the Fund, Phocas determines which broker to use to execute each transaction consistent with its duty to seek best execution of the transaction. If Phocas believes that the purchase or sale of a security is in the best interest of more than one of its clients, it may aggregate the securities to be purchased or sold to obtain favorable execution and/or lower brokerage commissions. Phocas will allocate securities so purchased or sold in the manner that it considers being equitable and consistent with its fiduciary obligations to its clients. Phocas does not anticipate any material conflicts of interest between management of the Fund and other funds and accounts managed by the firm. Phocas' brokerage and trading policies are designed to ensure that no conflicts arise between transactions involving the Fund and those involving separately managed or other accounts and to mitigate conflicts of interest, if any arise.

Peregrine. In the case of Peregrine, the Portfolio Managers hold the same securities in the same proportionate weightings, subject to client and float/liquidity constraints and cash flows. Performance and allocation of securities are closely monitored to ensure equal treatment. Accordingly, the Portfolio Managers have not experienced material conflicts of interests in managing multiple accounts.

SSgA FM. A Portfolio Manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Fund. Potential conflicts may arise out of (a) the Portfolio Manager's execution of different investment strategies for various accounts or (b) the allocation of investment opportunities among the Portfolio Manager's accounts with the same strategy.

A potential conflict of interest may arise as a result of the Portfolio Manager's responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the Portfolio Manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The Portfolio Manager may also manage accounts whose objectives and policies differ from that of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the Portfolio Manager may have adverse consequences for another account managed by the Portfolio Manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

A potential conflict may arise when the Portfolio Manager is responsible for accounts that have different advisory fees - the difference in fees could create an incentive for the Portfolio Manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the Portfolio Manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

Systematic. Systematic is an affiliated firm of Affiliated Managers Group (AMG). Systematic operates independently as a separate, autonomous affiliate of AMG, which has equity investments in a group of investment management firms including Systematic, and as a result, Systematic does not have information on other AMG affiliates in this regard. The AMG affiliates do not formulate advice for Systematic's clients and do not, in the firm's view, present any potential conflict of interest with Systematic's clients.
At Systematic, portfolio managers oversee the investment of various types of accounts in the same strategy such as mutual funds, pooled investment vehicle and separate accounts for individuals and institutions. Investment decisions generally are applied to all accounts utilizing that particular strategy taking into consideration client restrictions, instructions and individual client needs. A portfolio manager may manage an account whose fees may be higher or lower than the basic fee schedule to provide for varying client circumstances. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of client trades.
During the normal course of managing assets for multiple clients of varying types and asset levels, Systematic will inevitably encounter conflicts of interest that could, if not properly addressed, be harmful to one or more of its clients. Those of a material nature that are encountered most frequently involve security selection, employee personal securities trading, proxy voting and the allocation of securities. To mitigate these conflicts and ensure its clients are not impacted negatively by the adverse actions of Systematic or its employees, Systematic has implemented a series of policies including, but not limited to, its Code of Ethics, which addresses personal securities trading, Proxy Voting Policy and Trade Error Policy designed to prevent and detect conflicts when they occur.
Moreover, in order to reduce the possibility of an actual or apparent conflict of interest, Systematic's employees should not accept inappropriate gifts, gratuities, entertainment, special accommodations, or other things of material value that could influence their decision-making or suggest that they are beholden to any particular person or firm. Similarly, the firm's employees should not offer gifts, favors, entertainment or other things of value that could be viewed as overly generous or aimed at influencing decision-making. Gift and entertainment policies and procedures must be followed to help avoid any issues. Also, business and compliance associates monitor such activity.
In addition, employees may not serve on the board of directors or as an officer of any private or publicly traded company unless approved by the Chief Compliance Officer and by Systematic's Management Committee. In each case, a determination will be made based on consideration of whether the service poses a conflict with the interests of Systematic's clients or business relationships.
Furthermore, employees may not render investment advisory services to any person or entity not a client of Systematic, or a member of (or trust or other arrangement for the benefit of) the family of, or a close personal friend of, the employee without first obtaining the permission of a Designated Officer.
Systematic reasonably believes that these and other policies combined with the periodic review and testing performed by its compliance professionals adequately protects the interest of its clients.
Wells Capital Management. Wells Capital Management's Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

Compensation. The Portfolio Managers were compensated by their employing sub-adviser from the fees the Adviser paid the Sub-Adviser using the following compensation structure:
Artisan Compensation. Each Artisan portfolio manager is compensated through a fixed base salary or similar payment and a subjectively determined incentive bonus or payment that is a portion of a bonus pool, the aggregate amount of which is tied to fee revenues generated by all accounts included within the manager's investment strategy, including the Fund. Portfolio managers are not compensated based on the performance of accounts, except to the extent that positive account performance results in increased investment management fees earned by Artisan based on assets under management. Incentive bonuses are based on revenues earned with respect to the investment strategy, rather than on investment performance, because Artisan believes this method aligns portfolio managers' interests more closely with the long-term interests of clients and Fund shareholders. Artisan portfolio managers also participate in group life, health, medical reimbursement, and retirement plans that are generally available to all of Artisan's salaried employees. All of Artisan's senior professionals, including the Portfolio Manager, have or are expected to have over a reasonable time limited partnership interests in Artisan Partners Holdings LP.
C&B Compensation. The C&B Portfolio Managers are compensated using substantially identical compensation structures for all accounts managed. Compensation is divided between base salary, performance-based bonuses and profit distributions from equity ownership. The firm seeks to balance individual incentives with portfolio and firm-level incentives. C&B measures performance of securities against the S&P 500 Index and the Russell 1000 Value Index for the Large Cap Value strategy accounts. The majority of the team participates in an annual bonus pool with allocations determined by a peer review process. Allocations vary depending upon individual contributions to the firm's investment success. Among other considerations C&B measures the four-year rolling investment results attributed to each team-members' stock selections. Partners receive distributions based on their percentage ownership and the profitability of the firm.

Galliard Compensation. The Portfolio Managers at Galliard are compensated using a fixed base salary, pension and retirement plan. The partners and principals of Galliard also participate in a profit sharing pool which is funded based on the firm's financial performance. The allocation of profit sharing to principals is based on their overall job performance and contribution to the firm. These payments are in addition to traditional bonus payments the principals receive based on investment performance of client accounts. Partners are allocated the balance of profits after the principals receive their payments on a fixed percentage basis based on their individual profit shares.

Golden Capital. The portfolio managers receive base compensation consisting of a fixed annual salary that is competitive with industry standards, incentive compensation and participation in the firm's 401(k) profit sharing plan. Individual compensation amounts are influenced by client retention, asset growth, individual performance and the profitability of the firm. The firm currently does not have a precise formula for attributing weights to each of these criteria in determining total compensation.
LSV Compensation. The Portfolio Managers at LSV receive a salary and discretionary bonus that is not linked to any specific factors such as performance or asset level. As a partner of LSV, each of the Portfolio Managers receives a portion of the overall profits of the firm.

Peregrine Compensation. Peregrine's Portfolio Managers are compensated with a fixed cash salary plus incentives. Peregrine's compensation structure is heavily skewed toward incentives, which are based primarily on the revenue generated by the investment style and overall firm profitability. Style revenue reflects investment performance, client retention and asset growth, aligning interests of portfolio managers with their clients. Each equity style is limited to 25 relationships, and Peregrine's small cap strategies also have asset constraints, enabling the Portfolio Managers to be intimately involved in each relationship and ensuring that size does not overwhelm investment opportunities. Finally, a portion of the incentive compensation is tied to pre-tax investment performance relative to standard indices.

Phocas Compensation. The Portfolio Managers are compensated with a salary and bonus package. Phocas' bonus pool is determined by Phocas' profits, and distributed based on an individual's performance against personal long and short term goals, coinciding with the performance of the Fund and not based on the asset size of the Fund. The Portfolio Managers do not participate in a company-sponsored retirement plan and receive standard benefits commensurate with the other employees of the firm. Portfolio Managers do not receive deferred compensation.

SSgA FM Compensation. The compensation of SSgA FM's investment professionals is based on a number of factors. The first factor considered is external market. Through a compensation survey process, SSgA seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and other incentives. The second factor taken into consideration is the size of the pool available for compensation. SSgA is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of SSgA and its affiliates. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. Further note that the employee's manager, in conjunction with the senior management of the employee's business unit, would be responsible for individual compensation decisions. These decisions are based on the performance of the employee and, as mentioned above, on the performance of the firm and business unit.
Systematic Compensation. The compensation package for Systematic's Portfolio Managers who are also Partners consists of a fixed base salary and a share of the Firm's profits based on each Partners' respective individual ownership position in Systematic. Total compensation is influenced by Systematic's overall profitability, and is therefore based in part on the aggregate performance of all of Systematic's portfolios. Portfolio managers are not compensated based solely on the performance of, or the value of assets held in, any product managed by Systematic. Accordingly, compensation is based in part on performance measured against the Russell 1000 Index and the Russell 1000 Value Index. Moreover, the Portfolio Managers are provided with a benefits package, including health insurance, and participation in a company 401(K) plan, comparable to that received by other Systematic employees.

Wells Capital Management Compensation. The compensation structure for Wells Capital Management's Portfolio Managers includes a competitive fixed base salary plus variable incentives (Wells Capital Management utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to pretax relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account's individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund's portfolio may be compared for these purposes generally are indicated in the "Performance" sections of the Prospectuses.
Beneficial Ownership in the Portfolios. None of the Portfolio Managers beneficially owned any of the Portfolios' securities as of the February Portfolios' fiscal year ended February 28, 2011, or the May Portfolios' fiscal year ended May 31, 2010.

ITEM 21. BROKERAGE ALLOCATION AND OTHER PRACTICES

The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to the supervision of the Trust's Board and the supervision of the Adviser, the Sub-Advisers are responsible for the Portfolios' portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Sub-Advisers to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the broker-dealer's risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission. While the Sub-Advisers generally seek reasonably competitive spreads or commissions, the Portfolios will not necessarily be paying the lowest spread or commission available.
Purchases and sales of equity securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, affiliated broker-dealers. However, the Portfolios and Funds Management have adopted a policy pursuant to Rule 12b-1(h) under the 1940 Act that prohibits the Portfolios from directing portfolio brokerage to brokers who sell Portfolio Interests as compensation for such selling efforts. In the over-the-counter market, securities are generally traded on a "net" basis with broker-dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the broker-dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.
Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to broker-dealers serving as market makers for the securities at a net price. The Portfolios also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Portfolios' portfolio securities transactions will consist primarily of broker-dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Portfolio may purchase securities from underwriting syndicates of which the Distributor or Funds Management is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Trustees.
In placing orders for portfolio securities of a Portfolio, a Portfolio's Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that a Sub-Adviser will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates. Furthermore, the Adviser oversees the trade execution procedures of a Sub-Adviser to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.
The Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results for a portfolio transaction, give preference to a broker-dealer that has provided statistical or other research services to the Sub-Adviser. In selecting a broker-dealer under these circumstances, a Sub-Adviser will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer.
The Sub-Adviser may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services. The research services generally include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the advisability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto. By allocating transactions in this manner, a Sub-Adviser is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by the Sub-Adviser under the advisory contracts, and the expenses of the Sub-Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by broker-dealers through which a sub-adviser places securities transactions for a Portfolio may be used by the Sub-Adviser in servicing its other accounts, and not all of these services may be used by the Sub-Adviser in connection with advising the Portfolios.

Portfolio Turnover. The portfolio turnover rate is not a limiting factor when Funds Management deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Portfolios whenever such changes are believed to be in the best interests of the Portfolios and their Interestholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Portfolio's investment securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expense to the Portfolios, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover may also increase the Portfolio's obligation to make distributions.
From time to time, Funds Management may waive fees from a Portfolio in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on the Portfolio's performance.

The table below shows the following May Portfolios' portfolio turnover rate for the last two fiscal periods.

Portfolio	May 31, 2011	May 31, 2010
Inflation-Protected Bond	19%	31%
Managed Fixed Income	73%	59%
Stable Income	68%[1]	10%
Total Return Bond	761%	638%
1	The Stable Income Portfolio's turnover rate increased during the most recent fiscal year due to a change in the Portfolio's strategy and raising the raising of cash for another portfolio manager.

The following May Portfolios recently changed their fiscal year ends from September 30th to May 31st. The table below shows each Portfolios' portfolio turnover rate for the period from October 1, 2010 to May 31, 2011 as well as the previous two fiscal years ended September 30th. The Diversified Large Cap Growth Portfolio commenced operations on January 28, 2011 and has no portfolio turnover rate to report prior to that date.

Portfolio	May 31, 2011	September 30, 2010	September 30, 2009
C&B Large Cap Value	17%	13%	28%
Diversified Large Cap Growth	101%	N/A	N/A
Emerging Growth	59%	97%	147%
Equity Value	133%	122%	142%
Index	3%	22%	10%[1]
International Equity	35%[2]	105%	212%[3]
International Growth	53%	88%	95%
International Index	3%	20%	13%
International Value	15%	27%	41%
Large Company Value	38%	46%	11%
Small Cap Value	57%	38%	50%
Small Company Growth	64%	129%	169%
Small Company Value	45%	60%	99%
1	The increase in turnover is attributed to the higer volatility in the S&P 500 over the same period, resulting in higher than normal cash flows which were either liquidated or invested thus resulting in higher turnover for the Portfolio.
2	Turnover during the period ended May 31, 2011 was within the more typical range expected in more normal market conditions. The portfolio turnover rate represented a sizable reduction from the level of the previous period when turnover had risen sharply due to the challenges presented by the extremely volatile market conditions experienced in that year.
3	The increase in turnover resulted from a change in Sub Advisers to the Portfolio effective March 2, 2009.

The table below shows the following February Portfolios' portfolio turnover rate for the last two fiscal periods.

Portfolio	February 28, 2011	February 28, 2010
Diversified Fixed Income[1]	57%	113%
Diversified Stock	18%	22%
1	In the period of 03/01/2010 - 02/28/2011 the composition of the WELLS index changed by 48.42%. This is measured as the absolute sum of the percentage change of bonds entering, exiting, and adjusting within the index. The turnover of the portfolio, which was measured as 57%, was higher and can be explained by hedging activity in the portfolio associated with both rebalancing cash flows and adding new issues.

Brokerage Commissions. For the fiscal years indicated below, the May Portfolios listed below paid the following aggregate amounts of brokerage commissions on brokerage transactions.

Portfolio	Commissions Paid
May 31, 2011
Inflation-Protected Bond Portfolio	$270
Managed Income Portfolio	$0
Stable Income Portfolio	$100
Total Return Bond Porfolio	$0
May 31, 2010
Inflation-Protected Bond Portfolio	$189
Managed Income Portfolio	$676
Stable Income Portfolio	$0
Total Return Bond Porfolio	$0
May 31, 2009
Inflation-Protected Bond Portfolio	$1,816[1]
Managed Income Portfolio	$0
Stable Income Portfolio	$0
Total Return Bond Porfolio	$0
1	The volume of futures transactions, and the corresponding commissions paid by the Portfolio for this period, were down from the previous fiscal year due to a decrease in futures transaction opportunities that the sub-adviser deemed attractive.

The following May Portfolios recently changed their fiscal year ends from September 30th to May 31st. The May Portfolios listed below table paid the following aggregate amounts of brokerage commissions on brokerage transactions. The Diversified Large Cap Growth Portfolio commenced operations on January 28, 2011 and thus did not pay any brokerage commissions prior to that date.

Porfolio	Commissions Paid
May 31, 2011
C&B Large Cap Value Portfolio	$104,456
Diversified Large Cap Growth Portfolio	$157,874
Emerging Growth Portfolio[1]	$92,780
Equity Value Portfolio	$518,683
Index Portfolio	$9,065
International Equity Portfolio	$31,808
International Growth Portfolio	$165,773
International Index Portfolio	$1,553
International Value Portfolio	$58,447
Large Company Value Portfolio	$29,660
Small Cap Value Portfolio	$147,950
Small Company Growth Portfolio	$823,949
Small Company Value Portfolio	$368,286
September 30, 2010
C&B Large Cap Value Portfolio	$214,412
Emerging Growth Portfolio[1]	$89,827
Equity Value Portfolio	$843,337
Index Portfolio	$149,786
International Equity Portfolio	$222,494
International Growth Portfolio	$287,197
International Index Portfolio	$15,204
International Value Portfolio	$59,532
Large Company Value Portfolio	$260,737
Small Cap Value Portfolio	$187,961
Small Company Growth Portfolio	$1,633,671
Small Company Value Portfolio	$1,441,461
September 30, 2009
C&B Large Cap Value Portfolio	$371,412
Emerging Growth Portfolio[1]	$446,879
Equity Value Portfolio	$1,443,518
Index Portfolio	$176,952
International Equity Portfolio	$304,890
International Equity Portfolio	$3,480[2]
International Growth Portfolio	$1,478,069
International Index Portfolio	$10,683[3]
International Value Portfolio	$108,827
Large Copmany Value Portfolio	$176,952
Small Cap Value Portfolio	$773,263[4]
Small Company Growth Portfolio	$3,043,326
Small Company Value Portfolio	$1,973,894
September 30, 2008
C&B Large Cap Value Portfolio	$617,466
Emerging Growth Portfolio[1]	$429,645[5]
Equity Value Portfolio	$1,419,429
Index Portfolio	$137,865
International Equity Portfolio	$213,794
International Growth Portfolio	$431,252
International Index Portfolio	$26,956
International Value Portfolio	$103,529
Large Company Value Portfolio	$218,981[6]
Small Cap Value Portfolio	$499,322[3]
Small Company Growth Portfolio	$5,028,756
Small Company Value Portfolio	$1,759,131
1	The increase in commission for 2008 was due to an increase in asset size and reflects a full twelve month period. The Portfolio commenced operations January 31, 2007, thus the period ending September 30, 2007 reflects commissions paid for less than a full year.
2	Amount shown reflects the commissions paid by New Star for the period October 1, 2008 to March 1, 2009.
3	The assets of the Portfolio declined due to market conditions, resulting in lower commissions.
4	The increase resulted from a liquidation of shares of the portfolio in the final three months of the fiscal period indicated.
5	Commenced operations on January 31, 2007.
6	The decrease in total commissions was due to decrease in asset size in 2008.

For the fiscal periods indicated below, the February Portfolios listed below paid the following aggregate amounts of brokerage commissions on brokerage transactions.

Fiscal Year or Period Ended/Fund	Total Paid to all Brokers
February 28, 2011
Diversified Fixed Income Portfolio	$0
Diversified Stock Portfolio	$511,830
Short-Term Investment Portfolio	$0
February 28, 2010
Diversified Fixed Income Portfolio	$0
Diversified Stock Portfolio	$777,021
Short-Term Investment Portfolio	$0
February 28, 2009
Diversified Fixed Income Portfolio	$0
Diversified Stock Portfolio	$539,341
Short-Term Investment Portfolio	$0

Directed Brokerage Commissions. For the fiscal year ended May 31, 2011, the May Portfolios listed below directed brokerage transactions to a broker for research services, and paid the following commissions based on the stated total amount of transactions. Each of the May Portfolios listed below (except for the Managed Fixed Income Portfolio and the Stable Income Portfolio) recently changed their fiscal year ends from September 30th to May 31st. The table below shows directed brokerage data for each of the listed May Portfolios (except the Managed Fixed Income Portfolio and the Stable Income Portfolio) for the period from October 1, 2010 to May 31, 2011 as well as the previous fiscal year ended September 30th.  The Diversified Large Cap Growth Portfolio commenced operations on January 28, 2011 and thus has no directed-brokerage commissions to report prior to that date.
For the fiscal year ended February 28, 2011, none of the February Portfolios directed brokerage transactions to a broker for research services.

Fiscal Year or Period Ended/Portfolio	Commissions Paid	Transactions Value
May 31, 2011
C&B Large Cap Value	$95,999	$114,333,605
Diversified Large Cap	$2,295	$4,370,476
Emerging Growth	$3,895	$7,302,008
Equity Value	$518,683	$795,482,076
International Equity	$207,277	$174,106,660
International Growth	$9,029	$6,337,654
International Value	$58,449	$117,487,228
Large Company Value	$77,912	$313,512,046
Managed Fixed Income	$0	$697,983,885
Small Cap Value	$407,545	$162,349,081
Small Company Growth	$273,167	$118,145,501
Small Company Value	$56,665	$20,845,233
Stable Income	$0	$155,572,586
September 30, 2010
C&B Large Cap Value	$187,457	$144,300,812
Emerging Growth	$25,384	$27,497,540
Equity Value	$118,620	$605,310,310
International Equity[1]	$47,065	$39,837,955
International Growth	$18,860	$11,030,270
International Value	$78,639	$159,756,939
Large Company Value	$60,861	$209,216,773
Small Cap Value	$23,676	$7,296,544
Small Company Growth	$2,022,802	$877,218,791
Small Company Value	$602,324	$280,014,817
1	Effective March 2, 2009, Evergreen Investments became the Sub-Adviser for the Portfolio. Amounts shown reflect brokerage commisions and total transactions for the period March 2, 2009 to September 30, 2009. Subsequently, Wells Capital Management replaced Evergreen Investments as Sub-Adviser to the International Equity Portfolio effective July 19, 2010. During the period October 1, 2008, to March 1, 2009, the Portfolio's previous Sub-Adviser, New Star, did not direct brokerage transactions for such services.

None of the Portfolios paid commissions to an affiliated broker for their most recently completed fiscal years.

Securities of Regular Broker-Dealers. As of May 31, 2010, the following May Portfolios held securities issued by the Trust's regular broker-dealers (as defined under Rule 10b-1 of the 1940 Act), or their parents companies, in the indicated amounts:

Regular Broker Dealers
Portfolio	Broker/Dealer	Amount
Managed Fixed Income Portfolio	JPMorgan Chase & Co.		$3,710,757
	Credit Suisse AG		$3,229,787
	Citigroup Incorporated		$1,334,387
	Barclays Capital Incorporated		$716,250
	HSBC Securities		$594,166
	Morgan Stanley		$520,835
	Deutsche Bank		$461,875
	Goldman Sachs		$96,025
Total Return Bond Portfolio	Bank of America Securities		$19,905,154
	Goldman Sachs		$15,846,285
	Morgan Stanley		$3,562,257
	JPMorgan Chase & Co.		$12,986,906
	Barclays Capital Incorporated		$4,719,261
	BNP Paribas		$10,641,479
	Credit Suisse First Boston		$9,559,758
	Citigroup Incorporated		$14,059,136

Regular Broker Dealers
Porfolio	Broker/Dealer	Amount
C&B Large Cap Value Portfolio	JP Morgan Chase & Co.		$12,907,140
Equity Value Portfolio	Citigroup Incorporated		$9,208,136
	JP Morgan Chase & Co.		$16,915,488
Index Portfolio	Citigroup Incorporated		$24,339,468
	Goldman Sachs		$14,911,469
International Equity Porfolio	Banco Santander		$130,914
	Credit Suisse First Boston		$284,751
	UBS AG		$248,711
International Value Portfolio	Credit Suisse First Boston		$3,284,594
Large Company Value Portfolio	JP Morgan Chase & Co.		$2,086,157
	Citigroup Incorporated		$724,273

As of February 28, 2011, the following February Portfolios held securities issued by the Trust's regular broker-dealers (as defined under Rule 10b-1 of the 1940 Act), or their parents companies, in the indicated amounts:

Regular Broker Dealers
Fund	Broker/Dealer	Amount
Diversified Fixed Income Portfolio	Morgan Stanley		$20,949,486
	Bank of America		$20,392,593
	Barclay's Capital Incorporated		$5,728,336
	Citigroup Incorporated		$27,888,840
	Nomura Asset Securities Corporation		$1,532,722
	Deutsche Bank		$5,353,835
	JPMorgan Chase & Company		$21,694,122
	Credit Suisse		$9,928,957
	UBS Securities		$5,006,780
	Goldman Sachs & Company		$23,542,913
Diversified Stock Portfolio	Credit Suisse		$3,204,001
	Deutsche Bank		$3,811,818
	Goldman Sachs & Company		$10,521,719
	Morgan Stanley		$4,913,583
	UBS Securities		$4,523,437
	Barclay's Capital Incorporated		$4,008,541
	Citigroup Incorporated		$15,739,308
	Investment Tech Group		$1,342,415
	JPMorgan Chase & Company		$21,182,179
Short Term Investment Portfolio	JPMorgan Chase & Company		$3,000,302
	Bank of America		$7,506,642
	Barclay's Capital Incorporated		$6,998,820
	Citigroup Incorporated		$3,000,000
	BNP Paribas		$10,000,000
	Deutsche Bank		$8,946,657
	RBS Securities		$1,998,710

ITEM 22. CAPITAL STOCK AND OTHER SECURITIES

Under the Amended and Restated Declaration of Trust, the Trustees are authorized to issue Interests in one or more separate and distinct series. Investments in each Portfolio have no preference, preemptive, conversion or similar rights and are fully paid and nonassessable, except as set forth below. Each investor in a Portfolio is entitled to a vote in proportion to the amount of its investment therein. Investors in the Portfolios will all vote together in certain circumstances (e.g., election of the Trustees and ratification of auditors, as required by the 1940 Act and the rules there under). One or more Portfolios could control the outcome of these votes. Investors do not have cumulative voting rights, and investors holding more than 50% of the aggregate Interests in the Trust or in a Portfolio, as the case may be, may control the outcome of votes. The Trust is not required and has no current intention to hold annual meetings of investors, but the Trust will hold special meetings of investors when (1) a majority of the Trustees determines to do so or (2) investors holding at least 10% of the Interests in the Trust (or a Portfolio) request in writing a meeting of investors in the Trust (or Portfolio). Except for certain matters specifically described in the Amended and Restated Declaration of Trust, the Trustees may amend the Trust's Amended and Restated Declaration of Trust without the vote of Interestholders.
The Trust, with respect to a Portfolio, may enter into a merger or consolidation, or sell all or substantially all of its assets, if approved by the Trust's Board. A Portfolio may be terminated (1) upon liquidation and distribution of its assets, if approved by the vote of a majority of the Portfolio's outstanding voting securities (as defined under the 1940 Act) or (2) by the Trustees on written notice to the Portfolio's investors. Upon liquidation or dissolution of any Portfolio, the investors therein would be entitled to share pro rata in its net assets available for distribution to investors.
The Trust is organized as a statutory trust under the laws of the State of Delaware. The Trust's Interestholders are not personally liable for the obligations of the Trust under Delaware law. The Delaware Statutory Trust Act provides that an Interestholder of a Delaware statutory trust shall be entitled to the same limitation of liability extended to shareholders of private corporations for profit. However, no similar statutory or other authority limiting statutory trust Interestholder liability exists in many other states, including Texas. As a result, to the extent that the Trust or an Interestholder is subject to the jurisdiction of courts in those states, the courts may not apply Delaware law, and may thereby subject the Trust to liability. To guard against this risk, the Trust Instrument of the Trust disclaims liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into by the Trust or its Trustees, and provides for indemnification out of Trust property of any Interestholder held personally liable for the obligations of the Trust. Thus, the risk of an Interestholder incurring financial loss beyond his investment because of shareholder liability is limited to circumstances in which (1) a court refuses to apply Delaware law, (2) no contractual limitation of liability is in effect, and (3) the Trust itself is unable to meet its obligations.

ITEM 23. PURCHASE, REDEMPTION, AND PRICING OF SHARES

Beneficial Interests in the Portfolios are issued by the Trust in private placement transactions which do not involve a "public offering" within the meaning of Section 4(2) of the 1933 Act. Investments in the Portfolios may only be made by investment companies or other entities which are "accredited investors" within the meaning of Regulation D under the 1933 Act.
In addition to cash purchases of Interests, if accepted by the Trust, investments in Beneficial Interests of a Portfolio may be made in exchange for securities which are eligible for purchase by the Portfolio and consistent with the Portfolio's investment objective and policies as described in Part A. In connection with an in-kind securities payment, a Portfolio may require, among other things, that the securities (i) be valued on the day of purchase in accordance with the pricing methods used by the Portfolio; (ii) are accompanied by satisfactory assurance that the Portfolio will have good and marketable title to such securities received by it; (iii) are not subject to any restrictions upon resale by the Portfolio; (iv) be in proper form for transfer to the Portfolio; and (v) are accompanied by adequate information concerning the tax basis and other tax matters relating to the securities. All dividends, interest, subscription or other rights pertaining to such securities shall become the property of the Portfolio engaged in the in-kind purchase transaction and must be delivered to such Portfolio by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale. Shares purchased in exchange for securities generally cannot be redeemed until the transfer has settled.
In 1994, the Commission granted an exemptive order which permitted CT, certain Norwest Advantage funds and other open-end management investment companies or their separate series for which Norwest Bank Minnesota, N.A. ("Norwest") (or any person controlled by, controlling or under common control with Norwest) acts as investment adviser to invest in the core portfolios of CT. The original exemptive order, which imposed several substantive conditions upon CT and Norwest Advantage funds, was amended effective August 6, 1996, to permit any Norwest Advantage fund to invest all or a portion of its assets in a CT portfolio, irrespective of investment style, and which removed certain restrictions imposed on CT thereby permitting CT to accept investments from persons other than Norwest Advantage funds. The exemptive order remains in effect for the successor entities to these parties.
The Trust is required to redeem all full and fractional units of Interests in the Trust. The redemption price is the net asset value per unit of each Portfolio next determined after receipt by the Portfolio of a request for redemption in proper form.
The Trustees may specify conditions, prices, and places of redemption, and may specify binding requirements for the proper form or forms of requests for redemption. Payment of the redemption price may be wholly or partly in securities or other assets at the value of such securities or assets used in such determination of NAV, or may be in cash. Upon redemption, Interests shall not be canceled and may be reissued from time to time. The Trustees may require Interestholders to redeem Interest for any reason under terms set by the Trustees, including the failure of a Interestholder to supply a personal identification number if required to do so, or to have the minimum investment required, or to pay when due for the purchase of Interest issued to him. To the extent permitted by law, the Trustees may retain the proceeds of any redemption of Interests required by them for payment of amount due and owing by an Interestholder to the Trust or any Series or Class. Notwithstanding the foregoing, the Trustees may postpone payment of the redemption price and may suspend the right of the Interestholders to require any Series or Class to redeem Interests during any period of time when and to the extent permissible under the 1940 Act.
If the Trustees postpone payment of the redemption price and suspend the right of Interestholders to redeem their Interests, such suspension shall take effect at the time the Trustees shall specify, but not later than the close of business on the business day next following the declaration of suspension. Thereafter Interestholders shall have no right of redemption or payment until the Trustees declare the end of the suspension. If the right of redemption is suspended, an Interestholder may either withdraw his or her request for redemption or receive payment based on the NAV per Interest next determined after the suspension terminates.
If the Trustees shall determine that direct or indirect ownership of Interests of any Portfolio has become concentrated in any person to an extent that would disqualify any Portfolio as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), then the Trustees shall have the power (but not the obligation) by lot or other means they deem equitable to (a) call for redemption by any such person of a number, or a principal amount, of Interests sufficient to maintain or bring the direct or indirect ownership of Interests into conformity with the requirements for such qualification, and (b) refuse to transfer or issue shares to any person whose acquisition of Interests in question would, in the Trustee's judgment, result in such disqualification. Any such redemption shall be effected at the redemption price and in the manner described above. Interestholders shall upon demand disclose to the Trustees in writing such information concerning direct and indirect ownership of Interests as the Trustees deem necessary to comply with the requirements of any taxing authority.

Determination of Net Asset Value

The NAV per share for each Portfolio is determined as of the close of regular trading (currently 4:00 p.m. (Eastern time)) on each day the New York Stock Exchange ("NYSE") is open for business, with the exception of Columbus Day and Veterans Day for the May Portfolios and the Diversified Fixed Income Portfolio. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of each Portfolio's Interests.

Each Portfolio's investments are generally valued at current market prices. Securities are generally valued based on the last sales price during the regular trading session if the security trades on an exchange ("closing price"). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. A Portfolio is required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if it is determined that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Portfolio calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Portfolio calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Portfolio's assets that are invested in other mutual funds, the Portfolio's NAV is calculated based upon the net asset values of the other mutual funds in which the Portfolio invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

The International Equity, International Index, International Growth and International Value Portfolios use an independent service provider to review U.S. market moves after the close of foreign markets and assist with the decision whether to substitute fair values for foreign security market prices. This service provider applies a multi-factor methodology, which uses factors such as ADRs, sector indices and futures, to each foreign portfolio security as part of this process.

Money market instruments and debt instruments maturing in 60 days or less generally are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices may be furnished by a reputable independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of a Portfolio for which current market quotations are not readily available are valued at fair value as determined in good faith by the Board and in accordance with procedures adopted by the Board.

For a Portfolio that invests directly in foreign securities, portfolio securities are generally valued on the basis of quotations from the primary market in which they are traded. However, if, in the judgment of the Board, a security's value has been materially affected by events occurring after the close of the exchange or the market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board believes accurately reflects fair value. A security's valuation may differ depending on the method used to determine its value.

ITEM 24. TAXATION

The Trust is organized as a statutory trust under Delaware law. Under the Trust's current classification for federal income tax purposes, it is intended that each Portfolio will be treated as a non-publicly traded partnership for such purposes and, therefore such Portfolio will not be subject to any federal income tax. However, each investor in a Portfolio will be taxable on its share (as determined in accordance with the governing instruments of the Trust) of such Portfolio's income and gains in determining its federal income tax liability. The determination of such share will be made in accordance with the Code, and regulations promulgated thereunder. All Portfolios will have less than 100 investors.
The Trust's taxable year-end is the last day of May. Although the Trust will not be subject to federal income tax, it will file appropriate federal income tax returns.
It is intended that each Portfolio's assets, income and distributions will be managed in such a way that an entity electing and qualifying as a "regulated investment company" under the Code can continue to so qualify by investing substantially all of its assets through a Portfolio, provided that the regulated investment company meets other requirements for such qualification not within the control of the Portfolio (e.g., distributing at least 90% of the regulated investment company's "investment company taxable income" annually).

ITEM 25. UNDERWRITERS

Wells Fargo Funds Distributor, LLC (the "Placement Agent"), located at 525 Market Street, San Francisco, California 94105, is the exclusive placement agent for the Interests in the Portfolios. Pursuant to a Placement Agency Agreement, the Placement Agent, as agent, sells Interests in the Portfolios on a continuous basis and transmits purchase and redemption orders that it receives to the Trust.
The Placement Agency Agreement will continue year-to-year as long as such continuance is approved at least annually in accordance with the 1940 Act and the rules thereunder. This agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act). This agreement may, in any event, be terminated at any time, without the payment of any penalty, by the Trust upon 60 days' written notice to the Placement Agent or by the Placement Agent at any time after the second anniversary of the effective date of this agreement on 60 days' written notice to the Trust.

ITEM 26. CALCULATION OF PERFORMANCE DATA

Not applicable.

ITEM 27. FINANCIAL STATEMENTS

KPMG LLP has been selected as the independent registered public accounting firm for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP's address is Two Financial Center, 60 South Street, Boston, MA 02111.
The annual reports, including the audited financial statements for the Portfolios and independent registered public accounting firm's report for the fiscal year ended February 28, 2011, for the February Portfolios and for the fiscal year ended May 31, 2011, for the May Portfolios of the Trust, are hereby incorporated herein by reference.

APPENDIX A

The ratings of Standard & Poor's ("S&P"), Moody's Investors Services ("Moody's"), Fitch Investor Services ("Fitch"), represent their opinion as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by the Portfolios, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Portfolios. The adviser will consider such an event in determining whether the Portfolio involved should continue to hold the obligation.
The following is a description of the ratings given by S&P, Fitch, and Moody's to corporate and municipal bonds and corporate and municipal commercial paper and variable rate demand obligations.

Corporate Bonds

S&P

S&P rates the long-term debt obligations issued by various entities in categories ranging from "AAA" to "D," according to quality, as described below. The first four ratings denote investment-grade securities. The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Debt CCC is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet timely interest and principal payments.

CC - Debt rated CC is currently highly vulnerable to nonpayment. Debt rated CC is subordinate to senior debt rated CCC.

C - Debt rated C is currently highly vulnerable to nonpayment. Debt rated C is subordinate to senior debt rated CCC-. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. Debt rated C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D - Debt rated D is currently in default, where payment of interest and/or repayment of principal is in arrears.

Moody's

Moody's rates the long-term debt obligations issued by various entities in categories ranging from "Aaa" to "C," according to quality, as described below. The first four denote investment-grade securities.

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk, and interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, such bonds comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds rated A possess many favorable investment attributes and are to be considered upper to medium investment-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered medium-grade (and still investment-grade) obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds. Such bonds can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers (1, 2 and 3) to rating categories. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aal, A1 or Baal, respectively.

Fitch

National Long-Term Credit Ratings. A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, below.

AAA(xxx) - 'AAA' national ratings denote the highest rating assigned in its national rating scale for that country. This rating is assigned to the "best" credit risk relative to all other issuers or issues in the same country and will normally be assigned to all financial commitments issued or guaranteed by the sovereign state.

AA(xxx) - 'AA' national ratings denote a very strong credit risk relative to other issuers or issues in the same country. The credit risk inherent in these financial commitments differs only slightly from the country's highest rated issuers or issues.

A(xxx) - 'A' national ratings denote a strong credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment of these financial commitments to a greater degree than for financial commitments denoted by a higher rated category.

BBB(xxx) - 'BBB' national ratings denote an adequate credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment.

BB(xxx) - 'BB' national ratings denote a fairly weak credit risk relative to other issuers or issues in the same country. Within the context of the country, payment of these financial commitments is uncertain to dome degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

B(xxx) - 'B' national ratings denote a significantly weak credit risk relative to other issuers or issues in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payment is contingent upon a sustained, favorable business and economic environment.

CCC(xxx), CC(xxx), C(xxx) - These categories of national ratings denote an extremely weak credit risk relative to other issuers or issues in the same country. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

DDD(xxx), DD(xxx), D(xxx) - These categories of national ratings are assigned to entities or financial commitments which are currently in default.

Short-Term Issue Credit Ratings (including Commercial Paper)

S&P:

A-1 - Debt rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 - Debt rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 - Debt rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B - Debt rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C - Debt rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D - Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody's:

Prime-1: Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations.

Prime-2: Issuers rated Prime-2 have a strong ability to repay senior short-term debt obligations, but earnings trends, while sound, will be subject to more variation.

Prime-3: Issuers rated Prime-3 have acceptable credit quality and an adequate capacity for timely payment of shortterm deposit obligations.

Not Prime: Issuers rated Not Prime have questionable to poor credit quality and an uncertain capacity for timely payment of short-term deposit obligations.

Fitch

National Short -Term Credit Ratings. A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, below.

F1(xxx) - Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the"best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong , a "+" is added to the assigned rating.

F2(xxx) - Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F3(xxx) - Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B(xxx) - Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C(xxx) - Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D(xxx) - Indicates actual or imminent payment default.

Note to National Short-Term ratings: In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, our National Short-Term Ratings definitions for F1+(xxx), F1(xxx), F2(xxx) and F3(xxx) may be substituted by those regulatory scales, e.g. A1+, A1, A2 and A3.

Variable Rate Demand Obligations

S&P:

SP-1 - Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 - Speculative capacity to pay principal and interest.

Moody's:

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

----------------------------

WELLS FARGO MASTER TRUST
FILE NO. 811-09689

PART C
OTHER INFORMATION

Item 28. Exhibits

--------------------------

Number	Exhibit Description	Location
(a)	Declaration of Trust	Incorporated by reference to Amendment No. 71, filed June 28, 2010.
(b)	Not applicable
(c)	Not applicable
(d)(1)	Amended and Restated Investment Advisory Agreement with Wells Fargo Funds Management, LLC	Incorporated by reference to Amendment No. 27, filed January 31, 2006; Schedule A, incorporated by reference to Amendment No. 79, filed June 27, 2011.
(d)(2)(i)	Amended and Restated Investment Sub-Advisory Agreement with Wells Capital Management Incorporated	Incorporated by reference to Amendment No. 33, filed June 26, 2006; Appendix A and Schedule A, incorporated by reference to Amendment No. 79, filed June 27, 2011.
(d)(2)(ii)	Investment Sub-Advisory Agreement with Galliard Capital Management, Inc.

Incorporated by reference to Amendment No. 4, filed August 31, 2001; Appendix A, incorporated by reference to Amendment No. 27, filed January 31, 2006; Schedule A, incorporated by reference to Amendment No. 73, filed September 27, 2010.

(d)(2)(iii)	Investment Sub-Advisory Agreement with Peregrine Capital Management, Inc.	Incorporated by reference to Amendment No. 33, filed June 26, 2006. Appendix A and Schedule A, incorporated by reference to Amendment No. 75 filed on January 28, 2011.
(d)(2)(iv)	Investment Sub-Advisory Agreement with Systematic Financial Management, L.P.	Incorporated by reference to Amendment No. 12, filed October 1, 2003; Appendix A and Appendix B, incorporated by reference to Amendment No. 27, filed January 31, 2006.
(d)(2)(v)	Investment Sub-Advisory Agreement with Artisan Partners Limited Partnership	Incorporated by reference to Amendment No. 16, filed October 6, 2004; Appendix A and Appendix B, incorporated by reference to Amendment No. 71, filed June 28, 2010.
(d)(2)(vi)	Investment Sub-Advisory Contract with Cooke & Bieler, L.P.	Incorporated by reference to Amendment No. 17, filed December 6, 2004; Appendix A and Appendix B, incorporated by reference to Amendment No. 27, filed January 31, 2006.
(d)(2)(vii)	Investment Sub-Advisory Agreement with LSV Asset Management	Incorporated by reference to Amendment No. 19, filed April 11, 2005; Appendix A and Appendix B, incorporated by reference to Amendment No. 27, filed January 31, 2006.
(d)(2)(viii)	Amended and Restated Investment Sub-Advisory Agreement with SSgA Funds Management, Inc.	Incorporated by reference to Amendment No. 33, filed June 26, 2006; Appendix B, incorporated by reference to Amendment No. 65, filed September 28, 2009.
(d)(2)(ix)	Investment Sub-Advisory Agreement with Phocas Financial Corporation	Incorporated by reference to Amendment No. 81, filed August 29, 2011.
(d)(2)(x)	Investment Sub-Advisory Agreement with Golden Capital Management, LLC	Filed herewith.
(e)	Not applicable pursuant to General Instruction (B)(2)(b).
(f)	Not applicable
(g)(1)	Securities Lending Agency Agreement by and among Wells Fargo Master Trust, Wells Fargo Funds Management, LLC and Wells Fargo Bank, N.A.	Incorporated by reference to Amendment No. 71, filed June 28, 2010; Appendix A, incorporated by reference to Amendment No. 75 filed on January 28, 2011.
(g)(2)	Master Custodian Agreement with State Street Bank and Trust Company	Incorporated by reference to Amendment No. 65, filed September 28, 2009; Appendix A, incorporated by reference to Amendment No. 79, filed June 27, 2011.
(h)(1)	Administration Agreement with Wells Fargo Funds Management, LLC

Incorporated by reference to Amendment No. 4, filed August 31, 2001; Schedule A, incorporated by reference to Amendment No. 71, filed June 28, 2010; Appendix A, incorporated by reference to Amendment No. 79, filed June 27, 2011.

(h)(2)	Placement Agency Agreement with Wells Fargo Funds Distributor, LLC	Incorporated by reference to Amendment No. 19, filed April 11, 2005; Schedule I, incorporated by reference to Amendment No. 79, filed June 27, 2011.
(i)	Not applicable, pursuant to General Instruction (B)(2)(b)
(j)	Consent of Independent Auditors	Filed herewith.
(k)	Not applicable, pursuant to General Instruction (B)(2)(b)
(l)	Not applicable
(m)	Not applicable
(n)	Not applicable
(o)	Not applicable
(p)(1)	Joint Code of Ethics for Wells Fargo Funds Trust, Wells Fargo Master Trust and Wells Fargo Variable Trust	Incorporated by reference to Amendment No. 79, filed June 27, 2011.
(p)(2)	Joint Code of Ethics for Wells Fargo Funds Management, LLC and Wells Fargo Funds Distributor, LLC	Incorporated by reference to Amendment No. 69, filed January 28, 2010.
(p)(3)	Galliard Capital Management, Inc. Code of Ethics	Incorporated by reference to Amendment No. 63, filed June 26, 2009.
(p)(4)	Peregrine Capital Management, Inc. Code of Ethics	Incorporated by reference to Amendment No. 79, filed June 27, 2011.
(p)(5)	Wells Capital Management Incorporated Code of Ethics	Incorporated by reference to Amendment No. 79, filed June 27, 2011.
(p)(6)	Systematic Financial Management, L.P. Code of Ethics	Incorporated by reference to Amendment No. 50, filed June 27, 2008.
(p)(7)	LSV Asset Management Code of Ethics and Personal Trading Policy	Incorporated by reference to Amendment No. 79, filed June 27, 2011.
(p)(8)	Artisan Partners Limited Partnership Code of Ethics	Incorporated by reference to Amendment No. 79, filed June 27, 2011.
(p)(9)	Cooke & Bieler, L.P. Code of Ethics	Incorporated by reference to Amendment No. 50, filed June 27, 2008.
(p)(10)	SSgA Funds Management Code of Ethics	Incorporated by reference to Amendment No. 79, filed June 27, 2011.
(p)(11)	Phocas Financial Corporation Code of Ethics	Incorportated by reference to Amendment No. 81, filed August 29, 2011.
(p)(12)	Golden Capital Management, LLC Code of Ethics	Filed herewith.

Item 29. Persons Controlled by or Under Common Control with Registrant.

Registrant believes that no person is controlled by or under common control with Registrant.

Item 30. Indemnification.

Article V of the Registrant's Declaration of Trust limits the liability and, in certain instances, provides for mandatory indemnification of the Registrant's trustees, officers, employees, agents and holders of beneficial interests in the Trust. In addition, the Trustees are empowered under Article III, Section
1(t) of the Registrant's Declaration of Trust to obtain such insurance policies as they deem necessary or appropriate.

Item 31. Business or Other Connections of Investment Adviser

(a) Effective March 1, 2001, Wells Fargo Funds Management, LLC ("Funds Management") assumed investment advisory responsibilities for all of the Registrant's investment portfolios, and for certain other registered open-end management investment companies. For providing those services, Funds Management is entitled to receive fees at the same annual rates as were applicable under the advisory contract with Wells Fargo Bank, N.A. ("Wells Fargo Bank"). Funds Management, an indirect wholly-owned subsidiary of Wells Fargo & Company and affiliate of Wells Fargo Bank, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank in early 2001.

To the knowledge of Registrant, none of the directors or officers of Funds Management is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that they also hold various positions with and engage in business for Wells Fargo Bank.

(b) Wells Capital Management Incorporated ("Wells Capital Management"), a wholly owned subsidiary of Wells Fargo Bank, serves as sub-adviser to various Portfolios of the Trust. The descriptions of Wells Capital Management in Parts A and B of this Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Wells Capital Management is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

(c) Peregrine Capital Management, Inc. ("Peregrine"), an indirect wholly-owned subsidiary of Wells Fargo & Company, serves as sub-adviser to various Portfolios of the Trust. The descriptions of Peregrine in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Peregrine is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

(d) Galliard Capital Management, Inc. ("Galliard"), an indirect, wholly-owned subsidiary of Wells Fargo & Company serves as sub-adviser to various Portfolios of the Trust. The descriptions of Galliard in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Galliard is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

(e) Systematic Financial Management, L.P. ("Systematic") serves as sub-adviser to the Equity Value Portfolio. The descriptions of Systematic in Parts A and B of the registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Systematic is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

(f) LSV Asset Management ("LSV") serves as the sub-adviser to the International Value Portfolio. The descriptions of LSV in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors of officers of LSV is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

(g) Artisan Partners Limited Partnership ("Artisan") serves as the sub-adviser to the International Growth Portfolio. The descriptions of Artisan in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors of officers of Artisan is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

(h) SSgA Funds Management, Inc. ("SSgA") serves as the sub-adviser to the Diversified Fixed Income Portfolio, Diversified Stock Portfolio and International Index Portfolio. The descriptions of SSgA in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors of officers of SSgA is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

(i) Cooke & Bieler, L.P. ("C&B") serves as the sub-adviser to the C&B Large Cap Value Portfolio. The descriptions of C&B in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors of officers of C&B is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

(j) Phocas Financial Corporation ("Phocas Financial") serves as the sub-adviser to the Large Company Value Portfolio. The descriptions of Phocas Financial in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors of officers of Phocas Financial is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of substantial nature.

(k) Golden Capital Management, LLC ("Golden Capital") serves as sub-adviser to the Index Portfolio (effective October 1, 2011). The descriptions of Golden Capital in Parts A and B of the Registration statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors of officers of Golden Capital is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of substantial nature.

Item 32. Principal Underwriter.

(a) Wells Fargo Funds Distributor, LLC, placement agent for the Registrant, also acts as principal underwriter for Wells Fargo Variable Trust and Wells Fargo Funds Trust, and is the exclusive placement agent for Wells Fargo Master Trust, all of which are registered open-end management investment companies.

(b) The following table provides information for each director and officer of Wells Fargo Funds Distributor, LLC.

Name	Positions and Offices with Underwriter	Positions and Offices with Fund
Karla M. Rabusch Wells Fargo Funds Management, LLC 525 Market Street, 12th Floor San Francisco, CA 94105	Chairman of the Board	President
Wayne Badorf Wells Fargo Funds Distributor, LLC 525 Market Street, 12th Floor San Francisco, CA 94105	Director, President and Secretary	None
A. Erdem Cimen Wells Fargo Funds Management, LLC 525 Market Street, 12th Floor San Francisco, CA 94105	Director, Financial Operations Officer (FINOP)	None
Carol J. Lorts Wells Fargo Funds Distributor, LLC 525 Market Street, 12th Floor San Francisco, CA 94105	Chief Compliance Officer	None
Samuel H. Hom Wells Fargo Funds Distributor, LLC 525 Market Street, 12th Floor San Francisco, CA 94105	Anti-Money Laundering Compliance Officer	Anti-Money Laundering Compliance Officer
Andrew Owen Wells Fargo Funds Management, LLC 525 Market Street, 12th Floor San Francisco, CA 94105	Director	Assistant Secretary

(c) Not applicable.

Item 33. Location of Accounts and Records.

(a) The Registrant maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, "Records") at the offices of Wells Fargo Funds Management, LLC, 525 Market Street, 12th Floor, San Francisco, CA 94105.

(b) Wells Fargo Funds Management, LLC maintains all Records relating to its services as investment adviser and administrator at 525 Market Street, 12th Floor, San Francisco, CA 94105 .

(c) Wells Fargo Funds Distributor, LLC maintains all Records relating to its services as placement agent at 525 Market Street, 12th Floor, San Francisco, CA 94105.

(d) Wells Fargo Bank, N.A. maintains all Records relating to its services as custodian at 6th & Marquette, Minneapolis, MN 55479-0040.

(e) Wells Capital Management Incorporated maintains all Records relating to its services as investment sub-adviser at 525 Market Street, 10th Floor, San Francisco, CA 94105.

(f) Peregrine Capital Management, Inc. maintains all Records relating to its services as investment sub-adviser at 800 LaSalle Avenue, Suite 1850, Minneapolis, MN 55402.

(g) Galliard Capital Management, Inc. maintains all Records relating to its services as investment sub-adviser at 800 LaSalle Avenue, Suite 1100, Minneapolis, MN 55479.

(h) Systematic Financial Management, L.P. maintains all Records relating to its services as investment sub-adviser at 300 Frank W. Burr Boulevard, Glenpointe East, Teaneck, NJ 07666.

(i) LSV Asset Management maintains all Records relating to its services as investment sub-adviser at One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.

(j) Artisan Partners Limited Partnership maintains all Records relating to its services as investment sub-adviser at 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202.

(k) SSgA Funds Management maintains all Records relating to its services as investment sub-adviser at One Lincoln Street, Boston, MA 02111.

(l) Cooke & Bieler, L.P. maintains all Records relating to its services as investment sub-adviser at 1700 Market Street, Philadelphia, PA 19103.

(m) Phocas Financial Corporation maintains all Records relating to its services as investment sub-adviser at 980 Atlantic Avenue, Suite 106, Alameda, CA 94501.

(n) Golden Capital Management, LLC maintains all Records relating to its services as sub-adviser at 5 Resource Square, Suite 400, 10715 David Taylor Drive, Charlotte, North Carolina 28262.

Item 34. Management Services.

Other than as set forth under the captions "Management, Organization and Capital Structure" in Part A of this Registration Statement and "Management of the Trust" in Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.

Item 35. Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized, in the City of San Francisco and State of California on the 26th day of September, 2011.

WELLS FARGO MASTER TRUST

By: /s/ C. David Messman
--------------------
C. David Messman
Secretary

Exhibit No.	Exhibits
(d)(2)(x)	Investment Sub-Advisory Agreement with Golden Capital Management, LLC
(j)	Consent of Independent Auditors
(p)(12)	Golden Capital Management, LLC Code of Ethics